UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-21181

Name of Fund: BlackRock Municipal 2020 Term Trust (BKK)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Municipal 2020 Term

             Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 04/30/2018

Date of reporting period: 04/30/2018

Item 1 – Report to Stockholders

APRIL 30, 2018

ANNUAL REPORT

BlackRock Investment Quality Municipal Trust, Inc. (BKN)

BlackRock Long-Term Municipal Advantage Trust (BTA)

BlackRock Municipal 2020 Term Trust (BKK)

BlackRock Municipal Income Trust (BFK)

BlackRock Strategic Municipal Trust (BSD)

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended April 30, 2018, the strongest corporate profits in seven years drove the equity market higher, while rising interest rates constrained bond returns. While the market’s appetite for risk remained healthy, risk taking varied by asset class, as bond investors cautiously shifted to higher-quality securities, and stock investors continued to embrace risk by investing abroad.

The largest global economies experienced sustained, synchronized growth for the first time since the financial crisis, leading to strong equity performance worldwide. Emerging markets stocks posted the highest return, as accelerating growth in China, the second-largest economy in the world, improved the outlook for corporate profits in most developing nations.

Short-term U.S. Treasury interest rates rose the fastest, while longer-term rates slightly increased, leading to a substantial flattening of the yield curve. The annual return for the three-month Treasury bill surpassed 1.0%, but remained well below the annual headline inflation rate of 2.5%. In contrast, the ten-year U.S. Treasury — a bellwether of the bond market — posted a negative return, as rising inflation expectations drove yields higher. In credit markets, the investment-grade and high-yield bond markets posted modest returns in a relatively benign credit environment.

Even though it faced rising pressure to boost interest rates in 2017, the U.S. Federal Reserve (the “Fed”) increased short-term interest rates just three times during the reporting period. The Fed also announced plans to reduce its $4.4 trillion balance sheet by $420 billion in 2018, which began the process of gradually reversing its unprecedented stimulus measures after the financial crisis. The economy continued to gain momentum despite the Fed’s modest reduction of economic stimulus, as unemployment dipped below 4.0%, wages increased, and job openings reached a record high. Strong economic performance may justify a more rapid pace of rate hikes in 2018, as the headline inflation rate and investors’ expectations for inflation surpassed the Fed’s target of 2.0%.

By contrast, the European Central Bank (“ECB”) and the Bank of Japan (“BoJ”) continued to expand their balance sheets despite nascent signs of sustained economic growth. Rising global growth, as well as limited bond supply, pressured other central banks to follow in the Fed’s footsteps. In October 2017, the ECB pledged to cut its bond purchases in half for 2018, while the BoJ reiterated its commitment to economic stimulus, even though the size of its balance sheet almost matched the total output of the Japanese economy.

The Fed’s measured pace of stimulus reduction could lead to moderately higher inflation, steadily rising interest rates, and improving real growth in 2018. We continue to believe the primary risks to economic expansion are trade protectionism, rapidly rising interest rates, and geopolitical tension. In particular, we are closely monitoring trade protectionism and the rise of populism in Western nations.

In December 2017, Congress passed a sweeping tax reform bill. The U.S. tax overhaul is likely to accentuate the existing reflationary themes, including corporate spending on stock buybacks, mergers & acquisitions and capital investment, which could extend the economic cycle if inflation and interest rates rise at a relatively modest pace.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of April 30, 2018
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	3.82%	13.27%
U.S. small cap equities (Russell 2000® Index)	3.27	11.54
International equities (MSCI Europe, Australasia, Far East Index)	3.41	14.51
Emerging market equities (MSCI Emerging Markets Index)	4.80	21.71
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	0.68	1.17
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	(3.79)	(3.64)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(1.87)	(0.32)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(0.76)	1.44
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(0.17)	3.27
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Municipal Market Overview  For the Reporting Period Ended April 30, 2018

Municipal Market Conditions

Municipal bonds experienced positive performance during the period despite rising interest rates resulting from continued Fed monetary policy normalization, firmer economic data, and the anticipated impacts of fiscal stimulus. Ongoing reassurance from the Fed that rates would be increased gradually and would likely remain low overall resulted in continued demand for fixed income investments. More specifically, investors favored the tax-exempt income, diversification, quality, and value of municipal bonds amid fiscal policy uncertainty, which saw tax reform ultimately lower the top individual tax rate just 2.6% while eliminating deductions and increasing demand for tax shelter. During the 12 months ended April 30, 2018, municipal bond funds experienced net inflows of approximately $26 billion (based on data from the Investment Company Institute).

For the same 12-month period, total new issuance was moderate from a historical perspective at $385 billion (well below the robust $424 billion issued in the prior 12-month period), but displayed significant month to month volatility. Notably, issuance in December posted the highest monthly total on record at $56 billion, as issuers rushed deals to market ahead of the expected elimination of the tax-exemption for advanced refunding bonds and possibly private activity bonds (PABs). Ultimately, the final version of the Tax Cuts and Jobs Act left PABs unchanged, though the elimination of advanced refundings has suppressed supply in 2018, providing a powerful technical tailwind.	S&P Municipal Bond Index Total Returns as of April 30, 2018 6 months: (0.76)% 12 months: 1.44%

A Closer Look at Yields

From April 30, 2017 to April 30, 2018, yields on AAA-rated 30-year municipal bonds increased by 7 basis points (“bps”) from 3.02% to 3.09%, while 10-year rates increased by 35 bps from 2.14% to 2.49% and 5-year rates increased by 78 bps from 1.41% to 2.19% (as measured by Thomson Municipal Market Data). The municipal yield curve bear flattened significantly over the 12-month period with the spread between 2- and 30-year maturities flattening by 82 bps, led by 54 bps of flattening between 2- and 10-year maturities.

During the same time period, on a relative basis, tax-exempt municipal bonds strongly outperformed U.S. Treasuries with the greatest outperformance experienced in the front and intermediate portions of the yield curve. The relative positive performance of municipal bonds was driven largely by a supply/demand imbalance within the municipal market as investors sought income and incremental yield in an environment where opportunities became increasingly scarce. The asset class is known for its lower relative volatility and preservation of principal with an emphasis on income as tax rates rise.

Financial Conditions of Municipal Issuers

The majority of municipal credits remain strong, despite well-publicized distress among a few issuers. Four of the five states with the largest amount of debt outstanding — California, New York, Texas and Florida — have exhibited markedly improved credit fundamentals during the slow national recovery. However, several states with the largest unfunded pension liabilities have seen their bond prices decline noticeably and remain vulnerable to additional price deterioration. On the local level, Chicago’s credit quality downgrade is an outlier relative to other cities due to its larger pension liability and inadequate funding remedies. BlackRock maintains the view that municipal bond defaults will remain minimal and in the periphery while the overall market is fundamentally sound. We continue to advocate careful credit research and believe that a thoughtful approach to structure and security selection remains imperative amid uncertainty in a modestly improving economic environment.

The opinions expressed are those of BlackRock as of April 30, 2018, and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of any individual holdings or market sectors. Investing involves risk including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments. There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (“AMT”). Capital gains distributions, if any, are taxable.

The Standard & Poor’s Municipal Bond Index, a broad, market value-weighted index, seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the AMT. Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. It is not possible to invest directly in an index.

4	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Trust on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Trusts (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Trusts’ shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV.

To illustrate these concepts, assume a Trust’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Trust’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Trust with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Trust’s financing cost of leverage is significantly lower than the income earned on a Trust’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Trusts’ return on assets purchased with leverage proceeds, income to shareholders is lower than if the Trusts had not used leverage. Furthermore, the value of the Trusts’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the Trusts’ obligations under their respective leverage arrangements generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trusts’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that the Trusts’ intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Trust’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Trust’s Common Shares than if the Trust were not leveraged. In addition, each Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trust to incur losses. The use of leverage may limit a Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Trust incurs expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares. Moreover, to the extent the calculation of the Trusts’ investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Trusts’ investment adviser will be higher than if the Trusts did not use leverage.

To obtain leverage, each Trust has issued Variable Rate Demand Preferred Shares (“VRDP Shares”), Variable Rate Muni Term Preferred Shares (“VMTP Shares”) or Auction Market Preferred Shares (“AMPS”) (collectively, “Preferred Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOB Trusts”) as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Trust is permitted to issue debt up to 33 1⁄3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Trust may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Trust may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.

If a Trust segregates or designates on its books and records cash or liquid assets having a value not less than the value of a Trust’s obligations under the TOB Trust (including accrued interest), then the TOB Trust is not considered a senior security and is not subject to the foregoing limitations and requirements imposed by the 1940 Act.

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Trusts’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trusts’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

THE BENEFITS AND RISKS OF LEVERAGING	5

Trust Summary as of April 30, 2018	BlackRock Investment Quality Municipal Trust, Inc.

Investment Objective

BlackRock Investment Quality Municipal Trust, Inc.’s (BKN) (the “Trust”) investment objective is to provide high current income exempt from regular U.S. federal income tax consistent with the preservation of capital. The Trust seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations that pay interest that is exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). Under normal market conditions, the Trust invests at least 80% of its assets in securities rated investment grade at the time of investment. The Trust may invest up to 20% of its assets in unrated securities that are deemed by the investment adviser to be of comparable quality. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange (“NYSE”)	BKN
Initial Offering Date	February 19, 1993
Yield on Closing Market Price as of April 30, 2018 ($13.57)(a)	5.04%
Tax Equivalent Yield(b)	8.51%
Current Monthly Distribution per Common Share(c)	$0.0570
Current Annualized Distribution per Common Share(c)	$0.6840
Economic Leverage as of April 30, 2018(d)	39%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)	Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.
(c)	The distribution rate is not constant and is subject to change.
(d)	Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of its accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended April 30, 2018 were as follows:

	Returns Based On
	Market Price	NAV
BKN(a)(b)	(1.20)%	5.34%
Lipper General & Insured Municipal Debt Funds (Leveraged)(c)	(2.37)	2.65

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s absolute performance based on NAV:

Municipal bonds generated positive returns, with income offsetting a modest downturn in prices. The reporting period began on a strong note, with a favorable balance of supply and demand driving prices higher in the summer of 2017. By autumn, however, accelerating economic growth and emerging inflation pressures sparked concerns that the Fed would need to tighten monetary policy more aggressively than expected. In addition, the prospect of tax reform led to a pick-up in new-issue supply prior to year-end. These factors drove municipal bond prices lower in late 2017, and the selloff picked up speed in late January/early February due to a spike in U.S. Treasury yields. (Prices and yields move in opposite directions.) The tax-exempt market subsequently stabilized at these lower levels, and it traded largely flat with low volatility through the end of the period.

During the reporting period, the Trust produced a gain at net asset value. Its return was primarily derived from income given that bond prices fell slightly.

Bonds rated below investment grade outpaced investment-grade issues during the period, while the lower end of the investment-grade segment outperformed the highest-quality securities. As a result, the Trust’s holdings in BBB rated and high yield bonds aided returns. Consistent with this trend, allocations to sectors with lower average credit ratings — including tobacco and health care — contributed to results.

Yield curve positioning was largely additive, as the Trust held a significant amount of longer-term issues relative to short-term bonds. Yields of long-maturity bonds, which have lower sensitivity to Fed policy, rose less than those on short-term bonds. Conversely, holdings in pre-refunded securities experienced poor relative performance due to their shorter maturities.

The Trust sought to manage interest rate risk using U.S. Treasury futures. Given that Treasury yields rose, as prices fell, this aspect of the Trust’s positioning had a positive effect on returns.

The Trust’s use of leverage, while amplifying the impact of weak price performance, was a net contributor since it provided additional income. However, the cost of leverage increased due to rising short-term interest rates.

6	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of April 30, 2018 (continued)	BlackRock Investment Quality Municipal Trust, Inc.

Although yields rose during the period, reinvestment had an adverse effect on the Trust’s income as the proceeds of higher-yielding bonds that matured or were called needed to be reinvested at lower prevailing rates.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Market Price and Net Asset Value Per Share Summary

	04/30/18	04/30/17	Change	High	Low
Market Price	$13.57	$14.59	(6.99)%	$15.75	$13.49
Net Asset Value	$15.26	$15.39	(0.84)%	$16.20	$15.18

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

SECTOR ALLOCATION

Sector	04/30/18	04/30/17
Health	20%	23%
Transportation	15	14
Education	15	16
County/City/Special District/School District	14	15
State	9	12
Utilities	8	9
Corporate	6	6
Tobacco	5	5
Financing & Development	4	—
Public Services	3	—
Housing	1	—

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector subclassifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector subclassifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2018	5%
2019	5
2020	7
2021	9
2022	9

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	04/30/18	04/30/17
AAA/Aaa	4%	5%
AA/Aa	35	43
A	27	29
BBB/Baa	16	15
BB/Ba	3	3
B	3	1
N/R(b)	12	4

(a)	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
(b)	The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of April 30, 2018 and April 30, 2017, the market value of unrated securities deemed by the investment adviser to be investment grade each represents 1% and less than 1%, respectively, of the Trust’s total investments.

TRUST SUMMARY	7

Trust Summary as of April 30, 2018	BlackRock Long-Term Municipal Advantage Trust

Investment Objective

BlackRock Long-Term Municipal Advantage Trust’s (BTA) (the “Trust”) investment objective is to provide current income exempt from regular U.S. federal income tax. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in municipal obligations and derivative instruments with exposure to such municipal obligations, in each case that are expected to pay interest or income that is exempt from U.S. federal income tax (except that the interest may be subject to the U.S. federal alternative minimum tax). The Trust invests, under normal market conditions, primarily in long-term municipal bonds with a maturity of more than ten years at the time of investment and, under normal market conditions, the Trust’s municipal bond portfolio will have a dollar-weighted average maturity of greater than 10 years. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE	BTA
Initial Offering Date	February 28, 2006
Yield on Closing Market Price as of April 30, 2018 ($11.20)(a)	5.84%
Tax Equivalent Yield(b)	9.86%
Current Monthly Distribution per Common Share(c)	$0.0545
Current Annualized Distribution per Common Share(c)	$0.6540
Economic Leverage as of April 30, 2018(d)	41%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)	Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.
(c)	The distribution rate is not constant and is subject to change.
(d)	Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of its accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended April 30, 2018 were as follows:

	Returns Based On
	Market Price	NAV
BTA(a)(b)	1.50%	5.76%
Lipper General & Insured Municipal Debt Funds (Leveraged)(c)	(2.37)	2.65

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s absolute performance based on NAV:

Municipal bonds generated positive returns, with income offsetting a modest downturn in prices. The reporting period began on a strong note, with a favorable balance of supply and demand driving prices higher in the summer of 2017. By autumn, however, accelerating economic growth and emerging inflation pressures sparked concerns that the Fed would need to tighten monetary policy more aggressively than expected. In addition, the prospect of tax reform led to a pick-up in new-issue supply prior to year-end. These factors drove municipal bond prices lower in late 2017, and the selloff picked up speed in late January/early February due to a spike in U.S. Treasury yields. (Prices and yields move in opposite directions.) The tax-exempt market subsequently stabilized at these lower levels, and it traded largely flat with low volatility through the end of the period.

During the reporting period, portfolio income was a key contributor to performance at a time of falling prices. The Trust’s use of leverage, while amplifying the impact of weak price performance, was a net contributor as it provided additional income. However, the cost of leverage increased due to rising short-term interest rates.

The Trust’s yield curve positioning, highlighted by concentrations in longer-dated maturities, was beneficial. Longer-term bonds, in addition to providing incremental yield, outpaced shorter maturities due to their lower sensitivity to the direction of Fed policy. Conversely, positions in short-dated securities detracted.

Positions in BBB rated and non-investment grade bonds added value, as lower-quality issues outperformed higher-quality securities. Consistent with this trend, allocations to sectors with lower average credit ratings — including tobacco, health care and project finance — were additive to results.

The Trust sought to manage interest rate risk using U.S. Treasury futures. Given that Treasury yields rose, as prices fell, this aspect of the Trust’s positioning had a positive effect on returns.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of April 30, 2018 (continued)	BlackRock Long-Term Municipal Advantage Trust

Market Price and Net Asset Value Per Share Summary

	04/30/18	04/30/17	Change	High	Low
Market Price	$11.20	$11.66	(3.95)%	$12.54	$11.12
Net Asset Value	$12.28	$12.27	0.08%	$12.69	$12.24

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

SECTOR ALLOCATION

Sector	04/30/18	04/30/17
Health	17%	19%
County/City/Special District/School District	15	16
Transportation	14	15
Education	12	11
Utilities	11	13
Tobacco	11	10
State	10	7
Corporate	6	6
Housing	4	3

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector subclassifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector subclassifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2018	8%
2019	14
2020	12
2021	16
2022	4

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	04/30/18	04/30/17
AAA/Aaa	5%	5%
AA/Aa	36	40
A	11	12
BBB/Baa	19	21
BB/Ba	7	6
B	6	6
N/R(b)	16	10

(a)	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P’s or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
(b)	The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of April 30, 2018 and April 30, 2017, the market value of unrated securities deemed by the investment adviser to be investment grade each represents 1% of the Trust’s total investments.

TRUST SUMMARY	9

Trust Summary as of April 30, 2018	BlackRock Municipal 2020 Term Trust

Investment Objective

BlackRock Municipal 2020 Term Trust’s (BKK) (the “Trust”) investment objectives are to provide current income exempt from regular U.S. federal income tax and to return $15 per Common Share (the initial public offering price per Common Share) to holders of Common Shares on or about December 31, 2020. The Trust seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its managed assets in municipal bonds that pay interest that is exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). The Trust invests, under normal market conditions, at least 80% of its managed assets in municipal bonds that are investment grade, or if unrated, deemed to be of comparable quality by the investment adviser, at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives. No assurance can be given that the Trust will achieve its investment objectives, including its objective of returning $15.00 per Common Share.

Trust Information

Symbol on NYSE	BKK
Initial Offering Date	September 30, 2003
Termination Date (on or about)	December 31, 2020
Yield on Closing Market Price as of April 30, 2018 ($15.16)(a)	3.13%
Tax Equivalent Yield(b)	5.29%
Current Monthly Distribution per Common Share(c)	$0.0395
Current Annualized Distribution per Common Share(c)	$0.4740
Economic Leverage as of April 30, 2018(d)	—

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)	Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.
(c)	The distribution rate is not constant and is subject to change.
(d)	Represents AMPS and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to AMPS and TOB Trusts, minus the sum of its accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended April 30, 2018 were as follows:

	Returns Based On
	Market Price	NAV
BKK(a)(b)	(0.54)%	0.76%
Lipper Intermediate Municipal Debt Funds(c)	(3.26)	1.52

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust moved from a premium to NAV to a discount during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s absolute performance based on NAV:

Municipal bonds generated positive returns, with income offsetting a modest downturn in prices. The reporting period began on a strong note, with a favorable balance of supply and demand driving prices higher in the summer of 2017. By autumn, however, accelerating economic growth and emerging inflation pressures sparked concerns that the Fed would need to tighten monetary policy more aggressively than expected. In addition, the prospect of tax reform led to a pick-up in new-issue supply prior to year-end. These factors drove municipal bond prices lower in late 2017, and the selloff picked up speed in late January/early February due to a spike in U.S. Treasury yields. (Prices and yields move in opposite directions.) The tax-exempt market subsequently stabilized at these lower levels, and it traded largely flat with low volatility through the end of the period.

During the reporting period, the Trust produced a narrow gain at net asset value. Its return was primarily derived from income, since prices on short-term bonds — the area in which the Trust primarily invests — fell slightly.

The Trust’s use of leverage, while amplifying the impact of weak price performance, was a net contributor since it provided additional income. However, the cost of leverage increased due to rising short-term interest rates. As bonds were called or matured, the Trust used the cash proceeds to reduce leverage.

The Trust’s more-seasoned holdings, which produce generous yields compared to current market rates, were additive to performance.

At the sector level, corporate, health care and education issues made the most significant contributions to performance due to their large weightings in the portfolio.

Reinvestment had an adverse effect on the Trust’s income, as the proceeds of higher-yielding bonds that matured or were called needed to be reinvested at lower prevailing rates.

10	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of April 30, 2018 (continued)	BlackRock Municipal 2020 Term Trust

The premium amortization that occurred as the Trust’s holdings in short-term bonds approached their call and maturity dates detracted from performance. (When a bond’s price trades at a premium over its face value, the difference is amortized over time. A premium occurs when the price of the bond has increased due to a decline in interest rates.)

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Market Price and Net Asset Value Per Share Summary

	04/30/18	04/30/17	Change	High	Low
Market Price	$15.16	$15.73	(3.62)%	$15.95	$14.92
Net Asset Value	$15.23	$15.60	(2.37)%	$15.68	$15.22

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

SECTOR ALLOCATION

Sector	04/30/18	04/30/17
Utilities	20%	18%
Transportation	17	17
State	15	14
County/City/Special District/School District	13	16
Health	13	12
Education	11	11
Corporate	4	6
Tobacco	4	4
Housing	3	2

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector subclassifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector subclassifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2018	6%
2019	18
2020	59
2021	6
2022	7

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes money market funds.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	04/30/18	04/30/17
AAA/Aaa	6%	5%
AA/Aa	28	33
A	32	31
BBB/Baa	20	17
BB/Ba	5	3
B	—	1
CCC	—	1
N/R(b)	9	9

(a)	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P’s or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
(b)	The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of April 30, 2018 and April 30, 2017, the market value of unrated securities deemed by the investment adviser to be investment grade represents 1% and 2%, respectively, of the Trust’s total investments.

TRUST SUMMARY	11

Trust Summary as of April 30, 2018	BlackRock Municipal Income Trust

Investment Objective

BlackRock Municipal Income Trust’s (BFK) (the “Trust”) investment objective is to provide current income exempt from regular U.S. federal income tax. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds that pay interest that is exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). The Trust invests, under normal market conditions, at least 80% of its assets in municipal bonds that are investment grade, or if unrated, deemed to be of comparable quality by the investment adviser, at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE	BFK
Initial Offering Date	July 27, 2001
Yield on Closing Market Price as of April 30, 2018 ($12.78)(a)	5.49%
Tax Equivalent Yield(b)	9.27%
Current Monthly Distribution per Common Share(c)	$0.0585
Current Annualized Distribution per Common Share(c)	$0.7020
Economic Leverage as of April 30, 2018(d)	39%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)	Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.
(c)	The distribution rate is not constant and is subject to change.
(d)	Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of its accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended April 30, 2018 were as follows:

	Returns Based On
	Market Price	NAV
BFK(a)(b)	(3.54)%	3.74%
Lipper General & Insured Municipal Debt Funds (Leveraged)(c)	(2.37)	2.65

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s absolute performance based on NAV:

Municipal bonds generated positive returns, with income offsetting a modest downturn in prices. The reporting period began on a strong note, with a favorable balance of supply and demand driving prices higher in the summer of 2017. By autumn, however, accelerating economic growth and emerging inflation pressures sparked concerns that the Fed would need to tighten monetary policy more aggressively than expected. In addition, the prospect of tax reform led to a pick-up in new-issue supply prior to year-end. These factors drove municipal bond prices lower in late 2017, and the selloff picked up speed in late January/early February due to a spike in U.S. Treasury yields. (Prices and yields move in opposite directions.) The tax-exempt market subsequently stabilized at these lower levels, and it traded largely flat with low volatility through the end of the period.

The Trust’s positions in the tobacco, transportation, tax-backed (state) and corporate municipal sectors contributed to performance. Holdings in lower-rated investment-grade bonds in the A and BBB rating categories, which performed well amid investors’ hearty appetite for higher-yielding securities, also aided results. Portfolio holdings with the longest maturity dates (typically 20 years and longer) added value given that longer-term bonds outperformed.

Conversely, the Trust’s performance was hurt by positions in shorter-dated holdings — including higher-quality, pre-refunded bonds — that were most affected by the prospect of tighter Fed policy. Intermediate-term holdings, specifically those in the five- to 10-year range, also lagged somewhat.

The Trust sought to manage interest rate risk using U.S. Treasury futures. Given that Treasury yields rose, as prices fell, this aspect of the Trust’s positioning had a positive effect on returns.

The Trust’s use of leverage, while amplifying the impact of weak price performance, was a net contributor since it provided additional income. However, the cost of leverage increased due to rising short-term interest rates.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

12	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of April 30, 2018 (continued)	BlackRock Municipal Income Trust

Market Price and Net Asset Value Per Share Summary

	04/30/18	04/30/17	Change	High	Low
Market Price	$12.78	$14.00	(8.71)%	$14.72	$12.73
Net Asset Value	$13.98	$14.24	(1.83)%	$14.62	$13.94

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

SECTOR ALLOCATION

Sector	04/30/18	04/30/17
Transportation	22%	23%
Utilities	15	15
State	14	11
County/City/Special District/School District	13	14
Health	13	13
Tobacco	8	7
Education	7	10
Corporate	7	7
Housing	1	—

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector subclassifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector subclassifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2018	7%
2019	15
2020	13
2021	14
2022	9

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	04/30/18	04/30/17
AAA/Aaa	6%	8%
AA/Aa	40	44
A	18	16
BBB/Baa	22	20
BB/Ba	5	4
B	4	2
N/R(b)	5	6

(a)	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P’s or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
(b)	The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of April 30, 2018 and April 30, 2017, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1% and 1% of the Trust’s total investments.

TRUST SUMMARY	13

Trust Summary as of April 30, 2018	BlackRock Strategic Municipal Trust

Investment Objective

BlackRock Strategic Municipal Trust’s (BSD) (the “Trust”) investment objectives are to provide current income that is exempt from regular U.S. federal income tax and to invest in municipal bonds that over time will perform better than the broader municipal bond market. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in investments exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). The Trust invests at least 80% of its assets in securities that are investment grade, or if unrated, deemed to be of comparable quality by the investment adviser, at the time of investment and, under normal market conditions, primarily invests in municipal bonds with long-term maturities in order to maintain a weighted average maturity of 15 years or more, but the dollar-weighted average maturity of obligations held by the Trust may be shortened, depending on market conditions. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objectives will be achieved.

Trust Information

Symbol on NYSE	BSD
Initial Offering Date	August 25, 1999
Yield on Closing Market Price as of April 30, 2018 ($12.65)(a)	5.41%
Tax Equivalent Yield(b)	9.14%
Current Monthly Distribution per Common Share(c)	$0.0570
Current Annualized Distribution per Common Share(c)	$0.6840
Economic Leverage as of April 30, 2018(d)	40%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)	Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.
(c)	The distribution rate is not constant and is subject to change.
(d)	Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of its accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended April 30, 2018 were as follows:

	Returns Based On
	Market Price	NAV
BSD(a)(b)	(2.15)%	3.89%
Lipper General & Insured Municipal Debt Funds (Leveraged)(c)	(2.37)	2.65

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s absolute performance based on NAV:

Municipal bonds generated positive returns, with income offsetting a modest downturn in prices. The reporting period began on a strong note, with a favorable balance of supply and demand driving prices higher in the summer of 2017. By autumn, however, accelerating economic growth and emerging inflation pressures sparked concerns that the Fed would need to tighten monetary policy more aggressively than expected. In addition, the prospect of tax reform led to a pick-up in new-issue supply prior to year-end. These factors drove municipal bond prices lower in late 2017, and the selloff picked up speed in late January/early February due to a spike in U.S. Treasury yields. (Prices and yields move in opposite directions.) The tax-exempt market subsequently stabilized at these lower levels, and it traded largely flat with low volatility through the end of the period.

During the reporting period, portfolio income was a key contributor to performance at a time of falling prices. The Trust’s use of leverage, while amplifying the impact of weak price performance, was a net contributor as it provided additional income. However, the cost of leverage increased due to rising short-term interest rates.

The Trust’s yield curve positioning, highlighted by concentrations in longer-dated maturities, was beneficial. Longer-term bonds, in addition to providing incremental yield, outpaced shorter maturities due to their lower sensitivity to the direction of Fed policy. Conversely, positions in short-dated securities detracted.

Positions in lower-rated investment-grade bonds added value, as higher-yielding, lower-quality securities generally outperformed. At the sector level, positions in transportation, health care and tax-backed (local) issues contributed.

The Trust sought to manage interest rate risk using U.S. Treasury futures. Given that Treasury yields rose, as prices fell, this aspect of the Trust’s positioning had a positive effect on returns.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

14	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of April 30, 2018 (continued)	BlackRock Strategic Municipal Trust

Market Price and Net Asset Value Per Share Summary

	04/30/18	04/30/17	Change	High	Low
Market Price	$12.65	$13.67	(7.46)%	$15.49	$12.47
Net Asset Value	$13.96	$14.21	(1.76)%	$14.60	$13.92

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

SECTOR ALLOCATION

Sector	04/30/18	04/30/17
Transportation	22%	24%
Health	16	16
County/City/Special District/School District	15	16
Utilities	12	12
State	10	10
Education	8	9
Corporate	8	7
Tobacco	7	5
Housing	2	1

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector subclassifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector subclassifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2018	5%
2019	16
2020	11
2021	12
2022	9

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	04/30/18	04/30/17
AAA/Aaa	4%	6%
AA/Aa	37	43
A	17	17
BBB/Baa	24	20
BB/Ba	6	4
B	4	2
N/R(b)	8	8

(a)	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P’s or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
(b)	The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of April 30, 2018 and April 30, 2017, the market value of unrated securities deemed by the investment adviser to be investment grade each represents 1% of the Trust’s total investments.

TRUST SUMMARY	15

Schedule of Investments April 30, 2018	BlackRock Investment Quality Municipal Trust, Inc. (BKN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds — 137.7%

Alabama — 0.6%
Opelika Utilities Board, Refunding RB, 4.00%, 06/01/41	$1,540	$1,576,513

Arizona — 6.5%
Arizona Health Facilities Authority, Refunding RB, Phoenix Children’s Hospital, Series A, 5.00%, 02/01/42	3,300	3,467,508
City of Phoenix Arizona IDA, Refunding RB, Basis Schools, Inc. Projects, 5.00%, 07/01/45(a)	455	462,917
County of Pinal Arizona Electric District No.3, Refunding RB:
4.75%, 07/01/21(b)	680	736,386
4.75%, 07/01/31	3,070	3,255,673
Salt Verde Financial Corp., RB, Senior:
5.00%, 12/01/32	1,035	1,200,786
5.00%, 12/01/37	4,585	5,353,859
University Medical Center Corp., RB, 6.50%, 07/01/19(b)	750	788,880
University Medical Center Corp., Refunding RB, 6.00%, 07/01/21(b)	1,600	1,785,824

		17,051,833
Arkansas — 2.0%
City of Benton Arkansas, RB, 4.00%, 06/01/39	755	778,420
City of Fort Smith Arkansas Water & Sewer Revenue, Refunding RB, 4.00%, 10/01/40	1,250	1,277,350
City of Little Rock Arkansas, RB, 4.00%, 07/01/41	2,645	2,692,663
County of Pulaski Arkansas Public Facilities Board, RB, 5.00%, 12/01/42	465	506,236

		5,254,669
California — 20.1%
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 5.88%, 08/15/20(b)	2,300	2,505,137
California Infrastructure & Economic Development Bank, Refunding RB, Academy Motion Picture Arts and Sciences, Series A, 4.00%, 11/01/45	3,330	3,409,254
Carlsbad California Unified School District, GO, Election of 2006, Series B, 0.00%, 05/01/34(c)	1,500	1,678,095
City of San Jose California, Refunding ARB, Norman Y Mineta San Jose International Airport SJC, AMT:
Series A (BAM), 4.00%, 03/01/42	2,460	2,479,951
Series A-1, 5.75%, 03/01/34	3,000	3,261,300
Golden State Tobacco Securitization Corp., Refunding RB, Asset-Backed, Senior Series A-1, 5.75%, 06/01/47	1,985	2,042,009
Hartnell Community College District California, GO, CAB, Election of 2002, Series D, 0.00%, 08/01/34(c)	2,475	2,557,071
Norwalk-La Mirada Unified School District, GO, Refunding, CAB, Election of 2002, Series E (AGC), 0.00%, 08/01/38(d)	12,000	5,078,400
Palomar Community College District, GO, CAB, Election of 2006, Series B:
0.00%, 08/01/30(d)	2,270	1,542,465
0.00%, 08/01/33(d)	4,250	1,727,582
0.00%, 08/01/39(c)	4,000	3,785,960
San Diego Community College District, GO, CAB, Election of 2002, 0.00%, 08/01/33(c)	4,200	4,881,912
State of California, GO, Refunding, Various Purposes:
5.00%, 02/01/38	2,000	2,197,980
4.00%, 10/01/44	2,520	2,603,488
State of California, GO, Various Purposes:
6.50%, 04/01/19(b)	1,570	1,636,270
5.75%, 04/01/31	3,000	3,106,890
6.00%, 03/01/33	2,270	2,443,428
6.50%, 04/01/33	1,330	1,386,259
5.50%, 03/01/40	3,650	3,893,382

Security	Par (000)	Value
California (continued)
Tobacco Securitization Authority of Southern California, Refunding RB, Tobacco Settlement, Asset-Backed, Senior Series A-1, 5.13%, 06/01/46	$495	$495,846

		52,712,679
Connecticut — 0.7%
Connecticut Housing Finance Authority, Refunding RB:
S/F Housing, Sub-Series A-1, 3.85%, 11/15/43	435	429,419
Sub-Series B-1, 4.00%, 05/15/45(e)	400	401,504
Connecticut State Health & Educational Facility Authority, Refunding RB, Lawrence & Memorial Hospital, Series F, 5.00%, 07/01/36	950	999,856

		1,830,779
Delaware — 1.3%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	1,800	1,899,558
Delaware Transportation Authority, RB, U.S. 301 Project, 5.00%, 06/01/55	1,430	1,558,772

		3,458,330
Florida — 8.9%
Capital Trust Agency Inc., RB, M/F Housing, The Gardens Apartment Project, Series A, 4.75%, 07/01/40	900	928,620
Central Florida Expressway Authority, Refunding RB, Senior Lien, 4.00%, 07/01/41	310	314,027
Country of Miami-Dade FL Water & Sewer System Revenue, Refunding RB, System-Series A, 4.00%, 10/01/44	3,000	3,056,550
County of Miami-Dade Florida, RB:
CAB, Subordinate Special Obligation, 0.00%, 10/01/32(d)	5,000	2,841,200
CAB, Subordinate Special Obligation, 0.00%, 10/01/33(d)	15,375	8,337,401
Series B, AMT, 6.00%, 10/01/32	3,000	3,412,830
County of Miami-Dade Florida Aviation, Refunding RB, Series B, AMT, 5.00%, 10/01/40	3,765	4,188,977
County of Orange Florida Health Facilities Authority, Refunding RB, Mayflower Retirement Center, 5.00%, 06/01/32	200	210,296

		23,289,901
Hawaii — 1.3%
State of Hawaii Department of Budget & Finance, Refunding RB:
Hawaiian Electric Co., Inc. AMT, 4.00%, 03/01/37	2,770	2,757,258
Special Purpose, Senior Living, Kahala Nui, 5.25%, 11/15/37	600	659,790

		3,417,048
Idaho — 1.2%
Idaho Health Facilities Authority, RB, St. Lukes Health System Project, Series A, 5.00%, 03/01/39	3,000	3,218,970

Illinois — 8.4%
Chicago Board of Education, GO, Dedicated Revenues, Series H, 5.00%, 12/01/36	375	373,189
Chicago Board of Education, GO, Refunding, Dedicated Revenues:
Series C, 5.00%, 12/01/34	370	369,571
Series D, 5.00%, 12/01/26	675	711,058
Series F, 5.00%, 12/01/22	505	532,634
Chicago Public Building Commission, RB, Series A (NPFGC), 7.00%, 01/01/20(f)	5,000	5,283,450
City of Chicago Illinois, Refunding ARB, O’Hare International Airport Passenger Facility Charge, Series B, AMT, 4.00%, 01/01/29	2,400	2,449,128
City of Chicago Illinois Midway International Airport, Refunding GARB, 2nd Lien, Series A, AMT, 5.00%, 01/01/41	1,735	1,865,732
City of Chicago Illinois O’Hare International Airport, GARB, Senior Lien, Series D, AMT, 5.00%, 01/01/42	770	837,629
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/40	1,000	1,066,360

16	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2018	BlackRock Investment Quality Municipal Trust, Inc. (BKN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Illinois (continued)
Illinois Finance Authority, Refunding RB:
OSF Healthcare System, 6.00%, 05/15/39	$300	$320,334
Roosevelt University Project, 6.50%, 04/01/44	1,500	1,566,990
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 06/01/21(b)	1,700	1,895,126
State of Illinois, GO:
5.00%, 02/01/39	1,000	1,003,890
Series C, 5.00%, 11/01/29	2,655	2,738,022
Series D, 5.00%, 11/01/28	1,025	1,062,648

		22,075,761
Indiana — 0.2%
County of Allen Indiana, RB, StoryPoint Fort Wayne Project, Series A-1(a):
6.63%, 01/15/34	300	319,221
6.75%, 01/15/43	245	260,359

		579,580
Iowa — 0.8%
Iowa Finance Authority, Refunding RB, Iowa Fertilizer Co. Project, Series B, 5.25%, 12/01/50	2,050	2,153,136

Kansas — 3.0%
County of Seward Kansas Unified School District No. 480 Liberal, GO, Refunding:
5.00%, 09/01/22(b)	4,915	5,478,210
5.00%, 09/01/39	1,085	1,199,869
Kansas Development Finance Authority, Refunding RB, Sisters Leavenworth:
5.00%, 01/01/20(b)	1,005	1,054,074
5.00%, 01/01/28	150	157,147

		7,889,300
Kentucky — 6.6%
County of Boyle Kentucky, Refunding RB, Centre College of Kentucky, 5.00%, 06/01/37	4,000	4,401,080
Kentucky Economic Development Finance Authority, RB, Catholic Health Initiatives, Series A, 5.38%, 01/01/40	3,400	3,638,714
Kentucky Economic Development Finance Authority, Refunding RB, Norton Healthcare, Inc., Series B (NPFGC), 0.00%, 10/01/23(d)	8,500	7,150,115
Kentucky Public Transportation Infrastructure Authority, RB, Downtown Crossing Project, Convertible CAB, 1st Tier, Series C(c):
0.00%, 07/01/34	1,000	932,300
0.00%, 07/01/39	1,395	1,286,776

		17,408,985
Louisiana — 2.1%
City of Alexandria Louisiana Utilities, RB, 5.00%, 05/01/39	1,790	1,952,317
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project, Series A-1, 6.50%, 11/01/35	1,565	1,722,830
Louisiana Public Facilities Authority, RB, Belle Chasse Educational Foundation Project, 6.50%, 05/01/31	600	637,272
State of Louisiana Gasoline & Fuels Tax Revenue, Refunding RB, First Lien, Series A, 4.00%, 05/01/41	1,145	1,165,301

		5,477,720
Maryland — 1.1%
County of Anne Arundel Maryland Consolidated, RB, Special Taxing District, Villages at Two Rivers Project:
5.13%, 07/01/36	260	262,374
5.25%, 07/01/44	260	261,760
Maryland Health & Higher Educational Facilities Authority, RB, University of Maryland Medical System Issue, 4.00%, 07/01/48	2,310	2,281,957

		2,806,091

Security	Par (000)	Value
Massachusetts — 2.1%
Massachusetts Development Finance Agency, RB, Emerson College Issue, Series A:
5.25%, 01/01/42	$900	$989,946
5.00%, 01/01/47	1,010	1,088,659
Massachusetts Development Finance Agency, Refunding RB:
Emmanuel College Issue, Series A, 4.00%, 10/01/46	1,380	1,334,418
International Charter School, 5.00%, 04/15/40	600	633,486
Suffolk University, 4.00%, 07/01/39	1,375	1,379,139

		5,425,648
Michigan — 2.9%
Michigan Finance Authority, RB, Detroit Water & Sewage Disposal System, Senior Lien, Series 2014 C-2, AMT, 5.00%, 07/01/44	360	383,756
Michigan State Hospital Finance Authority, Refunding RB, Trinity Health Credit Group, Series C, 4.00%, 12/01/32	4,150	4,240,844
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, Series V, 8.25%, 09/01/18(b)	2,750	2,808,245
State of Michigan Building Authority, Refunding RB, Facilities Program, Series I, 6.25%, 10/15/38	60	61,175

		7,494,020
Minnesota — 2.5%
City of Maple Grove Minnesota, Refunding RB, Maple Grove Hospital, Corp., 4.00%, 05/01/37	1,405	1,411,337
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series B (AGC), 6.50%, 11/15/38	1,905	1,952,434
Housing & Redevelopment Authority of The City of Saint Paul Minnesota, RB, Great River School Project, Series A, 5.50%, 07/01/52(a)	305	310,911
Minneapolis-St. Paul Metropolitan Airports Commission, Refunding ARB, Sub Series D, AMT, 5.00%, 01/01/41	460	507,546
Minnesota Higher Education Facilities Authority, RB:
Augsburg College, Series B, 4.25%, 05/01/40	1,845	1,834,557
College of St. Benedict, Series 8-K, 4.00%, 03/01/43	615	614,010

		6,630,795
Mississippi — 2.1%
County of Warren Mississippi, RB, Gulf Opportunity Zone Bonds, International Paper Co. Project, Series A, 5.38%, 12/01/35	600	663,270
Mississippi Development Bank, RB, Special Obligation:
CAB, Hinds Community College District (AGM), 5.00%, 04/01/21(b)	1,910	2,068,549
County of Jackson Limited Tax Note (AGC), 5.50%, 07/01/32	2,655	2,760,058

		5,491,877
Missouri — 3.1%
Missouri Development Finance Board, RB, Annual Appropriation Sewer System, Series B, 5.00%, 11/01/41	1,350	1,449,225
Missouri State Health & Educational Facilities Authority, RB:
A.T. Still University of Health Sciences:
5.25%, 10/01/31	500	543,175
4.25%, 10/01/32	480	498,082
5.00%, 10/01/39	750	813,877
Heartland Regional Medical Center, 4.13%, 02/15/43	700	713,118
University of Central Missouri, Series C-2, 5.00%, 10/01/34	1,500	1,649,640
Missouri State Health & Educational Facilities Authority, Refunding RB, Kansas City University of Medicine and Biosciences, Series A:
5.00%, 06/01/42	860	953,233
5.00%, 06/01/47	1,230	1,358,326

		7,978,676
Nebraska — 1.9%
Central Plains Nebraska Energy Project, RB, Gas Project No. 3, 5.00%, 09/01/42	900	979,803

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (continued) April 30, 2018	BlackRock Investment Quality Municipal Trust, Inc. (BKN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Nebraska (continued)
County of Douglas Nebraska Hospital Authority No. 3, Refunding RB, Health Facilities Nebraska Methodist Health System, 5.00%, 11/01/45	$600	$651,480
Nebraska Public Power District, Refunding RB, Series A:
5.00%, 01/01/32	2,535	2,742,540
4.00%, 01/01/44	600	608,556

		4,982,379
Nevada — 0.6%
County of Clark Nevada, Refunding ARB, Department of Aviation, Subordinate Lien, Series A-2, 4.25%, 07/01/36	1,500	1,553,400
Nevada Department of Business & Industry, RB, Series A, 5.00%, 07/15/37(a)	125	127,336

		1,680,736
New Jersey — 8.4%
County of Middlesex New Jersey Improvement Authority, RB, Heldrich Center Hotel, Sub-Series B, 6.25%, 01/01/37(g)(h)	1,510	15,855
New Jersey EDA, RB:
Continental Airlines, Inc. Project:
AMT, 5.25%, 09/15/29	1,335	1,448,422
Series B, AMT, 5.63%, 11/15/30	990	1,107,751
Goethals Bridge Replacement Project (AGM), AMT, 5.13%, 07/01/42	300	327,573
School Facilities Construction Bonds, Series DDD, 5.00%, 06/15/42	160	169,731
New Jersey EDA, Refunding RB, Sub-Series A, 4.00%, 07/01/32	250	248,120
New Jersey Health Care Facilities Financing Authority, Refunding RB, Series A:
RWJ Barnabas Health Obligated Group, 4.00%, 07/01/43	2,955	3,002,250
St. Barnabas Health Care System:
4.63%, 07/01/21(b)	770	826,010
5.63%, 07/01/21(b)	2,560	2,823,987
5.00%, 07/01/25	500	548,500
New Jersey State Turnpike Authority, RB, Series E, 5.00%, 01/01/45	2,780	3,048,326
New Jersey Transportation Trust Fund Authority, RB:
CAB, Transportation System, Series A, 0.00%, 12/15/35(d)	1,600	687,744
Transportation Program:
Series AA, 5.00%, 06/15/45	1,350	1,414,111
Series AA, 5.00%, 06/15/46	600	628,116
Series A, 5.50%, 06/15/41	500	521,615
Series B, 5.50%, 06/15/31	2,000	2,118,360
South Jersey Port Corp., ARB, Marine Terminal, Series B, AMT, 5.00%, 01/01/42	295	315,263
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.00%, 06/01/46	1,180	1,274,011
Series A, 5.25%, 06/01/46	305	338,742
Sub-Series B, 5.00%, 06/01/46	1,180	1,238,080

		22,102,567
New Mexico — 0.8%
New Mexico Finance Authority, RB, Senior Lien, Series A:
3.25%, 06/01/33	475	467,191
3.25%, 06/01/34	990	957,369
New Mexico Hospital Equipment Loan Council, Refunding RB, Presbyterian Healthcare Services, 5.00%, 08/01/44	680	750,251

		2,174,811
New York — 5.3%
City of New York New York Industrial Development Agency, RB, PILOT:
(AMBAC), 5.00%, 01/01/39	1,100	1,114,740
Queens Baseball Stadium (AGC), 6.50%, 01/01/46	300	308,868

Security	Par (000)	Value
New York (continued)
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A, 6.25%, 06/01/41(a)	$1,400	$1,457,960
Counties of New York Tobacco Trust VI, Refunding RB, Settlement Pass-Through Turbo, Series C, 4.00%, 06/01/51	1,000	927,320
Erie Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, Series A, 5.00%, 06/01/45	1,825	1,785,179
Long Island Power Authority, Refunding RB, Electric System, Series A, 5.75%, 04/01/19(b)	2,475	2,562,491
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 07/15/49	1,250	1,322,238
3 World Trade Center Project, Class 2, 5.15%, 11/15/34(a)	640	696,352
New York Transportation Development Corp., Refunding ARB, American Airlines, Inc., AMT, 5.00%, 08/01/31	1,905	1,997,259
Niagara Area Development Corp., Refunding RB, Solid Waste Disposal Facility, Covanta Energy Project, Series A, AMT, 5.25%, 11/01/42(a)	600	600,360
Westchester Tobacco Asset Securitization, Refunding RB, Tobacco Settlement Bonds, Sub-Series C, 5.13%, 06/01/51	1,160	1,184,870

		13,957,637
North Dakota — 0.3%
County of Burleigh North Dakota, Refunding RB, St. Alexius Medical Center Project, Series A, 5.00%, 07/01/21(b)	720	780,581

Ohio — 3.3%
Buckeye Tobacco Settlement Financing Authority, RB, Asset-Backed, Senior Turbo Term, Series A-2:
5.75%, 06/01/34	415	411,286
5.88%, 06/01/47	225	224,998
City of Dayton Ohio Airport Revenue, Refunding ARB, James M. Cox Dayton International Airport, Series A (AGM), AMT, 4.00%, 12/01/32	3,000	3,048,510
County of Allen Ohio Hospital Facilities Revenue, Refunding RB, Series A, 4.00%, 08/01/38	1,010	1,010,757
County of Butler Port Authority, RB, Series A-1(a):
Storypoint Fairfield Project:
6.25%, 01/15/34	500	519,305
6.38%, 01/15/43	275	285,277
State of Ohio, Refunding RB, University Hospitals Health System, Series A, 5.00%, 01/15/41	3,010	3,157,911

		8,658,044
Oklahoma — 2.0%
Norman Oklahoma Regional Hospital Authority, Refunding RB, 4.00%, 09/01/37	1,765	1,786,145
Oklahoma City Public Property Authority, Refunding RB:
5.00%, 10/01/36	800	894,912
5.00%, 10/01/39	280	312,046
Oklahoma Development Finance Authority, RB:
OU Medicine Project, Series B, 5.50%, 08/15/52	680	759,200
Provident Oklahoma Education Resources, Inc., Cross Village Student Housing Project, Series A, 5.25%, 08/01/57	1,315	1,402,158

		5,154,461
Oregon — 2.3%
Clackamas Community College District, GO, Convertible Deferred Interest Bonds, Series A, 0.00%, 06/15/38(c)	335	342,203
Klamath Falls Intercommunity Hospital Authority, Refunding RB, Sky Lakes Medical Center Project, 3.00%, 09/01/41	725	613,705
Oregon Health & Science University, RB, Series A, 4.00%, 07/01/37	1,075	1,113,367

18	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2018	BlackRock Investment Quality Municipal Trust, Inc. (BKN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Oregon (continued)
State of Oregon Facilities Authority, Refunding RB, Legacy Health Project, Series A, 4.00%, 06/01/41	$1,310	$1,329,873
State of Oregon State Facilities Authority, Refunding RB, University of Portland Project, Series A, 5.00%, 04/01/45	2,485	2,721,671

		6,120,819
Pennsylvania — 11.6%
Commonwealth Financing Authority, RB, Tobacco Master Settlement Payment:
5.00%, 06/01/33	165	184,528
5.00%, 06/01/34	295	327,801
5.00%, 06/01/35	560	620,777
(AGM), 4.00%, 06/01/39	785	787,567
County of Allegheny Pennsylvania IDA, Refunding RB, U.S. Steel Corp. Project, 6.55%, 12/01/27	2,535	2,625,297
County of Montgomery Higher Education & Health Authority, Refunding RB, Thomas Jefferson University, Series A, 4.00%, 09/01/49(e)	485	477,308
Delaware River Port Authority, RB:
4.50%, 01/01/32	3,000	3,192,450
Series D (AGM), 5.00%, 01/01/40	3,640	3,806,129
Mckeesport Area School District, GO, CAB, Refunding (NPFGC), 0.00%, 10/01/31(d)(f)	500	336,240
Pennsylvania Economic Development Financing Authority, Refunding RB:
National Gypsum Co., AMT, 5.50%, 11/01/44	810	851,472
Series A, 4.00%, 11/15/42	3,485	3,518,038
Pennsylvania Turnpike Commission, RB:
Series A-1, 5.00%, 12/01/37	1,730	1,935,143
Series A-1, 5.00%, 12/01/42	1,015	1,126,650
Sub-Series B-1, 5.00%, 06/01/42	1,970	2,150,058
Pennsylvania Turnpike Commission, Refunding RB, Motor Licenced Fund Enhancement, Second Series, 5.00%, 12/01/41	1,060	1,170,272
Pottsville Hospital Authority, Refunding RB, Lehigh Valley Health Network, Series B, 5.00%, 07/01/45	2,000	2,178,740
School District of Philadelphia, GO, Refunding Series F, 5.00%, 09/01/37	800	879,952
State Public School Building Authority, Refunding RB, The School District of Philadelphia Project, Series A, 5.00%, 06/01/34	3,825	4,229,073

		30,397,495
Puerto Rico — 1.1%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds:
5.50%, 05/15/39	1,470	1,434,191
5.63%, 05/15/43	1,395	1,334,052

		2,768,243
Rhode Island — 4.7%
Rhode Island Health & Educational Building Corp., RB, Series A, 4.00%, 09/15/42	1,285	1,305,059
Rhode Island Health & Educational Building Corp., Refunding RB, Series A (AGM), 3.75%, 05/15/32	1,845	1,859,077
Rhode Island Student Loan Authority, Refunding RB, Senior-Series A, AMT, 3.50%, 12/01/34(e)	595	593,751
Rhode Island Turnpike & Bridge Authority, Refunding RB, Series A, 5.00%, 10/01/40	1,295	1,437,670
State of Rhode Island, COP, School for the Deaf Project, Series C (AGC), 5.38%, 04/01/19(b)	1,330	1,373,012
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.00%, 06/01/40	1,000	1,061,100
Series B, 4.50%, 06/01/45	2,725	2,752,904
Series B, 5.00%, 06/01/50	2,000	2,049,020

		12,431,593

Security	Par (000)	Value
Tennessee — 3.8%
Chattanooga Health Educational & Housing Facility Board, RB, Catholic Health Initiatives, Series A, 5.25%, 01/01/40	$2,945	$3,136,160
County of Chattanooga-Hamilton Tennessee Hospital Authority, Refunding RB, Series A, 5.00%, 10/01/44	875	930,659
County of Knox Tennessee Health Educational & Housing Facility Board, RB, University Health System, Inc., 4.00%, 09/01/40	1,285	1,253,402
County of Memphis-Shelby Tennessee Sports Authority, Inc., Refunding RB, Memphis Arena Project, Series A:
5.25%, 11/01/27	1,135	1,188,628
5.38%, 11/01/28	1,000	1,049,840
County of Nashville & Davidson Metropolitan Government Health & Educational Facilities Board, RB, Vanderbilt University Medical Center, Series A, 5.00%, 07/01/40	1,075	1,181,382
Johnson City Health & Educational Facilities Board, RB, Mountain States Health, Series A, 5.00%, 08/15/42	1,200	1,256,880

		9,996,951
Texas — 9.1%
City of Houston TX Airport System Revenue, Refunding RB, Sub-Series A, AMT:
5.00%, 07/01/35	1,000	1,130,970
5.00%, 07/01/37	1,750	1,971,200
County of Harris Texas-Houston Sports Authority, Refunding RB, CAB, Senior Lien, Series A (NPFGC) (AGM), 0.00%, 11/15/38(d)	5,000	1,886,800
County of Matagorda Texas Navigation District No. 1, Refunding RB, Central Power & Light Co., Project, Series A, 6.30%, 11/01/29	2,200	2,349,886
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Project, Series A, 0.00%, 09/15/38(d)	16,780	6,981,487
Leander ISD, GO, Refunding CAB, Series D (PSF-GTD)(d):
0.00%, 08/15/24(b)	550	278,877
0.00%, 08/15/35	5,450	2,629,897
North Texas Tollway Authority, Refunding RB, 1st Tier-Series A, 5.00%, 01/01/43	790	889,177
Red River Texas Education Financing Corp., RB, Texas Christian University Project, 5.25%, 03/15/38	1,140	1,266,278
San Antonio Water System, Refunding RB, Junior Lien, Series A, 5.00%, 05/15/48(e)	1,020	1,159,638
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien, LBJ Infrastructure Group LLC, 7.00%, 06/30/40	3,000	3,292,140

		23,836,350
Utah — 0.4%
Utah State Charter School Finance Authority, Refunding RB:
Mountainville Academy, 4.00%, 04/15/42	600	603,468
The Freedom Academy Foundation Project(a):
5.25%, 06/15/37	205	208,253
5.38%, 06/15/48	260	263,820

		1,075,541
Vermont — 0.3%
Vermont Student Assistance Corp., RB, AMT, Series A, 4.25%, 06/15/32	775	793,856

Virginia — 2.1%
Ballston Quarter Community Development Authority, Tax Allocation Bonds, Series A, 5.38%, 03/01/36	780	811,348
Hampton Roads Transportation Accountability Commission, RB, Transportation Fund, Senior Lien, Series A, 5.50%, 07/01/57	1,670	1,974,842
Tobacco Settlement Financing Corp., Refunding RB, Senior Series B-1, 5.00%, 06/01/47	1,030	1,015,075

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (continued) April 30, 2018	BlackRock Investment Quality Municipal Trust, Inc. (BKN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Virginia (continued)
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OpCo LLC Project, AMT, 6.00%, 01/01/37	$1,440	$1,602,475

		5,403,740
Wisconsin — 2.2%
Public Finance Authority, Refunding RB, National Gypsum Co., AMT, 4.00%, 08/01/35	435	420,228
Wisconsin Health & Educational Facilities Authority, RB, Aspirus, Inc. Obligated Group, 5.00%, 08/15/52	725	795,470
Wisconsin Health & Educational Facilities Authority, Refunding RB, Ascension Senior Credit Group, 4.00%, 11/15/36	2,900	2,949,880
WPPI Energy Power Supply Systems, Refunding RB, Series A, 5.00%, 07/01/37	1,330	1,471,525

		5,637,103

Total Municipal Bonds — 137.7% (Cost — $338,693,179)		361,175,218

Municipal Bonds Transferred to Tender Option Bond Trusts — 26.3% (i)

California — 0.5%
Los Angeles California Unified School District, GO, Election of 2008, Series B-1, 5.25%, 07/01/42(j)	1,182	1,402,123

Colorado — 2.0%
Colorado Health Facilities Authority, RB, Catholic Health, Series C-7 (AGM), 5.00%, 05/01/18(b)	5,250	5,250,000

Connecticut — 1.6%
State of Connecticut Health & Educational Facility Authority, Refunding RB, Trinity Health Credit Group, 5.00%, 12/01/45	3,902	4,336,458

Florida — 0.9%
County of Pinellas Florida School Board, COP, Master Lease Program, Series A, 5.00%, 07/01/41	2,120	2,372,662

Georgia — 2.6%
City of Atlanta Georgia Water & Wastewater Revenue, Refunding RB, 5.00%, 11/01/43	5,997	6,712,800

Maryland — 1.2%
State of Maryland Stadium Authority Revenue, RB, Construction and Revitalization Program, 5.00%, 05/01/42	2,760	3,129,122

Massachusetts — 1.3%
Commonwealth of Massachusetts, GO, Series A, 5.00%, 01/01/46	3,018	3,436,791

Minnesota — 2.1%
State of Minnesota, RB, Series A, 5.00%, 06/01/38	5,000	5,546,403

Nevada — 1.0%
County of Clark Nevada, GOL, Stadium Improvement, Series A, 5.00%, 06/01/38(e)	2,311	2,644,224

New Jersey — 1.8%
New Jersey State Turnpike Authority, Refunding RB, Series G, 4.00%, 01/01/43	1,606	1,648,657
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 06/15/36(j)	2,861	2,974,638

		4,623,295
New York — 7.8%
City of New York New York, GO, Refunding Fiscal 2015, Series B, 4.00%, 08/01/32	1,600	1,678,808
City of New York New York Municipal Water Finance Authority, RB, Water & Sewer System, Fiscal 2009, Series A:
5.75%, 06/15/18(b)	159	159,223
5.75%, 06/15/40	531	532,450

Security	Par (000)	Value
New York (continued)
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Series FF-2, 5.50%, 06/15/40	$810	$842,495
City of New York New York Water & Sewer System, Refunding RB, 2nd General Resolution, Fiscal 2013, Series CC, 5.00%, 06/15/47	4,000	4,389,991
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 02/15/47(j)	1,750	1,910,041
New York Liberty Development Corp., ARB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	4,500	4,902,534
State of New York Dormitory Authority, RB, State University Dormitory Facilities, New York University, Series A, 5.00%, 07/01/18(b)	3,359	3,374,163
State of New York Thruway Authority, Refunding RB, Transportation, Personal Income Tax, Series A, 5.00%, 03/15/31	2,360	2,563,178

		20,352,883
Texas — 3.5%
Aldine Independent School District, GO, Refunding (PSF-GTD), 5.00%, 02/15/42	2,609	2,961,742
City of Houston Texas Community College, GO, 4.00%, 02/15/43	2,160	2,192,832
City of San Antonio Texas Electric and Gas Systems, RB, Junior Lien, 5.00%, 02/01/43	2,380	2,567,990
San Antonio Public Facilities Corp., Refunding RB, Convention Center Refinancing And Expansion Project, 4.00%, 09/15/42	1,409	1,420,920

		9,143,484

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 26.3% (Cost — $67,997,989)		68,950,245

Total Investments — 164.0% (Cost — $406,691,168)		430,125,463
Liabilities in Excess of Other Assets — (0.3)%		(826,187)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (15.7)%		(41,201,613)
VMTP Shares, at Liquidation Value — (48.0)%		(125,900,000)

Net Assets Applicable to Common Shares — 100.0%		$262,197,663

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(b)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(d)	Zero-coupon bond.
(e)	When-issued security.
(f)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(g)	Non-income producing security.
(h)	Issuer filed for bankruptcy and/or is in default.
(i)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.
(j)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire between February 15, 2019 to January 1, 2026 is $3,965,769. See Note 4 of the Notes to Financial Statements for details.

20	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2018	BlackRock Investment Quality Municipal Trust, Inc. (BKN)

During the year ended April 30, 2018, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated	Shares Held at 04/30/17	Net Activity	Shares Held at 04/30/18	Value at 04/30/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	6,238,321	(6,238,321)	—	$—	$35,357	$1,979	$—

(a)	Includes net capital gain distributions, if applicable.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts:
Long U.S. Treasury Bond	105	06/20/18	$15,104	$(26,548)
10-Year U.S. Treasury Note	43	06/20/18	5,144	22,128
5-Year U.S. Treasury Note	13	06/29/18	1,476	2,817

				$(1,603)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$24,945	$—	$24,945

Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$26,548	$—	$26,548

(a)	Includes cumulative appreciation (depreciation) on futures contracts if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended April 30, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$1,191,335	$—	$1,191,335

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$396,572	$—	$396,572

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$26,716,904

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (continued) April 30, 2018	BlackRock Investment Quality Municipal Trust, Inc. (BKN)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$430,125,463	$—	$430,125,463

Total	$—	$430,125,463	$—	$430,125,463

Derivative Financial Instruments(b)
Assets:
Interest rate contracts	$24,945	$—	$—	$24,945
Liabilities:
Interest rate contracts	(26,548)	—	—	(26,548)

	$(1,603)	$—	$—	$(1,603)

(a)	See above Schedule of Investments for values in each state or political subdivision.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(41,042,892)	$—	$(41,042,892)
VMTP Shares at Liquidation Value	—	(125,900,000)	—	(125,900,000)

	$—	$(166,942,892)	$—	$(166,942,892)

During the year ended April 30, 2018, there were no transfers between levels.

See notes to financial statements.

22	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments April 30, 2018	BlackRock Long-Term Municipal Advantage Trust (BTA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds — 131.4%

Alabama — 1.2%
County of Jefferson Alabama Sewer, Refunding RB, Sub-Lien, Series D, 6.00%, 10/01/42	$1,655	$1,902,638

Alaska — 0.6%
Northern Tobacco Securitization Corp., Refunding RB, Tobacco Settlement, Asset-Backed, Series A, 5.00%, 06/01/46	1,000	997,560

Arizona — 3.2%
Arizona IDA, Refunding RB, Series A(a):
Basis Schools, Inc. Projects, 5.13%, 07/01/37	360	371,977
Basis Schools, Inc. Projects, 5.38%, 07/01/50	925	959,243
Odyssey Preparatory Academy Project, 5.50%, 07/01/52	725	708,557
City of Phoenix Arizona IDA, RB, Series A:
Facility, Eagle College Preparatory Project, 5.00%, 07/01/33	870	885,965
Legacy Traditional Schools Projects, 5.00%, 07/01/46(a)	1,255	1,280,200
City of Phoenix Arizona IDA, Refunding RB, Basis Schools, Inc. Projects, Series A(a):
5.00%, 07/01/35	125	128,168
5.00%, 07/01/46	135	137,267
Salt Verde Financial Corp., RB, Senior, 5.00%, 12/01/37	725	846,575

		5,317,952
California — 11.3%
California Health Facilities Financing Authority, RB:
St. Joseph Health System, Series A, 5.75%, 07/01/39	385	402,063
Sutter Health, Series B, 6.00%, 08/15/20(b)	1,040	1,135,649
California Health Facilities Financing Authority, Refunding RB, Catholic Healthcare West, Series A, 6.00%, 07/01/19(b)	680	712,728
California Municipal Finance Authority, RB, Senior, Caritas Affordable Housing, Inc. Projects, S/F Housing, Series A:
5.25%, 08/15/39	70	76,359
5.25%, 08/15/49	175	189,670
City & County of San Francisco California Redevelopment Agency, Tax Allocation Bonds, Mission Bay South Redevelopment Project, Series D, 0.00%, 08/01/31(a)(c)	1,265	655,068
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Series A:
Senior, 5.00%, 05/15/40	2,045	2,171,013
5.25%, 05/15/39	270	279,291
City of Stockton California Public Financing Authority, RB, Delta Water Supply Project, Series A, 6.25%, 10/01/38	165	193,317
County of California Tobacco Securitization Agency, Refunding RB, Golden Gate Tobacco Funding Corp., Series A, 5.00%, 06/01/47	140	137,259
County of Los Angeles California Tobacco Securitization Agency, RB, Asset-Backed, Los Angeles County Securitization Corp.:
5.70%, 06/01/46	1,000	1,002,770
5.60%, 06/01/36	2,000	2,022,480
Golden State Tobacco Securitization Corp., Refunding RB, Asset-Backed, Senior Series A-1, 5.75%, 06/01/47	1,000	1,028,720
San Diego Tobacco Settlement Revenue Funding Corp., Refunding RB, Series C, 4.00%, 06/01/32	795	803,658
San Marcos Unified School District, GO, CAB, SAN, Election of 2010, Series B, 0.00%, 08/01/38(c)	3,725	1,683,886
State of California, GO, Various Purposes:
6.50%, 04/01/33(b)	1,085	1,130,798
6.50%, 04/01/33	915	953,704
State of California Public Works Board, LRB, Various Capital Projects:
Series I, 5.00%, 11/01/38	355	394,728
Sub-Series I-1, 6.38%, 11/01/19(b)	400	427,284

Security	Par (000)	Value
California (continued)
Tobacco Securitization Authority of Southern California, Refunding RB, Tobacco Settlement, Asset-Backed, Senior Series A-1:
5.00%, 06/01/37	$2,150	$2,156,192
5.13%, 06/01/46	1,005	1,006,719

		18,563,356
Colorado — 5.2%
Centerra Metropolitan District No. 1, Tax Allocation Bonds, 5.00%, 12/01/47(a)	275	278,446
Colorado Health Facilities Authority, Refunding RB, Series A:
Sisters of Charity of Leavenworth Health System, 5.00%, 01/01/40	3,940	4,102,052
Sunny Vista Living Center Project, 6.13%, 12/01/45(a)	160	167,931
Sunny Vista Living Center Project, 6.25%, 12/01/50(a)	520	546,182
Colorado International Center Metropolitan District No. 14, GOL, 5.88%, 12/01/46	725	752,391
Denver Convention Center Hotel Authority, Refunding RB, 5.00%, 12/01/40	1,550	1,688,616
Table Mountain Metropolitan District, GO, Series A, 5.25%, 12/01/45	1,000	1,037,080

		8,572,698
Connecticut — 0.9%
Connecticut Housing Finance Authority, Refunding RB, Sub-Series B-1, 4.00%, 05/15/45(d)	575	577,162
Mohegan Tribe of Indians of Connecticut, Refunding RB, Public Improvement, Priority Distribution, Series C, 6.25%, 02/01/30(a)	860	928,370

		1,505,532
Delaware — 1.9%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	750	791,483
State of Delaware EDA, RB, Exempt Facilities, Indian River Power LLC Project, 5.38%, 10/01/45	2,240	2,322,902

		3,114,385
District of Columbia — 1.4%
District of Columbia, Refunding RB, Kipp Charter School, Series A, 6.00%, 07/01/43(b)	260	305,609
District of Columbia, Tax Allocation Bonds, City Market at O Street Project, 5.13%, 06/01/41	750	801,338
Metropolitan Washington Airports Authority, Refunding RB, Dulles Toll Road, 1st Senior Lien, Series A:
5.00%, 10/01/39	170	175,984
5.25%, 10/01/44	1,000	1,038,230

		2,321,161
Florida — 4.4%
Capital Region Community Development District, Refunding, Special Assessment, Capital Improvement:
Revenue Bond, Series A-1, 5.13%, 05/01/39	210	208,931
Series A-2, 4.60%, 05/01/31	515	514,598
County of Miami-Dade Florida Water & Sewer System Revenue, RB, Water & Sewer System, 5.00%, 10/01/20(b)	1,950	2,087,163
Florida Development Finance Corp., RB, Solid Waste Disposal Facility, Waste Pro USA, Inc. Project, AMT, 5.00%, 08/01/29(a)(e)	740	766,551
Lakewood Ranch Stewardship District Special Assessment Bonds, Village of Lakewood Ranch Sector Projects:
4.00%, 05/01/21	100	100,926
4.25%, 05/01/26	100	101,389
5.13%, 05/01/46	400	412,300
Mid-Bay Florida Bridge Authority, RB, Springing Lien, Series A, 7.25%, 10/01/21(b)	1,080	1,253,761

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (continued) April 30, 2018	BlackRock Long-Term Municipal Advantage Trust (BTA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Florida (continued)
Tolomato Community Development District, Refunding, Special Assessment Bonds(f):
Convertible CAB, Series A3, 0.00%, 05/01/40	$225	$212,881
Convertible CAB, Series A4, 0.00%, 05/01/40	120	95,188
Series 2015-2, 0.00%, 05/01/40	310	203,134
Tolomato Community Development District:
Series 1, 0.00%, 05/01/40(f)	505	402,202
Series 1, 6.65%, 05/01/40(g)(h)	15	14,497
Series 3, 6.61%, 05/01/40(g)(h)	340	3
Series 3, 6.65%, 05/01/40(g)(h)	275	3
Village Community Development District No.10, Special Assessment Bonds, 5.13%, 05/01/43	795	876,782

		7,250,309
Georgia — 0.2%
County of Gainesville Georgia & Hall Hospital Authority, Refunding RB, Northeast Georgia Health System, Inc. Project, Series A, 5.50%, 08/15/54	240	274,049

Guam — 0.1%
Territory of Guam, GO, Series A, 6.00%, 11/15/19	85	87,251

Illinois — 13.2%
Chicago Board of Education, GO, Dedicated Revenues, Series H, 5.00%, 12/01/36	935	930,484
Chicago Board of Education, GO, Refunding, Dedicated Revenues:
Series F, 5.00%, 12/01/22	325	342,784
Series C, 5.00%, 12/01/27	415	428,703
Series C, 5.00%, 12/01/34	940	938,910
City of Chicago Illinois, GO, Refunding, Series A:
6.00%, 01/01/38	595	657,511
Project, 5.25%, 01/01/32	1,090	1,128,204
City of Chicago Illinois O’Hare International Airport, GARB, 3rd Lien, Series A:
5.75%, 01/01/21(b)	2,100	2,296,350
5.75%, 01/01/39	400	433,608
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/40	360	383,890
County of Cook Illinois Community College District No. 508, GO, City College of Chicago, 5.50%, 12/01/38	350	367,619
Illinois Finance Authority, RB:
Advocate Health Care Network, Series C, 5.38%, 04/01/19(b)	870	897,327
Advocate Health Care Network, Series C, 5.38%, 04/01/19(b)	975	1,005,625
Chicago LLC, University of Illinois at Chicago Project, Series A, 5.00%, 02/15/47	145	153,262
Chicago LLC, University of Illinois at Chicago Project, Series A, 5.00%, 02/15/50	1,275	1,342,651
Illinois Finance Authority, Refunding RB:
Central Dupage Health, Series B, 5.50%, 11/01/19(b)	550	578,589
Presence Health Network, Series C, 5.00%, 02/15/41	1,500	1,643,880
Metropolitan Pier & Exposition Authority, RB, McCormick Place Expansion Project, Series A, 5.50%, 06/15/53	200	212,108
Metropolitan Pier & Exposition Authority, Refunding RB:
McCormick Place Expansion Project, Series B (AGM), 5.00%, 06/15/50	1,790	1,864,428
McCormick Place Expansion Project, Series B-2, 5.00%, 06/15/50	1,400	1,418,732
McCormick Place Expansion Project, Series B, 5.00%, 06/15/52	225	231,593
State of Illinois, GO:
5.00%, 05/01/27	500	514,070
5.00%, 01/01/28	1,005	1,039,180

Security	Par (000)	Value
Illinois (continued)
5.00%, 03/01/37	$745	$750,625
Series A, 5.00%, 01/01/33	555	561,066
State of Illinois, RB, Build Illinois, Series B, 5.25%, 06/15/19(b)	215	223,032
State of Illinois Toll Highway Authority, RB, Series A, 5.00%, 01/01/38	815	888,016
University of Illinois, RB, Auxiliary Facilities System, Series A, 5.00%, 04/01/44	475	509,342

		21,741,589
Indiana — 6.3%
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT:
6.75%, 01/01/34	365	426,061
7.00%, 01/01/44	885	1,038,371
City of Vincennes Indiana, Refunding RB, Southwest Indiana Regional Youth Village Project, 6.25%, 01/01/29(a)	1,095	1,088,999
County of Allen Indiana, RB, StoryPoint Fort Wayne Project, Series A-1(a):
6.63%, 01/15/34	135	143,649
6.75%, 01/15/43	200	212,538
6.88%, 01/15/52	560	596,294
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	1,285	1,401,241
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 07/01/44	160	170,384
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 07/01/48	520	552,240
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.25%, 01/01/51	2,190	2,348,118
Sisters of St. Francis Health Services, 5.25%, 11/01/19(b)	290	304,010
Indiana Finance Authority, Refunding RB, Parkview Health System, Series A:
5.75%, 05/01/19(b)	495	513,236
5.75%, 05/01/31	105	109,017
Indiana Municipal Power Agency, RB, Series B, 6.00%, 01/01/19(b)	350	359,552
Indianapolis Local Public Improvement Bond Bank, RB, Series A, 5.00%, 01/15/40	445	488,868
Town of Chesterton Indiana, RB, StoryPoint Chesterton Project, Series A-1, 6.38%, 01/15/51(a)	560	577,455

		10,330,033
Iowa — 1.2%
Iowa Finance Authority, Refunding RB, Iowa Fertilizer Co. Project:
Series B, 5.25%, 12/01/50(e)	825	866,506
Midwestern Disaster Area, 5.50%, 12/01/22	5	5,073
Midwestern Disaster Area, 5.25%, 12/01/25	660	702,233
Iowa Student Loan Liquidity Corp., Refunding RB, Student Loan, Senior Series A-1, AMT, 5.15%, 12/01/22	440	453,855

		2,027,667
Kentucky — 0.6%
Kentucky Economic Development Finance Authority, RB, Catholic Health Initiatives, Series A, 5.25%, 01/01/45	450	478,017
Kentucky Public Transportation Infrastructure Authority, RB, Downtown Crossing Project, Convertible CAB, 1st Tier, Series C, 0.00%, 07/01/43(f)	565	522,145

		1,000,162
Louisiana — 2.3%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project, Series A-1, 6.50%, 11/01/35	1,135	1,249,465

24	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2018	BlackRock Long-Term Municipal Advantage Trust (BTA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Louisiana (continued)
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A:
5.50%, 05/15/30	$350	$373,089
5.25%, 05/15/31	300	322,425
5.25%, 05/15/32	380	412,722
5.25%, 05/15/33	415	447,295
5.25%, 05/15/35	945	1,022,103

		3,827,099
Maine — 0.6%
Maine Health & Higher Educational Facilities Authority, RB, Maine General Medical Center, 6.75%, 07/01/41	970	1,048,172

Maryland — 1.0%
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.75%, 06/01/20(b)	970	1,043,128
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 09/01/25	645	672,909

		1,716,037
Massachusetts — 4.6%
Massachusetts Development Finance Agency, RB:
Emerson College Issue, Series A, 5.00%, 01/01/47	860	926,977
Boston Medical Center, Series D, 5.00%, 07/01/44	1,000	1,071,350
North Hill Communities Issue, Series A, 6.50%, 11/15/23(a)(b)	1,000	1,209,040
UMass Boston Student Housing Project, 5.00%, 10/01/48	945	1,018,918
Massachusetts Development Finance Agency, Refunding RB, Emmanuel College Issue, Series A, 5.00%, 10/01/35	500	545,105
Massachusetts HFA, Refunding RB, Series A, AMT:
4.45%, 12/01/42	645	666,491
4.50%, 12/01/47	2,135	2,204,857

		7,642,738
Michigan — 1.5%
City of Detroit Michigan Sewage Disposal System, Refunding RB, Senior Lien, Series A, 5.25%, 07/01/39	1,970	2,106,344
Michigan Finance Authority, Refunding RB, Detroit Water & Sewage Department Project, Senior Lien, Series C-1, 5.00%, 07/01/44	410	443,357

		2,549,701
Minnesota — 0.5%
City of Brooklyn Park Minnesota, RB, Athlos Leadership Academy Project, Series A, 5.75%, 07/01/46	180	180,088
Housing & Redevelopment Authority of The City of State Paul Minnesota, Refunding RB, Hmong College Academy Project, Series A, 5.50%, 09/01/36	690	721,347

		901,435
Missouri — 0.9%
Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Refunding RB, Combined Lien, Series A, 5.00%, 10/01/44	85	93,342
City of St. Louis Missouri IDA, Refunding RB, BallPark Village Development Project, Series A:
4.38%, 11/15/35	330	335,049
4.75%, 11/15/47	365	371,143
Health & Educational Facilities Authority of the State of Missouri, RB, SSM Health, Series A, 4.00%, 06/01/48(d)	530	529,979
State of Missouri Health & Educational Facilities Authority, Refunding RB, St. Louis College of Pharmacy Project, 5.50%, 05/01/43	115	123,335

		1,452,848

Security	Par (000)	Value
Nebraska — 0.2%
Central Plains Nebraska Energy Project, RB, Gas Project No. 3, 5.25%, 09/01/37	$285	$313,158

Nevada — 1.1%
County of Clark Nevada, GOL, Stadium Improvement, Series A, 5.00%, 06/01/43(d)	1,550	1,767,217

New Jersey — 6.7%
Casino Reinvestment Development Authority, Refunding RB:
5.25%, 11/01/39	475	503,277
5.25%, 11/01/44	1,160	1,229,310
County of Essex New Jersey Improvement Authority, RB, AMT, 5.25%, 07/01/45(a)	505	509,686
New Jersey EDA, RB, Continental Airlines, Inc. Project, AMT, 5.13%, 09/15/23	1,410	1,522,053
New Jersey EDA, Refunding RB, Series BBB, 5.50%, 06/15/31	1,225	1,383,515
New Jersey EDA, Refunding, Special Assessment Bonds, Kapkowski Road Landfill Project, 5.75%, 04/01/31	785	869,301
New Jersey Transportation Trust Fund Authority, RB:
Transportation Program, Series AA, 5.00%, 06/15/45	585	612,782
Transportation System, Series B, 5.25%, 06/15/36	845	878,665
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.00%, 06/01/36	530	584,235
Series A, 5.00%, 06/01/46	1,700	1,835,439
Series A, 5.25%, 06/01/46	650	721,909
Sub-Series B, 5.00%, 06/01/46	420	440,672

		11,090,844
New York — 29.1%
City of New York New York Water & Sewer System, Refunding RB, 2nd General Resolution, Series HH, 5.00%, 06/15/31	2,830	3,064,013
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A:
6.25%, 06/01/41(a)	900	937,260
5.00%, 06/01/42	1,505	1,482,154
5.00%, 06/01/45	555	540,520
Counties of New York Tobacco Trust VI, Refunding RB, Tobacco Settlement Pass-Through, Series A-2B, 5.00%, 06/01/51	1,000	1,038,330
County of Dutchess New York Industrial Development Agency, Refunding RB, Bard College Civic Facility, Series A-1, 5.00%, 08/01/46	1,500	1,419,660
Erie Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, Series A, 5.00%, 06/01/45	910	890,144
Hudson Yards Infrastructure Corp., RB, Senior, Fiscal 2012:
5.75%, 02/15/21(b)	4,030	4,436,264
5.75%, 02/15/47	2,480	2,681,574
Metropolitan Transportation Authority, RB, Series B:
5.25%, 11/15/38	1,125	1,269,090
5.25%, 11/15/39	400	450,996
New York Liberty Development Corp., RB, World Trade Center Port Authority Consolidated, 5.25%, 12/15/43	6,140	6,698,433
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 07/15/49	420	444,272
3 World Trade Center Project, Class 1, 5.00%, 11/15/44(a)	2,355	2,474,022
3 World Trade Center Project, Class 2, 5.15%, 11/15/34(a)	160	174,088
3 World Trade Center Project, Class 2, 5.38%, 11/15/40(a)	395	430,226
4 World Trade Center Project, 5.75%, 11/15/51	2,220	2,461,114

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (continued) April 30, 2018	BlackRock Long-Term Municipal Advantage Trust (BTA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
New York (continued)
New York Transportation Development Corp., ARB, LaGuardia Airport Terminal B Redevelopment Project, Series A, AMT, 5.25%, 01/01/50	$1,000	$1,081,240
New York Transportation Development Corp., Refunding ARB, American Airlines, Inc., AMT, 5.00%, 08/01/26	1,275	1,345,597
Port Authority of New York & New Jersey, ARB, Special Project, JFK International Air Terminal LLC Project, Series 8, 6.00%, 12/01/42	730	798,240
State of New York Dormitory Authority, RB, Series B, 5.75%, 03/15/19(b)	11,250	11,635,312
State of New York Dormitory Authority, Refunding RB, Orange Regional Medical Center, 5.00%, 12/01/33(a)	455	493,311
Westchester New York Tobacco Asset Securitization, Refunding RB, Tobacco Settlement Bonds, Sub-Series C, 4.00%, 06/01/42	1,750	1,692,093

		47,937,953
North Carolina — 0.5%
North Carolina Medical Care Commission, RB, Health Care Facilities, Duke University Health System, Series A, 5.00%, 06/01/19(b)	480	496,306
North Carolina Medical Care Commission, Refunding RB, 1st Mortgage, Retirement Facilities Whitestone Project, Series A, 7.75%, 03/01/21(b)	260	298,836

		795,142
Ohio — 4.6%
Buckeye Tobacco Settlement Financing Authority, RB, Asset-Backed, Senior Turbo Term, Series A-2:
5.75%, 06/01/34	2,295	2,274,460
5.88%, 06/01/47	1,100	1,099,989
County of Allen Ohio Hospital Facilities Revenue, Refunding RB, Catholic Healthcare Partners, Series A, 5.25%, 06/01/20(b)	2,650	2,822,939
State of Ohio, RB, Portsmouth Bypass Project, AMT, 5.00%, 06/30/53	1,220	1,329,324

		7,526,712
Oklahoma — 3.3%
Oklahoma Development Finance Authority, RB:
OU Medicine Project, Series B, 5.00%, 08/15/38	1,450	1,577,585
OU Medicine Project, Series B, 5.25%, 08/15/43	1,305	1,436,753
Provident Oklahoma Education Resources, Inc., Cross Village Student Housing Project, Series A, 5.25%, 08/01/57	1,290	1,375,501
Tulsa County Industrial Authority, Refunding RB, Montereau, Inc. Project, 5.25%, 11/15/45	925	1,013,939

		5,403,778
Oregon — 0.2%
County of Clackamas Oregon School District No. 12 North Clackamas, GO, CAB, Series A, 0.00%, 06/15/38(c)	625	269,881

Pennsylvania — 3.1%
Allentown Neighborhood Improvement Zone Development Authority, RB, City Center Project, 5.00%, 05/01/42(a)	470	497,570
City of Philadelphia Pennsylvania Hospitals & Higher Education Facilities Authority, RB, Temple University Health System, Series A, 5.63%, 07/01/42	300	324,246
Commonwealth Financing Authority, RB, Tobacco Master Settlement Payment, 5.00%, 06/01/32	485	544,582
County of Montgomery Higher Education & Health Authority, Refunding RB, Thomas Jefferson University, Series A, 4.00%, 09/01/49(d)	660	649,533
Pennsylvania Economic Development Financing Authority, RB, Pennsylvania Bridge Finco LP, 5.00%, 12/31/38	465	500,773

Security	Par (000)	Value
Pennsylvania (continued)
Pennsylvania Economic Development Financing Authority, Refunding RB, National Gypsum Co., AMT, 5.50%, 11/01/44	$720	$756,864
Pennsylvania Housing Finance Agency, RB, S/F Housing Mortgage, Series 123-B, 4.00%, 10/01/42	1,200	1,210,224
Pennsylvania Turnpike Commission, RB, Series A, 5.00%, 12/01/44	520	565,796

		5,049,588
Puerto Rico — 1.1%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds:
5.50%, 05/15/39	40	39,026
5.63%, 05/15/43	1,860	1,778,736

		1,817,762
Rhode Island — 2.7%
Rhode Island Student Loan Authority, Refunding RB, Senior-Series A, AMT, 3.50%, 12/01/34(d)	655	653,624
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.00%, 06/01/40	420	445,662
Series B, 4.50%, 06/01/45	1,875	1,894,200
Series B, 5.00%, 06/01/50	1,360	1,393,334

		4,386,820
South Carolina — 1.2%
State of South Carolina Public Service Authority, RB, Santee Cooper, Series A, 5.50%, 12/01/54	1,840	2,008,342

Tennessee — 0.7%
County of Memphis-Shelby Tennessee Industrial Development Board, Refunding, Tax Allocation Bonds, Senior Tax Increment, Graceland Project, Series A:
5.50%, 07/01/37	490	520,380
5.63%, 01/01/46	570	603,197

		1,123,577
Texas — 7.4%
Central Texas Regional Mobility Authority, Refunding RB, Senior Lien, 6.25%, 01/01/21(b)	730	805,664
City of Dallas Texas Waterworks & Sewer System Revenue, Refunding RB:
5.00%, 10/01/20(b)	240	256,293
5.00%, 10/01/35	285	303,448
City of Houston Texas Airport System, Refunding ARB, Senior Lien, Series A, 5.50%, 07/01/39	250	251,460
County of Harris Texas Cultural Education Facilities Finance Corp., RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B, 7.00%, 01/01/23(b)	210	252,271
County of Matagorda Texas Navigation District No. 1, Refunding RB, Central Power & Light Co., Project, Series A, 6.30%, 11/01/29	700	747,691
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Projects, Series A, 0.00%, 09/15/37(c)	5,200	2,282,124
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Scott & White Healthcare(b):
6.00%, 08/15/20	105	114,238
6.00%, 08/15/20	1,285	1,399,558
Harris County-Houston Sports Authority, Refunding RB, CAB, Series A (AGM) (NPFGC), 0.00%, 11/15/34(c)	3,000	1,481,070
Mission Texas Economic Development Corp., RB, Senior Lien, Natural Gasoline Project, Series B, AMT, 5.75%, 10/01/31(a)	875	908,285
Newark Higher Education Finance Corp., RB, Series A(a):
5.50%, 08/15/35	135	139,485
5.75%, 08/15/45	275	285,571

26	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2018	BlackRock Long-Term Municipal Advantage Trust (BTA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Texas (continued)
San Antonio Water System, Refunding RB, Junior Lien, Series A, 5.00%, 05/15/48(d)	$1,230	$1,398,387
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
Blueridge Transportation Group, AMT, 5.00%, 12/31/55	1,025	1,100,430
LBJ Infrastructure Group LLC, 7.00%, 06/30/40	500	548,690

		12,274,665
Utah — 1.1%
City of Riverton Utah, RB, IHC Health Services, Inc., 5.00%, 08/15/41	1,815	1,882,337

Virginia — 2.9%
Ballston Quarter Community Development Authority, Tax Allocation Bonds, Series A:
5.00%, 03/01/26	260	267,758
5.13%, 03/01/31	510	529,217
Tobacco Settlement Financing Corp., Refunding RB, Senior Series B-1, 5.00%, 06/01/47	1,025	1,010,148
Virginia College Building Authority, RB, Marymount University Project, Series B, 5.00%, 07/01/45(a)	240	251,155
Virginia HDA, RB, Rental Housing, Series F, 5.00%, 04/01/45	1,000	1,032,100
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OpCo LLC Project, AMT, 6.00%, 01/01/37	1,540	1,713,758

		4,804,136
Washington — 0.9%
Port of Seattle Washington, RB, Intermediate Lien, Series C, AMT, 5.00%, 04/01/40	350	377,416
Washington Health Care Facilities Authority, RB, Catholic Health Initiatives, Series A, 5.75%, 01/01/45	1,020	1,111,953

		1,489,369
Wisconsin — 1.5%
Public Finance Authority, RB, Series A:
Alabama Proton Therapy Center, 6.25%, 10/01/31(a)	290	282,039
Alabama Proton Therapy Center, 7.00%, 10/01/47(a)	290	292,358
5.00%, 12/01/45	825	861,448
5.15%, 12/01/50	555	581,202
Public Finance Authority, Refunding RB, Celanese Project:
Series C, AMT, 4.30%, 11/01/30	200	203,798
Series D, 4.05%, 11/01/30	200	203,836

		2,424,681

Total Municipal Bonds — 131.4% (Cost — $206,164,913)		216,510,334

Municipal Bonds Transferred to Tender Option Bond Trusts — 36.5% (i)

California — 3.7%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area, Series F-1, 5.63%, 04/01/44(b)	1,090	1,128,823
California Educational Facilities Authority, RB, University of Southern California, Series B, 5.25%, 10/01/39(b)(j)	840	851,849
City of Los Angeles California Department of Airports, ARB, Los Angeles International Airport, Series B, AMT, 5.00%, 05/15/46	2,700	2,992,734
Sacramento Area Flood Control Agency, Refunding, Consolidated Capital Assessment District No. 2 Bonds, 5.00%, 10/01/47	495	561,715
San Diego California Community College District, GO, Election of 2002, 5.25%, 08/01/33(b)	553	576,907

		6,112,028

Security	Par (000)	Value
Colorado — 0.5%
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiatives, Series A, 5.50%, 07/01/34(j)	$740	$763,229

Georgia — 0.6%
County of Dalton Whitfield Joint Development Authority, RB, Hamilton Health Care System Obligation, 4.00%, 08/15/48	1,025	1,024,949

Idaho — 1.3%
Idaho State Building Authority, RB, State Office Campus Project, Series A, 4.00%, 09/01/48	2,120	2,186,621

Illinois — 2.6%
Illinois Finance Authority, RB, The Carle Foundation, Series A (AGM), 6.00%, 08/15/41	2,340	2,582,822
State of Illinois Toll Highway Authority, RB, Series C, 5.00%, 01/01/38	1,498	1,642,512

		4,225,334
Massachusetts — 4.6%
Massachusetts School Building Authority, RB, Senior, Series B, 5.00%, 10/15/41	7,112	7,656,058

New Hampshire — 0.4%
New Hampshire Health & Education Facilities Authority, RB, Dartmouth College, 5.25%, 06/01/39(b)(j)	660	683,526

New York — 2.4%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Series FF-2, 5.50%, 06/15/40	495	514,858
Metropolitan Transportation Authority, Refunding RB, Series C-1, 5.25%, 11/15/56	1,860	2,095,304
Port Authority of New York & New Jersey, Refunding ARB, 194th Series, 5.25%, 10/15/55	1,215	1,359,832

		3,969,994
North Carolina — 0.8%
North Carolina Capital Facilities Finance Agency, Refunding RB, Duke University Project, Series B, 5.00%, 10/01/55	1,180	1,314,732

Ohio — 2.9%
State of Ohio, Refunding RB, Cleveland Clinic Health System Obligated Group, Series A, 5.50%, 01/01/39(b)	4,634	4,744,676

Pennsylvania — 1.2%
Pennsylvania Turnpike Commission, RB, Sub-Series A, 5.50%, 12/01/42	1,680	1,913,139

Rhode Island — 1.5%
Rhode Island Health & Educational Building Corp., RB, Series A, 4.00%, 09/15/47	2,447	2,476,005

Texas — 9.3%
City of San Antonio Texas Electric and Gas Systems, RB, Junior Lien, 5.00%, 02/01/43	11,000	11,868,863
County of Harris Texas, RB, Toll Road, Senior Lien, Series A, 5.00%, 08/15/38(b)(j)	2,122	2,195,592
County of Harris Texas Metropolitan Transit Authority, Refunding RB, Series A, 5.00%, 11/01/41	1,170	1,262,898

		15,327,353
Virginia — 3.5%
Hampton Roads Transportation Accountability Commission, RB, Transportation Fund, Senior Lien, Series A, 5.50%, 07/01/57(j)	2,224	2,629,801
Virginia Small Business Financing Authority, Refunding RB, Sentara Healthcare, 5.00%, 11/01/40	2,949	3,102,462

		5,732,263

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (continued) April 30, 2018	BlackRock Long-Term Municipal Advantage Trust (BTA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Wisconsin — 1.2%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., Obligated Group, Series C, 5.25%, 04/01/39(b)(j)	$1,989	$2,050,711

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 36.5% (Cost — $58,551,726)		60,180,618

Total Long-Term Investments — 167.9% (Cost — $264,716,639)		276,690,952

	Shares
Short-Term Securities — 1.4%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 1.48%(k)(l)	2,374,394	2,374,394

Total Short-Term Securities — 1.4% (Cost — $2,374,394)		2,374,394

Total Investments — 169.3% (Cost — $267,091,033)		279,065,346
Liabilities in Excess of Other Assets — (1.5)%		(2,554,102)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (21.9)%		(36,142,787)
VRDP Shares, at Liquidation Value, Net of Deferred Offering Costs — (45.9)%		(75,581,563)

Net Assets Applicable to Common Shares — 100.0%		$164,786,894

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(b)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	Zero-coupon bond.
(d)	When-issued security.
(e)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
(f)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(g)	Non-income producing security.
(h)	Issuer filed for bankruptcy and/or is in default.
(i)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.
(j)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire between May 7, 2018 to February 15, 2031, $5,687,416. See Note 4 of the Notes to Financial Statements for details.
(k)	Annualized 7-day yield as of period end.

(l)	During the year ended April 30, 2018, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 04/30/17	Net Activity	Shares Held at 04/30/18	Value at 04/30/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	1,586,090	788,304	2,374,394	$2,374,394	$9,503	$557	$—

(a)	Includes net capital gain distributions, if applicable.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts:
10-Year U.S. Treasury Note	21	06/20/18	$2,512	$14,901
Long U.S. Treasury Bond	36	06/20/18	5,178	(74)
5-Year U.S. Treasury Note	9	06/29/18	1,022	5,040

				$19,867

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$19,941	$—	$19,941

28	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2018	BlackRock Long-Term Municipal Advantage Trust (BTA)

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$—	$—	$74	$—	$74

(a)	Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended April 30, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$368,715	$—	$368,715

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$267,635	$—	$267,635

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$13,606,328

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$276,690,952	$—	$276,690,952
Short-Term Securities	2,374,394	—	—	2,374,394

	$2,374,394	$276,690,952	$—	$279,065,346

Derivative Financial Instruments(b)
Assets:
Interest rate contracts	$19,941	$—	$—	$19,941
Liabilities:
Interest rate contracts	(74)	—	—	(74)

	$19,867	$—	$—	$19,867

(a)	See above Schedule of Investments for values in each state or political subdivision.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(36,024,677)	$—	$(36,024,677)
VRDP Shares at Liquidation Value	—	(76,000,000)	—	(76,000,000)

	$—	$(112,024,677)	$—	$(112,024,677)

During the year ended April 30, 2018, there were no transfers between levels.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	29

Schedule of Investments April 30, 2018	BlackRock Municipal 2020 Term Trust (BKK) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds — 98.8%

Alabama — 0.4%
Alabama 21st Century Authority Tobacco Settlement, Refunding RB, Series A, 5.00%, 06/01/20	$1,000	$1,067,590
Tuscaloosa City Board of Education, RB, 5.00%, 08/01/20	225	239,652

		1,307,242
Alaska — 2.0%
City of Valdez Alaska, Refunding RB, BP Pipelines Project:
Series B, 5.00%, 01/01/21	3,200	3,427,936
Series C, 5.00%, 01/01/21	2,500	2,674,050

		6,101,986
Arizona — 3.3%
City of Phoenix Arizona IDA, RB, Series A, 4.75%, 07/01/19(a)	340	344,301
Phoenix Civic Improvement Corp., Refunding RB, Junior Lien, Series A:
5.00%, 07/01/19(b)	5,585	5,788,462
5.00%, 07/01/20	1,300	1,385,007
Salt Verde Financial Corp., RB, Senior:
5.00%, 12/01/18	1,500	1,525,815
5.25%, 12/01/20	1,000	1,071,920

		10,115,505
California — 5.7%
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 5.00%, 08/15/20(b)	815	871,806
Los Angeles California Unified School District, GO, Series I, 5.00%, 07/01/20	3,750	3,891,937
Los Angeles Regional Airports Improvement Corp. Facilities Lease, Refunding RB, LAXFuel Corp., Los Angeles International Airport, AMT:
5.00%, 01/01/19	540	551,124
5.00%, 01/01/20	550	576,301
State of California, GO, Refunding, Various Purpose, 5.25%, 10/01/22	1,000	1,131,660
State of California Department of Water Resources, Refunding RB, Series L, 5.00%, 05/01/20	10,000	10,631,100

		17,653,928
Colorado — 1.3%
Adams & Arapahoe Joint School District 28J Aurora, GO, Refunding:
Series A, 5.00%, 12/01/20	690	743,061
Series B, 5.00%, 12/01/20	1,335	1,437,662
Centerra Metropolitan District No. 1, Tax Allocation Bonds, 2.70%, 12/01/19(a)	493	494,942
Colorado Educational & Cultural Facilities Authority, Refunding RB, Peak to Peak Charter School Project:
4.00%, 08/15/19	125	128,494
4.00%, 08/15/20	150	156,462
Colorado Health Facilities Authority, Refunding RB, Evangelical Lutheran Good Samaritan Society Project:
4.00%, 12/01/19	555	570,512
4.00%, 12/01/20	580	603,223

		4,134,356
Florida — 4.5%
City of Jacksonville Florida, RB, Better Jacksonville, 5.00%, 10/01/18(b)	5,160	5,227,441
County of Broward Florida School Board, COP, Series A (AGM), 5.25%, 07/01/18(b)	1,250	1,257,125
County of Escambia Florida, RB, Gulf Power Co. Project, 1.80%, 04/01/39(c)	2,500	2,460,100
County of Miami-Dade Florida, Refunding RB, Series A, AMT, 5.00%, 10/01/20	1,375	1,464,334

Security	Par (000)	Value
Florida (continued)
County of Miami-Dade Florida Expressway Authority, Refunding RB, Toll System, Series A, 5.00%, 07/01/20	$500	$531,160
Halifax Hospital Medical Center, Refunding RB, VRDN, 1.73%, 06/01/48(c)	700	700,000
Stevens Plantation Community Development District, Special Assessment Bonds, Series B, 6.38%, 05/01/13(d)(e)	2,980	2,086,000

		13,726,160
Georgia — 2.4%
Gainesville & Hall County Development Authority, Refunding RB, ACTS Retirement — Life Communities, Inc. Obligated Group, 5.00%, 11/15/22	6,915	7,510,243

Guam — 0.5%
Guam Government Waterworks Authority, RB, 5.25%, 07/01/20	250	262,980
Guam Power Authority, Refunding RB, Series A (AGM), 5.00%, 10/01/20	1,190	1,263,161

		1,526,141
Hawaii — 0.9%
State of Hawaii Department of Budget & Finance, Refunding RB, Special Purpose Senior Living, Kahala Nui:
5.00%, 11/15/19	1,275	1,334,147
5.00%, 11/15/20	1,440	1,542,226

		2,876,373
Illinois — 13.3%
Chicago Transit Authority, Refunding RB, 5.00%, 06/01/20	1,000	1,052,860
City of Chicago Illinois Motor Fuel Tax Revenue, Refunding RB, 5.00%, 01/01/20	1,000	1,021,230
City of Chicago Illinois Waterworks Revenue, Refunding RB, 2nd Lien (AGM), 5.00%, 11/01/20	5,000	5,078,592
Lake Cook-Dane & McHenry Counties Community Unit School District 220 Illinois, GO, Refunding, (AGM), 5.25%, 12/01/20	1,000	1,076,350
Metropolitan Pier & Exposition Authority, Refunding RB, CAB, McCormick, Series A (NPFGC), 0.00%, 06/15/22(f)	13,455	11,550,176
Railsplitter Tobacco Settlement Authority, RB, 5.25%, 06/01/20	10,000	10,591,600
State of Illinois, GO, 5.00%, 07/01/20	4,055	4,194,208
State of Illinois, RB, Series B:
5.00%, 06/15/19(b)	515	532,242
5.00%, 06/15/20	1,485	1,534,881
State of Illinois Finance Authority, Refunding RB, Presence Health Network, Series C, 5.00%, 02/15/20	4,145	4,325,515

		40,957,654
Indiana — 0.4%
Indiana Municipal Power Agency, Refunding RB, Series A, 5.00%, 01/01/21	600	644,508
Northern Indiana Commuter Transportation District, RB, 5.00%, 07/01/20	620	656,741

		1,301,249
Kansas — 1.8%
County of Wyandotte Kansas, Kansas City Unified Government, RB, Kansas International Speedway (NPFGC), 0.00%, 12/01/20(f)	3,150	2,835,409
Kansas Development Finance Authority, Refunding RB, Adventist Health System/Sunbelt Obligated Group, Series C:
5.25%, 11/15/19(b)	55	57,597
5.25%, 11/15/20	2,445	2,567,641

		5,460,647

30	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2018	BlackRock Municipal 2020 Term Trust (BKK) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Kentucky — 1.6%
County of Louisville & Jefferson Kentucky, Refunding RB, Catholic Health Initiatives, Series A:
3.50%, 12/01/20	$2,115	$2,160,578
5.00%, 12/01/20	1,430	1,513,255
Kentucky Public Transportation Infrastructure Authority, RB, CAB, 1st Tier Downtown Crossing Project(f):
0.00%, 07/01/19	255	247,363
0.00%, 07/01/20	1,000	942,410

		4,863,606
Louisiana — 0.1%
City of New Orleans Louisiana, Refunding RB, 5.00%, 12/01/20	400	426,280

Maryland — 1.7%
City of Baltimore Maryland, Refunding, Tax Allocation Bonds:
5.00%, 06/15/19	250	258,595
5.00%, 06/15/20	275	292,089
County of Anne Arundel Maryland Consolidated Special Taxing District, Refunding, Special Tax Bonds, The Villages of Dorchester & Farmington Village Project:
4.00%, 07/01/19	285	291,817
5.00%, 07/01/20	500	530,175
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.13%, 06/01/20(g)	985	1,034,831
Maryland EDC, Refunding RB, University of Maryland, College Park Projects (AGM), 4.00%, 06/01/20	640	665,286
Maryland Health & Higher Educational Facilities Authority, Refunding RB:
Charlestown Community, 5.50%, 01/01/21(g)	1,335	1,447,607
University of Maryland, Medical System, 5.00%, 07/01/19	670	693,464

		5,213,864
Massachusetts — 0.3%
Massachusetts Educational Financing Authority, RB, Education Loan, Issue I, AMT, 5.00%, 01/01/20	1,000	1,040,300

Michigan — 4.3%
City of Royal Oak Michigan Hospital Finance Authority, Refunding RB, Series D, 2.25%, 09/01/20	1,500	1,505,415
Kalamazoo Hospital Finance Authority, Refunding RB, Bronson Methodist Hospital, 5.00%, 05/15/20	885	913,347
Lansing Board of Water & Light Utilities, RB, Series A, 3.50%, 07/01/20	1,000	1,030,950
Michigan Finance Authority, Refunding RB, Student Loan, Series 25-A, AMT:
5.00%, 11/01/19	1,940	2,015,776
5.00%, 11/01/20	1,800	1,907,838
Saginaw Valley State University, Refunding RB, General, Series A, 5.00%, 07/01/20	1,000	1,058,820
State of Michigan Building Authority, Refunding RB, Facilities Program:
Series 1-A, 5.00%, 10/15/20	325	347,737
Series 2-A, 4.00%, 10/15/20	1,205	1,260,623
State of Michigan Trunk Line, Refunding RB:
5.00%, 11/01/20	1,000	1,046,300
5.00%, 11/01/21	2,000	2,092,000

		13,178,806
Mississippi — 0.4%
Mississippi Development Bank, Refunding RB, Series A (AGM), 5.00%, 03/01/20	1,035	1,086,688

Missouri — 1.2%
City of Kansas City Missouri Airport, Refunding RB, Series A, AMT, 5.00%, 09/01/20	3,000	3,197,490

Security	Par (000)	Value
Missouri (continued)
State of Missouri Health & Educational Facilities Authority, Refunding RB, CoxHealth, Series A, 5.00%, 11/15/20	$500	$534,475

		3,731,965
Multi-State — 1.7%
Centerline Equity Issuer Trust(a):
Series A-4-2, 6.00%, 10/31/52	2,500	2,599,225
Series B-3-2, 6.30%, 10/31/52	2,500	2,606,600

		5,205,825
Nebraska — 1.2%
Central Plains Nebraska Energy Project, RB, Gas Project No. 3, 5.00%, 09/01/20	3,500	3,715,600

Nevada — 2.2%
County of Clark Nevada, Refunding ARB, Las Vegas McCarran International Airport, Series B:
5.00%, 07/01/19	500	517,865
5.00%, 07/01/20	1,000	1,061,880
County of Clark Nevada, Refunding, Special Assessment Bonds, Special Improvement District No. 142, 5.00%, 08/01/20	1,160	1,211,550
Washoe County School District, GO, School Improvement, Series C, 5.00%, 10/01/20	3,695	3,949,475

		6,740,770
New Jersey — 8.4%
County of Atlantic New Jersey, GO, Refunding, 3.00%, 10/01/20	2,740	2,790,580
Garden State Preservation Trust, Refunding RB, Series C (AGM), 5.25%, 11/01/20	1,500	1,608,675
New Jersey EDA, RB, AMT:
Continental Airlines, Inc. Project, 4.88%, 09/15/19	690	705,725
Private Activity Bond, The Goethals Bridge Replacement Project, 5.00%, 07/01/20	250	264,598
New Jersey EDA, Refunding RB:
Cigarette Tax, 5.00%, 06/15/20	2,500	2,623,400
Provident Group Montclair (AGM), 4.00%, 06/01/20	105	108,930
School Facilities, Series GG, 5.00%, 09/01/22	2,000	2,103,800
School Facilities, Series K (AGC), 5.25%, 12/15/20	3,150	3,353,364
New Jersey Educational Facilities Authority, Refunding RB:
Seton Hall University, Series D, 5.00%, 07/01/19	1,060	1,096,252
Seton Hall University, Series D, 5.00%, 07/01/20	650	688,376
University of Medicine & Dentistry, Series B, 6.25%, 12/01/18(g)	2,500	2,562,600
New Jersey Higher Education Student Assistance Authority, RB, Series 1A, AMT:
5.00%, 12/01/19	2,565	2,671,448
5.00%, 12/01/20	2,900	3,079,278
New Jersey Transportation Trust Fund Authority, RB, 5.00%, 06/15/20	2,000	2,092,820

		25,749,846
New York — 4.3%
Brooklyn Arena Local Development Corp., Refunding RB, Barclays Center Project, Series A, 5.00%, 07/15/20	330	350,193
Build NYC Resource Corp., Refunding RB, Pratt Paper NY, Inc. Project, AMT, 3.75%, 01/01/20(a)	415	420,930
Chautauqua Tobacco Asset Securitization Corp., Refunding RB:
5.00%, 06/01/19	400	414,068
5.00%, 06/01/20	450	479,174
Metropolitan Transportation Authority, Refunding RB, VRDN, Trasportation, Sub Series E-2, 1.76%, 11/15/50(c)	2,300	2,300,000
New York State Energy Research & Development Authority, Refunding RB, Electric & Gas Corp. Project, Series B, 2.00%, 02/01/29(c)	3,000	2,975,010
New York State Thruway Authority, Refunding RB, General, Series I, 5.00%, 01/01/20	875	919,196

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (continued) April 30, 2018	BlackRock Municipal 2020 Term Trust (BKK) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
New York (continued)
New York Transportation Development Corp., Refunding RB, American Airlines, Inc., AMT, 5.00%, 08/01/20	$3,500	$3,683,610
Port Authority of New York & New Jersey, ARB, JFK International Air Terminal LLC Project, Series 8, 5.00%, 12/01/20	1,525	1,590,651
TSASC, Inc., Refunding RB, Senior, Series A, 5.00%, 06/01/20	230	243,071

		13,375,903
North Carolina — 2.2%
North Carolina Eastern Municipal Power Agency, Refunding RB, Series B, 5.00%, 01/01/19(b)	1,400	1,429,498
North Carolina Municipal Power Agency No. 1, Refunding RB, Series B, 5.00%, 01/01/20	5,000	5,249,200

		6,678,698
Ohio — 1.0%
State of Ohio, RB, Portsmouth Bypass Project, AMT:
5.00%, 06/30/19	945	976,686
5.00%, 12/31/19	830	868,852
5.00%, 06/30/20	1,000	1,057,880

		2,903,418
Oklahoma — 0.4%
County of Tulsa Oklahoma Industrial Authority, RB, Broken Arrow Public School, 4.00%, 09/01/22	1,100	1,178,045

Pennsylvania — 9.0%
Chester County Health & Education Facilities Authority, Refunding RB, Simpson Senior Services, Series A:
4.00%, 12/01/19	840	849,744
4.00%, 12/01/20	870	881,701
City of Philadelphia PA Airport Revenue, Refunding RB, AMT, Series B, 5.00%, 07/01/20	1,450	1,538,783
Commonwealth of Pennsylvania, GO, Refunding First Series, 5.00%, 08/15/20	1,000	1,062,520
Cumberland County Municipal Authority, Refunding RB, Diakon Lutheran Social Project, 4.00%, 01/01/20	1,000	1,025,920
Lancaster IDA, Refunding RB, Garden Spot Village Project, 5.00%, 05/01/19	1,300	1,335,451
Montgomery County IDA, Refunding RB, Albert Einstein Healthcare, Series A, 5.00%, 01/15/20	1,400	1,450,092
Pennsylvania Economic Development Financing Authority, RB, Pennsylvania Rapid Bridge Replacement Project, 5.00%, 12/31/20	3,830	4,074,124
Pennsylvania Economic Development Financing Authority, Refunding RB, Amtrak Project, Series A, AMT, 4.00%, 11/01/20	2,175	2,252,974
Pennsylvania Higher Educational Facilities Authority, RB, Shippensburg University Student Services:
4.00%, 10/01/19	1,165	1,179,423
4.00%, 10/01/20	1,210	1,233,631
Pennsylvania Higher Educational Facilities Authority, Refunding RB, Series A:
Drexel University, 5.00%, 05/01/20(g)	1,480	1,565,603
Drexel University, 5.00%, 05/01/20	95	100,323
University Properties, Inc., 4.00%, 07/01/19	230	234,165
University Properties, Inc., 4.00%, 07/01/20	450	462,775
Widener University, 5.00%, 07/15/20	600	633,120
Pennsylvania Housing Finance Agency, Refunding RB, S/F Housing Mortgage, Series 115A, AMT:
2.30%, 10/01/19	460	460,313
2.55%, 04/01/20	850	853,468
2.65%, 10/01/20	865	870,441
Pennsylvania IDA, Refunding RB, Economic Development, 5.00%, 07/01/20	1,500	1,591,185

Security	Par (000)	Value
Pennsylvania (continued)
Pennsylvania Turnpike Commission, RB, Sub-Series A (AGC), 5.00%, 06/01/19(b)	$1,000	$1,033,420
State Public School Building Authority, RB, Community College Allegheny County Project (AGM), 5.00%, 07/15/20	995	1,056,541
Swarthmore Borough Authority, Refunding RB, Swarthmore College Project, 5.00%, 09/15/20	350	374,763
Township of East Hempfield Pennsylvania IDA, RB, Student Services, Inc., Student Housing Project:
4.00%, 07/01/19	360	366,354
4.00%, 07/01/20	465	477,611
Westmoreland County Municipal Authority, Refunding RB, (BAM):
5.00%, 08/15/19	335	347,948
3.00%, 08/15/20	110	112,098
5.00%, 08/15/20	355	377,525

		27,802,016
Rhode Island — 3.0%
Rhode Island Commerce Corp., Refunding RB, Rhode Island Department of Transportation, Series A, 5.00%, 06/15/20	3,465	3,670,682
Rhode Island Health & Educational Building Corp., Refunding RB, Hospital Financing, LifeSpan Obligation, 5.00%, 05/15/20	1,500	1,575,195
Rhode Island Student Loan Authority, RB, Student Loan Program, Senior Series A, AMT, 5.00%, 12/01/20	3,850	4,088,007

		9,333,884
South Carolina — 0.7%
South Carolina State Ports Authority, RB, 5.00%, 07/01/20	2,000	2,118,520

Tennessee — 0.2%
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Refunding RB, Lipscomb Revenue Project, Series A:
4.00%, 10/01/19	240	246,317
5.00%, 10/01/20	325	344,932

		591,249
Texas — 13.6%
Central Texas Regional Mobility Authority, Refunding RB, Senior Lien:
5.75%, 01/01/19(g)	605	620,518
5.75%, 01/01/19	195	200,002
5.00%, 01/01/20	620	649,233
5.75%, 01/01/20	1,140	1,207,648
Central Texas Turnpike System, RB, CAB (AMBAC)(f):
0.00%, 08/15/21(g)	1,825	1,695,078
Series A, 0.00%, 08/15/21	6,165	5,679,814
Central Texas Turnpike System, Refunding RB, Series A, 5.00%, 08/15/42(c)	1,000	1,050,830
City of Houston Texas, Refunding RB, Series B-2, AMT, 5.00%, 07/15/20	3,000	3,157,680
City of Houston Texas Airport System, Refunding RB:
Subordinate Lien, Series B, 5.00%, 07/01/20	250	266,457
United Airlines, Inc. Terminal E Project, AMT, 4.50%, 07/01/20	5,000	5,206,000
Love Field Airport Modernization Corp., RB, Southwest Airlines Co., Love Field Modernization Program Project, 5.00%, 11/01/20	3,715	3,969,217
Lower Colorado River Authority, Refunding RB, LCRA Transmission Corp. Project, Series B, 5.00%, 05/15/20	5,000	5,300,900
New Hope Cultural Education Facilities Corp., RB, Stephenville LLC Tarleton State University Project, Series A:
4.00%, 04/01/19	345	351,213
4.00%, 04/01/20	415	428,761

32	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2018	BlackRock Municipal 2020 Term Trust (BKK) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Texas (continued)
4.00%, 04/01/20	$585	$604,399
4.00%, 04/01/20	180	186,071
North Texas Tollway Authority, Refunding RB, Series C:
5.25%, 01/01/19(b)	815	832,963
5.38%, 01/01/19(b)	4,060	4,152,812
5.25%, 01/01/20	185	189,002
5.38%, 01/01/21	940	960,859
Texas Municipal Gas Acquisition & Supply Corp. III, RB, Natural Gas Utility Improvements, 5.00%, 12/15/20	5,000	5,329,300

		42,038,757
Virginia — 1.5%
City of Norfolk Virginia Water Revenue, Refunding RB, 5.00%, 11/01/20	2,000	2,148,480
Roanoke EDA, Refunding RB, Carilion Clinic Obligation Group, 5.00%, 07/01/20	1,500	1,593,150
Virginia College Building Authority, Refunding RB, Marymount University Project, Series A(a):
5.00%, 07/01/19	425	436,012
5.00%, 07/01/20	335	349,639

		4,527,281
Washington — 2.4%
County of Snohomish Washington Everett School District No. 2, GO, Refunding, 5.00%, 12/01/20	2,625	2,820,011
Washington Health Care Facilities Authority, Refunding RB, Providence Health & Services, Series B:
5.00%, 10/01/20	250	267,278
5.00%, 10/01/42(c)	4,000	4,382,920

		7,470,209

Security	Par (000)	Value
Wisconsin — 0.9%
State of Wisconsin, Refunding RB, General, Series A, 5.25%, 05/01/20	$1,000	$1,033,840
Wisconsin Health & Educational Facilities Authority, Refunding RB:
Froedtert & Community Health, Inc., Series C, 5.00%, 04/01/19(b)	1,515	1,558,859
ThedaCare, Inc., 5.00%, 12/15/20	250	266,993

		2,859,692

Total Municipal Bonds — 98.8%		304,502,706

Total Investments — 98.8% (Cost — $299,243,268)		304,502,706
Other Assets Less Liabilities — 1.2%		3,651,861

Net Assets Applicable to Common Shares — 100.0%		$308,154,567

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(b)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
(d)	Issuer filed for bankruptcy and/or is in default.
(e)	Non-income producing security.
(f)	Zero-coupon bond.
(g)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(h)	Annualized 7-day yield as of period end.

(i)	During the year ended April 30, 2018, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated	Shares Held at 04/30/17	Net Activity	Shares Held at 04/30/18	Value at 04/30/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	10	(10)	—	$—	$42,016	$927	$—

(a)	Includes net capital gain distributions, if applicable.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Trust’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$304,502,706	$—	$304,502,706

(a)	See above Schedule of Investments for values in each state or political subdivision.

During the year ended April 30, 2018, there were no transfers between levels.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	33

Schedule of Investments April 30, 2018	BlackRock Municipal Income Trust (BFK) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds — 131.7%

Alabama — 3.2%
County of Jefferson Alabama Sewer, Refunding RB:
Senior Lien, Series A (AGM),
5.00%, 10/01/44	$1,555	$1,693,240
5.25%, 10/01/48	2,275	2,501,499
Sub-Lien, Series D,
6.00%, 10/01/42	5,740	6,598,876
7.00%, 10/01/51	1,765	2,129,490
Lower Alabama Gas District, RB, Series A, 5.00%, 09/01/46	2,110	2,493,640
State of Alabama Docks Department, Refunding RB, 6.00%, 10/01/20(a)	4,080	4,457,563

		19,874,308
Arizona — 3.8%
City of Phoenix Arizona IDA, RB, Legacy Traditional Schools Projects, Series A, 5.00%, 07/01/46(b)	3,400	3,468,272
Salt Verde Financial Corp., RB, Senior:
5.00%, 12/01/32	10,030	11,636,606
5.00%, 12/01/37	7,460	8,710,967

		23,815,845
California — 15.1%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area Toll Bridge, Series F-1, 5.63%, 04/01/19(a)	4,445	4,603,731
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 6.00%, 08/15/20(a)	6,230	6,802,973
California Health Facilities Financing Authority, Refunding RB, St. Joseph Health System, Series A, 5.00%, 07/01/33	2,465	2,757,916
California Municipal Finance Authority, RB, Senior, Caritas Affordable Housing, Inc. Projects, S/F Housing, Series A:
5.25%, 08/15/39	290	316,347
5.25%, 08/15/49	715	774,938
California Municipal Finance Authority, Refunding RB, Community Medical Centers, Series A:
5.00%, 02/01/36	640	704,672
5.00%, 02/01/37	480	527,371
California Pollution Control Financing Authority, RB, Poseidon Resources (Channel Side) LP Desalination Project, AMT, 5.00%, 11/21/45(b)	2,970	3,148,170
California Statewide Communities Development Authority, RB, Loma Linda University Medical Center, Series A(b):
5.00%, 12/01/41	1,030	1,088,102
5.00%, 12/01/46	885	931,817
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Series A:
Senior, 5.00%, 05/15/40	11,690	12,410,338
5.25%, 05/15/39	1,560	1,613,680
City of Stockton California Public Financing Authority, RB, Delta Water Supply Project, Series A, 6.25%, 10/01/40	690	803,891
County of Riverside Transportation Commission, RB, CAB, Senior Lien, Series B(c):
0.00%, 06/01/41	5,000	1,806,450
0.00%, 06/01/42	6,000	2,069,280
0.00%, 06/01/43	5,000	1,645,800
Foothill-De Anza Community College District, GO, Election of 2006, Series C, 5.00%, 08/01/21(a)	7,000	7,677,670
Golden State Tobacco Securitization Corp., Refunding RB, Asset-Backed, Senior Series A-1, 5.75%, 06/01/47	3,315	3,410,207
Sacramento Area Flood Control Agency, Refunding, Special Assessment Bonds, Consolidated Capital Assessment District No. 2 Bonds, 5.00%, 10/01/47	6,230	7,075,909

Security	Par (000)	Value
California (continued)
San Marcos Unified School District, GO, CAB, Election of 2010, Series B(c):
0.00%, 08/01/34	$3,500	$1,901,725
0.00%, 08/01/36	4,000	1,980,400
State of California, GO, Various Purposes:
6.50%, 04/01/19(a)	11,055	11,521,632
6.00%, 03/01/33	4,970	5,349,708
6.50%, 04/01/33	9,355	9,750,717
State of California Public Works Board, LRB, Various Capital Projects:
Series I, 5.00%, 11/01/38	1,495	1,662,305
Sub-Series I-1, 6.38%, 11/01/19(a)	2,315	2,472,906

		94,808,655
Colorado — 0.7%
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiative, Series A, 5.50%, 07/01/34	4,205	4,339,812

Connecticut — 0.4%
Connecticut State Health & Educational Facility Authority, RB, Ascension Health Senior Credit, Series A, 5.00%, 11/15/40	2,710	2,823,142

Delaware — 2.4%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	2,225	2,348,065
Delaware Transportation Authority, RB, U.S. 301 Project, 5.00%, 06/01/55	2,280	2,485,314
State of Delaware EDA, RB, Exempt Facilities, Indian River Power LLC Project, 5.38%, 10/01/45	10,080	10,453,061

		15,286,440
District of Columbia — 5.0%
District of Columbia, Refunding RB:
Georgetown University, 5.00%, 04/01/35	865	982,026
Georgetown University Issue, 5.00%, 04/01/42	1,005	1,124,454
Kipp Charter School, Series A, 6.00%, 07/01/23(a)	1,480	1,739,622
District of Columbia Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, 6.75%, 05/15/40	23,035	24,227,522
Metropolitan Washington Airports Authority, Refunding RB, Dulles Toll Road, 1st Senior Lien, Series A:
5.00%, 10/01/39	990	1,024,848
5.25%, 10/01/44	2,465	2,559,237

		31,657,709
Florida — 2.9%
Country of Broward Florida Airport System, ARB, AMT, 5.00%, 10/01/47	590	656,440
County of Collier Florida Health Facilities Authority, Refunding RB, Series A, 5.00%, 05/01/45	2,620	2,867,145
County of Miami-Dade Florida Aviation, Refunding ARB, Miami International Airport, Series A-1, 5.38%, 10/01/41	2,280	2,443,658
County of Orange Florida Health Facilities Authority, Refunding RB, Mayflower Retirement Center:
5.00%, 06/01/32	600	630,888
5.00%, 06/01/36	125	130,949
5.13%, 06/01/42	1,925	2,017,265
Mid-Bay Florida Bridge Authority, RB, Springing Lien, Series A, 7.25%, 10/01/21(a)	5,885	6,831,838
Stevens Plantation Community Development District, RB, Special Assessment, Series A, 7.10%, 05/01/35(d)(e)	3,395	2,376,500

		17,954,683
Georgia — 2.0%
City of Atlanta Georgia Water & Wastewater Revenue, Refunding RB, 5.00%, 11/01/40	1,910	2,143,096

34	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2018	BlackRock Municipal Income Trust (BFK) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Georgia (continued)
County of Dalton Whitfield Joint Development Authority, RB, Hamilton Health Care System Obligation, 4.00%, 08/15/48	$7,225	$7,224,639
County of Gainesville Georgia & Hall Hospital Authority, Refunding RB, Northeast Georgia Health System, Inc. Project, Series A, 5.50%, 08/15/54	1,010	1,153,289
DeKalb Georgia Private Hospital Authority, Refunding RB, Children’s Healthcare, 5.25%, 11/15/39	1,650	1,728,919

		12,249,943
Hawaii — 0.4%
State of Hawaii Harbor System, RB, Series A, 5.25%, 07/01/30	2,660	2,827,527

Idaho — 0.3%
Idaho Health Facilities Authority, RB, Trinity Health Credit Group, Series A, 5.00%, 12/01/46	1,485	1,661,863

Illinois — 22.2%
Chicago Board of Education, GO, Series H, 5.00%, 12/01/36	920	915,556
Chicago Board of Education, GO, Refunding, Dedicated Revenues:
Series D, 5.00%, 12/01/25	1,650	1,743,671
Series G, 5.00%, 12/01/34	915	917,031
Chicago Board of Education, GO, Refunding Series F, 5.00%, 12/01/22	1,250	1,318,400
City of Chicago Illinois, GO, Project, Series A, 5.00%, 01/01/34	3,440	3,482,243
City of Chicago Illinois, GO, Refunding, Project, Series A:
5.25%, 01/01/32	6,155	6,370,733
5.00%, 01/01/34	2,500	2,545,475
City of Chicago Illinois O’Hare International Airport, GARB, 3rd Lien, Series C, 6.50%, 01/01/21(a)	11,385	12,653,858
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/40	2,055	2,191,370
City of Chicago Illinois Waterworks, Refunding RB, 2nd Lien Project, 5.00%, 11/01/42	2,000	2,103,420
County of Cook Illinois Community College District No. 508, GO, City College of Chicago, 5.50%, 12/01/38	1,525	1,601,769
County of Will Illinois, GO, 5.00%, 11/15/45(f)(g)	27,000	29,475,090
Illinois Finance Authority, RB:
Advocate Health Care Network, Series C,(a):
5.38%, 04/01/19	5,010	5,167,364
5.38%, 04/01/19	5,620	5,796,524
Chicago LLC, University of Illinois at Chicago Project, Series A:
5.00%, 02/15/47	405	428,077
5.00%, 02/15/50	205	215,877
Illinois Finance Authority, Refunding RB:
Ascension Health, Series A, 5.00%, 11/15/37	1,895	2,047,017
Central Dupage Health, Series B, 5.50%, 11/01/19(a)	3,160	3,324,257
Presence Health Network, Series C, 4.00%, 02/15/41	2,805	2,775,884
Illinois State Toll Highway Authority, RB:
Senior, Series C, 5.00%, 01/01/36	5,095	5,609,137
Series A, 5.00%, 01/01/38	3,875	4,222,161
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project:
Series B (AGM), 5.00%, 06/15/50	14,710	15,321,642
Series B-2, 5.00%, 06/15/50	3,905	3,957,249
Railsplitter Tobacco Settlement Authority, RB(a):
5.50%, 06/01/21	885	973,456
6.00%, 06/01/21	2,245	2,502,681
State of Illinois, GO:
5.00%, 02/01/39	2,990	3,001,631
Series A, 5.00%, 04/01/38	9,030	9,068,648

Security	Par (000)	Value
Illinois (continued)
State of Illinois, RB, Build Illinois, Series B, 5.25%, 06/15/19(a)	$1,240	$1,286,326
State of Illinois Toll Highway Authority, RB, Senior, Series C, 5.00%, 01/01/37	5,455	5,984,899
University of Illinois, RB, Auxiliary Facilities System, Series A, 5.00%, 04/01/44	1,910	2,048,093

		139,049,539
Indiana — 3.9%
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT:
6.75%, 01/01/34	1,525	1,780,117
7.00%, 01/01/44	3,680	4,317,744
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	6,305	6,875,350
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT,
5.00%, 07/01/44	880	937,112
5.00%, 07/01/48	2,905	3,085,110
5.25%, 01/01/51	790	847,038
Sisters of St. Francis Health Services, 5.25%, 11/01/19(a)	1,655	1,734,953
Indiana Municipal Power Agency, RB, Series B, 6.00%, 01/01/19(a)	2,150	2,208,674
Indianapolis Local Public Improvement Bond Bank, RB, Series A, 5.00%, 01/15/40	2,490	2,735,464

		24,521,562
Iowa — 1.7%
Iowa Finance Authority, Refunding RB, Iowa Fertilizer Co. Project:
Series B, 5.25%, 12/01/50(h)	5,515	5,792,460
Midwestern Disaster Area,
5.50%, 12/01/22	15	15,218
5.25%, 12/01/25	2,125	2,260,979
5.88%, 12/01/26(b)	805	848,671
Iowa Student Loan Liquidity Corp., Refunding RB, Student Loan, Senior Series A-1, AMT, 5.15%, 12/01/22	1,705	1,758,690

		10,676,018
Kentucky — 1.1%
Kentucky Economic Development Finance Authority, RB, Catholic Health Initiatives, Series A, 5.25%, 01/01/45	1,915	2,034,228
Kentucky Economic Development Finance Authority, Refunding RB, Louisville Arena Authority, Inc. (AGM), 5.00%, 12/01/45	2,515	2,740,620
Kentucky Public Transportation Infrastructure Authority, RB, Downtown Crossing Project, Convertible CAB, 1st Tier, Series C, 0.00%, 07/01/43(i)	2,325	2,148,649

		6,923,497
Louisiana — 3.4%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project, Series A-1, 6.50%, 11/01/35	6,535	7,194,055
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A:
5.50%, 05/15/30	1,980	2,110,621
5.25%, 05/15/31	1,690	1,816,327
5.25%, 05/15/32	2,160	2,345,997
5.25%, 05/15/33	2,345	2,527,488
5.25%, 05/15/35	4,985	5,391,726

		21,386,214
Maryland — 1.3%
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.75%, 06/01/20(a)	855	919,458

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (continued) April 30, 2018	BlackRock Municipal Income Trust (BFK) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Maryland (continued)
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 09/01/25	$1,440	$1,502,309
Maryland Health & Higher Educational Facilities Authority, RB, Trinity Health Credit Group, Series 2017, 5.00%, 12/01/46	840	945,622
Maryland Health & Higher Educational Facilities Authority, Refunding RB, Charlestown Community Project, 6.25%, 01/01/21(a)	4,295	4,740,177

		8,107,566
Massachusetts — 0.9%
Massachusetts Development Finance Agency, Refunding RB, Covanta Energy Project, Series C, AMT, 5.25%, 11/01/42(b)	2,775	2,776,665
Massachusetts Health & Educational Facilities Authority, Refunding RB, Partners Healthcare System, Series J1, 5.00%, 07/01/19(a)	2,535	2,624,384

		5,401,049
Michigan — 3.0%
City of Detroit Michigan Sewage Disposal System, Refunding RB, Senior Lien, Series A, 5.25%, 07/01/39	8,665	9,264,704
City of Lansing Michigan, RB, Board of Water & Light Utilities System, Series A, 5.50%, 07/01/41	2,870	3,141,244
Kalamazoo Hospital Finance Authority, Refunding RB, Bronson Methodist Hospital:
5.50%, 05/15/20(a)	1,490	1,591,067
5.50%, 05/15/36	1,210	1,274,941
Michigan Finance Authority, Refunding RB:
Detroit Water & Sewage Department Project, Senior Lien, Series C-1, 5.00%, 07/01/44	1,710	1,849,125
Henry Ford Health System, 4.00%, 11/15/46	1,480	1,470,010

		18,591,091
Missouri — 1.4%
Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Refunding RB, Combined Lien, Series A, 5.00%, 10/01/44	495	543,579
State of Missouri Health & Educational Facilities Authority, RB, Senior Living Facilities, Lutheran Senior Services, 5.50%, 02/01/42	2,035	2,112,045
State of Missouri Health & Educational Facilities Authority, Refunding RB:
Mercy Health, Series C, 5.00%, 11/15/47	5,230	5,798,710
St. Louis College of Pharmacy Project, 5.50%, 05/01/43	480	514,791

		8,969,125
Nebraska — 1.4%
Central Plains Nebraska Energy Project, RB, Gas Project No. 3:
5.25%, 09/01/37	1,610	1,769,068
5.00%, 09/01/42	2,815	3,064,606
County of Douglas Nebraska Hospital Authority No. 2, Refunding RB, Health Facilities, Immanuel Obligation Group, 5.63%, 01/01/40	3,280	3,407,723
County of Lancaster Nebraska Hospital Authority No. 1, Refunding RB, Immanuel Obligation Group, Health Facilities, 5.63%, 01/01/40	600	630,348

		8,871,745
New Jersey — 10.5%
Casino Reinvestment Development Authority, Refunding RB:
5.25%, 11/01/39	3,280	3,475,258
5.25%, 11/01/44	2,980	3,158,055
County of Essex New Jersey Improvement Authority, RB, AMT, 5.25%, 07/01/45(b)	2,115	2,134,627

Security	Par (000)	Value
New Jersey (continued)
County of Middlesex New Jersey Improvement Authority, RB, Heldrich Center Hotel, Sub-Series B, 6.25%, 01/01/37(d)(e)	$3,680	$38,640
New Jersey EDA, RB, AMT:
Continental Airlines, Inc. Project,
4.88%, 09/15/19	835	854,030
5.25%, 09/15/29	3,830	4,155,397
Series B, 5.63%, 11/15/30	2,035	2,277,043
Goethals Bridge Replacement Project, Private Activity Bond, 5.38%, 01/01/43	2,285	2,489,805
New Jersey EDA, Refunding ARB, Port Network Container Terminal LLC Project, AMT, 5.00%, 10/01/47	2,905	3,098,037
New Jersey EDA, Refunding RB, Special Assessment, Kapkowski Road Landfill Project, 6.50%, 04/01/28	8,000	9,313,200
New Jersey State Turnpike Authority, RB:
Series A, 5.00%, 07/01/22(a)	5,115	5,683,890
Series A, 5.00%, 01/01/43	3,035	3,288,149
Series E, 5.00%, 01/01/45	5,095	5,586,770
New Jersey Transportation Trust Fund Authority, RB:
Transportation Program, Series AA, 5.00%, 06/15/44	2,445	2,547,861
Series AA, 5.00%, 06/15/44	1,320	1,375,678
Series A, 5.50%, 06/15/41	8,000	8,345,840
Series B, 5.25%, 06/15/36	4,810	5,001,630
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.25%, 06/01/46	1,070	1,188,374
Sub-Series B, 5.00%, 06/01/46	1,515	1,589,568

		65,601,852
New York — 9.5%
City of New York New York Transitional Finance Authority Future Tax Secured, RB, Fiscal 2012, Sub-Series E-1, 5.00%, 02/01/42	4,805	5,189,015
Counties of New York Tobacco Trust II, RB, Settlement Pass-Through, 5.75%, 06/01/43	840	852,919
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A, 6.25%, 06/01/41(b)	3,600	3,749,040
County of Westchester New York Healthcare Corp., RB, Senior Lien, Series A, 5.00%, 11/01/44	1,720	1,823,983
Hudson Yards Infrastructure Corp., Refunding RB, Series A, 5.00%, 02/15/39	1,860	2,105,446
Metropolitan Transportation Authority, RB, Series B:
5.25%, 11/15/38	4,640	5,234,291
5.25%, 11/15/39	1,650	1,860,358
Metropolitan Transportation Authority Hudson Rail Yards Trust Obligations, Refunding RB, Series A, 5.00%, 11/15/56	2,120	2,278,746
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 07/15/49	2,400	2,538,696
3 World Trade Center Project,(b)
Class 1, 5.00%, 11/15/44	7,830	8,225,728
Class 2, 5.15%, 11/15/34	660	718,113
Class 2, 5.38%, 11/15/40	1,655	1,802,593
New York State Dormitory Authority, Refunding RB, Series D, 5.00%, 02/15/37	6,655	7,242,171
New York Transportation Development Corp., ARB, LaGuardia Airport Terminal B Redevelopment Project, Series A, AMT, 5.00%, 07/01/46	1,165	1,246,410
New York Transportation Development Corp., Refunding ARB, American Airlines, Inc., AMT:
5.00%, 08/01/26	1,080	1,139,800
5.00%, 08/01/31	2,585	2,710,191
Niagara Area Development Corp., Refunding RB, Solid Waste Disposal Facility, Covanta Energy Project, Series A, AMT, 5.25%, 11/01/42(b)	1,575	1,575,945

36	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2018	BlackRock Municipal Income Trust (BFK) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
New York (continued)
Port Authority of New York & New Jersey, ARB, Special Project, JFK International Air Terminal LLC Project, Series 8:
6.00%, 12/01/36	$2,525	$2,765,052
6.00%, 12/01/42	1,960	2,143,221
Port Authority of New York & New Jersey, Refunding RB, Consolidated, 205th Series, 5.00%, 11/15/47	3,925	4,463,628

		59,665,346
North Carolina — 0.7%
North Carolina Medical Care Commission, RB, Health Care Facilities, Duke University Health System, Series A, 5.00%, 06/01/19(a)	2,750	2,843,418
North Carolina Medical Care Commission, Refunding RB, 1st Mortgage, Retirement Facilities Whitestone Project, Series A, 7.75%, 03/01/21(a)	1,130	1,298,788

		4,142,206
Ohio — 3.5%
Buckeye Tobacco Settlement Financing Authority, RB, Asset-Backed, Senior Turbo Term, Series A-2, 5.88%, 06/01/47	5,550	5,549,945
County of Allen Ohio Hospital Facilities Revenue, Refunding RB, Catholic Healthcare Partners, Series A, 5.25%, 06/01/20(a)	6,125	6,524,717
County of Franklin Ohio, RB:
Health Care Facilities Improvement, OPRS Communities Obligation Group, Series A, 6.13%, 07/01/40	1,280	1,395,085
Trinity Health Credit Group, Series 2017, 5.00%, 12/01/46	800	895,280
County of Montgomery Ohio, Refunding RB, Catholic Health:
5.00%, 05/01/19(a)	1,905	1,963,064
Series A, 5.00%, 05/01/39	3,545	3,612,036
State of Ohio, RB, Portsmouth Bypass Project, AMT, 5.00%, 06/30/53	1,585	1,727,032

		21,667,159
Oklahoma — 1.0%
Oklahoma Development Finance Authority, RB, OU Medicine Project, Series B, 5.25%, 08/15/48	2,350	2,572,733
Oklahoma Turnpike Authority, RB, 2nd Series C, 4.00%, 01/01/42	3,845	3,932,551

		6,505,284
Pennsylvania — 2.4%
City of Philadelphia Pennsylvania Airport Revenue, Refunding ARB, AMT, Series B, 5.00%, 07/01/47	910	1,003,421
City of Philadelphia Pennsylvania Hospitals & Higher Education Facilities Authority, RB, Temple University Health System, Series A, 5.63%, 07/01/42	1,240	1,340,217
Commonwealth Financing Authority, RB, Tobacco Master Settlement Payment:
5.00%, 06/01/33	210	234,854
5.00%, 06/01/34	275	305,577
County of Montgomery Higher Education & Health Authority, Refunding RB, Thomas Jefferson University, Series A(f):
4.00%, 09/01/49	1,135	1,116,999
5.00%, 09/01/43	2,505	2,782,303
Pennsylvania Economic Development Financing Authority, RB:
AMT, 5.00%, 06/30/42	1,660	1,776,914
Aqua Pennsylvania, Inc. Project, Series B, 5.00%, 11/15/40	3,725	3,873,627
Pennsylvania Turnpike Commission, RB, Series A, 5.00%, 12/01/44	2,155	2,344,791

		14,778,703

Security	Par (000)	Value
Puerto Rico — 1.1%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds:
5.50%, 05/15/39	$3,690	$3,600,112
5.63%, 05/15/43	3,520	3,366,211

		6,966,323
Rhode Island — 2.3%
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.00%, 06/01/35	3,060	3,289,929
Series B, 4.50%, 06/01/45	5,175	5,227,992
Series B, 5.00%, 06/01/50	5,765	5,906,300

		14,424,221
South Carolina — 4.7%
State of South Carolina Ports Authority, ARB:
5.25%, 07/01/40	6,455	6,840,428
AMT, 5.25%, 07/01/55	2,525	2,789,267
State of South Carolina Public Service Authority, RB, Santee Cooper, Series A, 5.50%, 12/01/54	12,065	13,168,827
State of South Carolina Public Service Authority, Refunding RB, Series E, 5.25%, 12/01/55	6,140	6,679,276

		29,477,798
Tennessee — 0.7%
City of Chattanooga Health Educational & Housing Facility Board, RB, Catholic Health Initiatives, Series A, 5.25%, 01/01/45	2,660	2,825,612
County of Nashville & Davidson Metropolitan Government Health & Educational Facilities Board, RB, Vanderbilt University Medical Center, Series A, 5.00%, 07/01/40	1,350	1,483,596

		4,309,208
Texas — 14.3%
Central Texas Regional Mobility Authority, Refunding RB:
Senior Lien, 6.25%, 01/01/21(a)	4,210	4,646,367
Sub-Lien, 5.00%, 01/01/33	700	755,104
City of Austin Texas Airport System, ARB, AMT, 5.00%, 11/15/39	385	418,006
City of Dallas Texas Waterworks & Sewer System Revenue, Refunding RB:
5.00%, 10/01/20(a)	1,375	1,468,349
5.00%, 10/01/35	1,595	1,698,244
City of Houston Texas Airport System, Refunding ARB, Senior Lien, Series A, 5.50%, 07/01/39	3,000	3,017,520
City of Houston Texas Combined Utility System Revenue, Refunding RB, Combined 1st Lien, Series A (AGC):
6.00%, 05/15/19(a)	15,560	16,211,342
6.00%, 11/15/35	865	902,117
County of Harris Texas Cultural Education Facilities Finance Corp., RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B(a):
7.00%, 01/01/23	380	456,490
7.00%, 01/01/23	500	600,645
County of Harris Texas-Houston Sports Authority, Refunding RB (c):
3rd Lien, Series A (NPFGC),
0.00%, 11/15/24(a)	6,000	2,339,160
0.00%, 11/15/37	20,120	7,178,212
CAB, Junior Lien, Series H (NPFGC), 0.00%, 11/15/35	5,000	2,197,650
CAB, Senior Lien, Series A (NPFGC) (AGM), 0.00%, 11/15/38	12,580	4,747,189
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Project, Series A(c):
0.00%, 09/15/40	9,780	3,662,121
0.00%, 09/15/41	5,420	1,926,539

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (continued) April 30, 2018	BlackRock Municipal Income Trust (BFK) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Texas (continued)
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Scott & White Healthcare, 6.00%, 08/15/20(a)	$7,345	$7,999,807
Fort Bend County Industrial Development Corp., RB, NRG Energy Inc. Project, Series B, 4.75%, 11/01/42	470	479,334
New Hope Cultural Education Facilities Corp., RB, Collegiate Housing Tarleton State University Project, 5.00%, 04/01/35	355	381,032
San Antonio Water System, Refunding RB, Junior Lien, Series A, 5.00%, 05/15/48(f)	5,035	5,724,291
Texas Municipal Gas Acquisition & Supply Corp. III, RB, Natural Gas Utility Improvements, 5.00%, 12/15/32	2,835	3,063,813
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
LBJ Infrastructure Group LLC, 7.00%, 06/30/40	6,000	6,584,280
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	5,100	5,482,908
University of Texas System, Refunding RB, Permanent University Fund, Series B, 4.00%, 07/01/41(f)(g)	7,395	7,644,655

		89,585,175
Utah — 0.5%
Salt Lake City Corp. Airport Revenue, ARB, Series A, AMT, 5.00%, 07/01/47	1,830	2,031,410
Utah State Charter School Finance Authority, RB, Ogden Preparatory Academy, Series A, 3.25%, 10/15/42	1,105	965,681

		2,997,091
Virginia — 1.6%
Hampton Roads Transportation Accountability Commission, RB, Transportation Fund, Senior Lien, Series A, 5.50%, 07/01/57	2,230	2,637,064
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OpCo LLC Project, AMT:
5.25%, 01/01/32	3,155	3,428,223
6.00%, 01/01/37	3,790	4,217,626

		10,282,913
Washington — 1.6%
Port of Seattle Washington, ARB, Intermediate Lien, Series C, AMT, 5.00%, 05/01/42	2,980	3,334,650
Port of Seattle Washington, RB, Intermediate Lien, Series C, AMT, 5.00%, 04/01/40	1,475	1,590,537
Washington Health Care Facilities Authority, RB, Catholic Health Initiatives, Series A, 5.75%, 01/01/45	4,420	4,818,463

		9,743,650
Wisconsin — 0.8%
State of Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Credit Group, Series E, 5.00%, 11/15/33	1,640	1,710,486
Wisconsin Health & Educational Facilities Authority, Refunding RB, Medical College of Wisconsin, Inc., 4.00%, 12/01/46	3,545	3,570,418

		5,280,904

Total Municipal Bonds — 131.7% (Cost — $785,336,353)		825,225,166

Municipal Bonds Transferred to Tender Option Bond Trusts — 33.8%(g)

California — 5.5%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area Toll Bridge, 4.00%, 04/01/42(j)	6,196	6,412,240
California Educational Facilities Authority, RB, University of Southern California, Series B, 5.25%, 10/01/18(a)(j)	5,113	5,187,151

Security	Par (000)	Value

California (continued)
City & County of San Francisco California Public Utilities Commission, RB, Water Revenue, Series B, 5.00%, 11/01/19(a)	$18,540	$19,413,852
San Diego California Community College District, GO, Election of 2002, 5.25%, 08/01/19(a)	3,260	3,399,070

		34,412,313
Colorado — 0.8%
Colorado Health Facilities Authority, RB, Catholic Health, Series C-7 (AGM), 5.00%, 05/01/18(a)	4,860	4,860,000

Florida — 1.1%
County of Miami-Dade Florida, RB, Water & Sewer System, 5.00%, 10/01/20(a)	6,629	7,090,871

Massachusetts — 1.4%
Commonwealth of Massachusetts Transportation Fund Revenue, RB, Rail Enhancement Program, Series A, 4.00%, 06/01/45	4,153	4,240,198
Massachusetts School Building Authority, RB, Senior, Series B, 5.00%, 10/15/41	4,427	4,764,846

		9,005,044
New Hampshire — 0.7%
New Hampshire Health & Education Facilities Authority, RB, Dartmouth College, 5.25%, 06/01/19(a)(j)	3,989	4,132,222

New York — 12.2%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Series FF-2, 5.50%, 06/15/40	3,075	3,198,359
City of New York New York Water & Sewer System, Refunding RB, 2nd General Resolution, Series HH, 5.00%, 06/15/31(j)	16,395	17,727,476
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 02/15/47(j)	3,130	3,416,245
Metropolitan Transportation Authority, Refunding RB, Series C-1, 5.25%, 11/15/56	8,799	9,913,268
New York Liberty Development Corp., ARB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	20,864	22,731,416
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51(j)	12,611	13,953,652
Port Authority of New York & New Jersey, Refunding ARB, 194th Series, 5.25%, 10/15/55	5,070	5,674,361

		76,614,777
North Carolina — 0.9%
North Carolina Capital Facilities Finance Agency, Refunding RB, Duke University Project, Series B, 5.00%, 10/01/55	4,960	5,526,333

Pennsylvania — 0.8%
Pennsylvania Turnpike Commission, RB, Sub-Series A, 5.50%, 12/01/42	4,652	5,297,850

Rhode Island — 0.5%
Narragansett Bay Commission, Refunding RB, Wastewater System, Series A, 4.00%, 09/01/43	3,137	3,168,602

Texas — 4.6%
City of San Antonio Texas Electric and Gas Systems, RB, Junior Lien, 5.00%, 02/01/43	4,900	5,287,039
County of Harris Texas Metropolitan Transit Authority, Refunding RB, Series A, 5.00%, 11/01/41	6,650	7,178,010
Lower Colorado River Authority, Refunding RB, LCRA Transmission Services Corporation Project, 4.00%, 05/15/43	4,140	4,162,977

38	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2018	BlackRock Municipal Income Trust (BFK) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Texas (continued)
San Antonio Public Facilities Corp., Refunding RB, Convention Center Refinancing And Expansion Project, 4.00%, 09/15/42	$5,505	$5,550,710
University of Texas, Refunding RB, Financing System, Series B, 5.00%, 08/15/43	6,003	6,593,858

		28,772,594
Utah — 1.2%
City of Riverton Utah, RB, IHC Health Services, Inc., 5.00%, 08/15/41	7,153	7,418,440

Virginia — 1.7%
University of Virginia, Refunding RB, General, 5.00%, 06/01/18(a)	10,767	10,795,719

Washington — 2.4%
State of Washington, GO, Various Purposes, Series E, 5.00%, 02/01/19(a)	14,487	14,826,989

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 33.8% (Cost — $205,347,999)		211,921,754

Total Long-Term Investments — 165.5% (Cost — $990,684,352)		1,037,146,920

Shares		Value
Short-Term Securities — 0.8%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 1.48%(k)(l)	4,633,327	$4,633,327

Total Short-Term Securities — 0.8% (Cost — $4,633,327)		4,633,327

Total Investments — 166.3% (Cost — $995,317,679)		1,041,780,247
Liabilities in Excess of Other Assets — (2.6)%		(15,718,748)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (20.5)%		(128,657,125)
VMTP Shares, at Liquidation Value — (43.2)%		(270,800,000)

Net Assets Applicable to Common Shares — 100.0%		$626,604,374

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(c)	Zero-coupon bond.
(d)	Non-income producing security.
(e)	Issuer filed for bankruptcy and/or is in default.
(f)	When-issued security.
(g)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.
(h)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
(i)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(j)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreement, which expire between May 7, 2018 to April 1, 2025, is $30,759,302. See Note 4 of the Notes to Financial Statements for details.
(k)	Annualized 7-day yield as of period end.

(l)	During the year ended April 30, 2018, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 04/30/17	Net Activity	Shares Held at 04/30/18	Value at 04/30/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	5,379,534	(746,207)	4,633,327	$4,633,327	$70,670	$1,934	$(518)

(a)	Includes net capital gain distributions, if applicable.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts:
10-Year U.S. Treasury Note	81	06/20/18	$9,690	$50,402
Long U.S. Treasury Bond	135	06/20/18	19,419	(27,466)
5-Year U.S. Treasury Note	41	06/29/18	4,654	19,535

				$42,471

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (continued) April 30, 2018	BlackRock Municipal Income Trust (BFK)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$69,937	$—	$69,937

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$27,466	$—	$27,466

(a)	Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended April 30, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$1,700,189	$—	$1,700,189

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$738,771	$—	$738,771

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$47,259,027

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$1,037,146,920	$—	$1,037,146,920
Short-Term Securities	4,633,327	—	—	4,633,327

	$4,633,327	$1,037,146,920	$—	$1,041,780,247

Derivative Financial Instruments(b)
Assets:
Interest rate contracts	$69,937	$—	$—	$69,937
Liabilities:
Interest rate contracts	(27,466)	—	—	(27,466)

	$42,471	$—	$—	$42,471

(a)	See above Schedule of Investments for values in each state or political subdivision.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

40	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2018	BlackRock Municipal Income Trust (BFK)

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(128,156,032)	$—	$(128,156,032)
VMTP Shares at Liquidation Value	—	(270,800,000)	—	(270,800,000)

	$—	$(398,956,032)	$—	$(398,956,032)

During the year ended April 30, 2018, there were no transfers between levels.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	41

Schedule of Investments April 30, 2018	BlackRock Strategic Municipal Trust (BSD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds — 123.3%

Alabama — 2.0%
County of Jefferson Alabama Sewer, Refunding RB, Sub-Lien, Series D, 7.00%, 10/01/51	$1,115	$1,345,258
State of Alabama Docks Department, Refunding RB, 6.00%, 10/01/20(a)	655	715,614

		2,060,872
Alaska — 0.3%
Northern Tobacco Securitization Corp., Refunding RB, Tobacco Settlement, Asset-Backed, Series A, 4.63%, 06/01/23	260	267,428

Arizona — 1.1%
Salt Verde Financial Corp., RB, Senior, 5.00%, 12/01/37	1,000	1,167,690

California — 10.9%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area Toll Bridge, Series F-1, 5.63%, 04/01/19(a)	720	745,711
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 6.00%, 08/15/20(a)	1,010	1,102,890
California Health Facilities Financing Authority, Refunding RB, St. Joseph Health System, Series A, 5.00%, 07/01/33	400	447,532
California Municipal Finance Authority, RB, Senior, Caritas Affordable Housing, Inc. Projects, S/F Housing, Series A:
5.25%, 08/15/39	45	49,088
5.25%, 08/15/49	115	124,640
California Pollution Control Financing Authority, RB, Poseidon Resources (Channel Side) LP Desalination Project, AMT, 5.00%, 11/21/45(b)	475	503,495
California School Finance Authority, RB, Alliance For College-Ready Public School Projects, Series A, 5.00%, 07/01/51(b)	500	531,810
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Series A:
Senior, 5.00%, 05/15/40	1,875	1,990,538
5.25%, 05/15/39	250	258,603
City of Stockton California Public Financing Authority, RB, Delta Water Supply Project, Series A, 6.25%, 10/01/38	110	128,878
County of California Tobacco Securitization Agency, Refunding RB, Golden Gate Tobacco Funding Corp., Series A, 5.00%, 06/01/36	350	349,993
State of California, GO, Various Purposes:
6.50%, 04/01/19(a)	350	364,774
6.00%, 03/01/33	800	861,120
6.50%, 04/01/33	300	312,690
State of California Public Works Board, LRB, Various Capital Projects:
Series I, 5.00%, 11/01/38	240	266,858
Sub-Series I-1, 6.38%, 11/01/19(a)	375	400,579
State of California Public Works Board, RB, Department of Corrections & Rehabilitation, Series F, 5.25%, 09/01/33	915	1,032,019
Tobacco Securitization Authority of Southern California, Refunding RB, Tobacco Settlement, Asset-Backed, Senior Series A-1:
5.00%, 06/01/37	1,085	1,088,125
5.13%, 06/01/46	590	591,009

		11,150,352
Colorado — 2.4%
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiative, Series A, 5.50%, 07/01/34	680	701,801
Denver Convention Center Hotel Authority, Refunding RB, 5.00%, 12/01/40	1,325	1,443,495
Regional Transportation District, COP, Refunding, Series A, 5.38%, 06/01/31	320	339,670

		2,484,966

Security	Par (000)	Value
Connecticut — 0.8%
Connecticut Housing Finance Authority, Refunding RB, S/F Housing, Sub-Series B-1, 4.00%, 05/15/45(c)	$785	$787,952

Delaware — 2.1%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	820	865,354
State of Delaware EDA, RB, Exempt Facilities, Indian River Power LLC Project, 5.38%, 10/01/45	1,210	1,254,782

		2,120,136
District of Columbia — 1.9%
District of Columbia, Tax Allocation Bonds, City Market at O Street Project, 5.13%, 06/01/41	690	737,231
Metropolitan Washington Airports Authority, Refunding RB, Dulles Toll Road, 1st Senior Lien, Series A:
5.00%, 10/01/39	160	165,632
5.25%, 10/01/44	1,000	1,038,230

		1,941,093
Florida — 1.9%
Mid-Bay Florida Bridge Authority, RB, Springing Lien, Series A, 7.25%, 10/01/21(a)	950	1,102,846
Village Community Development District No.10, Special Assessment Bonds, 5.13%, 05/01/43	720	794,066

		1,896,912
Georgia — 0.5%
County of Gainesville Georgia & Hall Hospital Authority, Refunding RB, Northeast Georgia Health System, Inc. Project, Series A, 5.50%, 08/15/54	160	182,699
DeKalb Georgia Private Hospital Authority, Refunding RB, Children’s Healthcare, 5.25%, 11/15/39	265	277,675

		460,374
Hawaii — 0.4%
State of Hawaii Harbor System, RB, Series A, 5.25%, 07/01/30	425	451,767

Illinois — 20.7%
Chicago Board of Education, GO, Refunding Dedicated Revenues:
Series D, 5.00%, 12/01/27	280	289,246
Series D, 5.00%, 12/01/31	150	151,129
Series F, 5.00%, 12/01/22	205	216,218
Series G, 5.00%, 12/01/44	150	147,823
City of Chicago Illinois, GO, Project, Series A, 5.00%, 01/01/34	550	556,754
City of Chicago Illinois, GO, Refunding, Project, Series A, 5.25%, 01/01/32	1,000	1,035,050
City of Chicago Illinois O’Hare International Airport, GARB, 3rd Lien:
5.63%, 01/01/21(a)	645	703,231
5.63%, 01/01/35	155	167,402
Series A, 5.75%, 01/01/21(a)	1,260	1,377,810
Series A, 5.75%, 01/01/39	240	260,165
Series C, 6.50%, 01/01/21(a)	1,855	2,061,740
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/40	330	351,899
City of Chicago Illinois Waterworks, Refunding RB, 2nd Lien Project, 5.00%, 11/01/42	500	525,855
County of Cook Illinois Community College District No. 508, GO, City College of Chicago, 5.50%, 12/01/38	245	257,333
Illinois Finance Authority, RB, Chicago LLC, University of Illinois at Chicago Project, Series A:
5.00%, 02/15/47	90	95,128
5.00%, 02/15/50	45	47,388

42	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2018	BlackRock Strategic Municipal Trust (BSD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Illinois (continued)
Illinois Finance Authority, Refunding RB:
Ascension Health, Series A, 5.00%, 11/15/37	$305	$329,467
Central Dupage Health, Series B, 5.50%, 11/01/19(a)	2,500	2,629,950
Presence Health Network, Series C, 5.00%, 02/15/41	1,600	1,753,472
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project:
CAB, Series B (AGM), 0.00%, 06/15/44(d)	2,980	867,716
Series B (AGM), 5.00%, 06/15/50	1,280	1,333,222
Series B-2, 5.00%, 06/15/50	795	805,637
Railsplitter Tobacco Settlement Authority, RB(a):
5.50%, 06/01/21	175	192,491
6.00%, 06/01/21	940	1,047,893
State of Illinois, GO:
5.00%, 03/01/37	455	458,435
Series A, 5.00%, 04/01/35	1,000	1,008,190
Series A, 5.00%, 04/01/38	1,135	1,139,858
State of Illinois, RB, Build Illinois, Series B, 5.25%, 06/15/19(a)	200	207,472
State of Illinois Toll Highway Authority, RB, Series A, 5.00%, 01/01/38	730	795,401
University of Illinois, RB, Auxiliary Facilities System, Series A, 5.00%, 04/01/44	310	332,413

		21,145,788
Indiana — 4.8%
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT:
6.75%, 01/01/34	245	285,986
7.00%, 01/01/44	1,090	1,278,897
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	1,020	1,112,269
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 07/01/44	140	149,086
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 07/01/48	465	493,830
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.25%, 01/01/51	125	134,025
Sisters of St. Francis Health Services, 5.25%, 11/01/19(a)	270	283,044
Indiana Finance Authority, Refunding RB, Marquette Project, 4.75%, 03/01/32	350	357,970
Indiana Municipal Power Agency, RB, Series B, 6.00%, 01/01/19(a)	350	359,551
Indianapolis Local Public Improvement Bond Bank, RB, Series A, 5.00%, 01/15/40	400	439,432

		4,894,090
Iowa — 1.5%
Iowa Finance Authority, Refunding RB, Iowa Fertilizer Co. Project:
Series B, 5.25%, 12/01/50(e)	890	934,776
Midwestern Disaster Area, 5.25%, 12/01/25	145	154,279
Midwestern Disaster Area, 5.88%, 12/01/26(b)	130	137,052
Iowa Student Loan Liquidity Corp., Refunding RB, Student Loan, Senior Series A-1, AMT, 5.15%, 12/01/22	270	278,502

		1,504,609
Kentucky — 4.6%
Kentucky Economic Development Finance Authority, RB, Catholic Health Initiatives, Series A, 5.25%, 01/01/45	325	345,235
Kentucky Economic Development Finance Authority, Refunding RB, Norton Healthcare, Inc., Series B (NPFGC), 0.00%, 10/01/24(d)	5,000	4,030,250
Kentucky Public Transportation Infrastructure Authority, RB, Downtown Crossing Project, Convertible CAB, 1st Tier, Series C, 0.00%, 07/01/43(f)	375	346,556

		4,722,041

Security	Par (000)	Value
Louisiana — 2.7%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project, Series A-1, 6.50%, 11/01/35	$1,055	$1,161,397
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A:
5.50%, 05/15/30	320	341,110
5.25%, 05/15/31	270	290,183
5.25%, 05/15/32	345	374,708
5.25%, 05/15/33	375	404,182
5.25%, 05/15/35	160	173,054

		2,744,634
Maryland — 1.6%
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.75%, 06/01/20(a)	135	145,178
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 09/01/25	645	672,909
Maryland Health & Higher Educational Facilities Authority, Refunding RB, Charlestown Community Project, 6.25%, 01/01/21(a)	690	761,518

		1,579,605
Massachusetts — 3.0%
Massachusetts Development Finance Agency, RB:
Emerson College Issue, Series A, 5.00%, 01/01/47	540	582,055
UMass Boston Student Housing Project, 5.00%, 10/01/48	600	646,932
Massachusetts Development Finance Agency, Refunding RB, Covanta Energy Project, Series C, AMT, 5.25%, 11/01/42(b)	445	445,267
Massachusetts HFA, Refunding RB, Series A, AMT, 4.50%, 12/01/47	1,350	1,394,172

		3,068,426
Michigan — 4.3%
City of Detroit Michigan Sewage Disposal System, Refunding RB, Senior Lien, Series A, 5.25%, 07/01/39	1,925	2,058,229
City of Lansing Michigan, RB, Board of Water & Light Utilities System, Series A, 5.50%, 07/01/41	465	508,947
Kalamazoo Hospital Finance Authority, Refunding RB, Bronson Methodist Hospital:
5.50%, 05/15/20(a)	240	256,279
5.50%, 05/15/36	195	205,466
Michigan Finance Authority, Refunding RB, Detroit Water & Sewage Department Project, Senior Lien, Series C-1, 5.00%, 07/01/44	275	297,374
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, Series V, 8.25%, 09/01/18(a)	1,000	1,021,180

		4,347,475
Missouri — 0.8%
Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Refunding RB, Combined Lien, Series A, 5.00%, 10/01/44	80	87,851
Health & Educational Facilities Authority of the State of Missouri, RB, SSM Health, Series A, 4.00%, 06/01/48(c)	335	334,987
State of Missouri Health & Educational Facilities Authority, RB, Senior Living Facilities, Lutheran Senior Services, 5.50%, 02/01/42	330	342,494
State of Missouri Health & Educational Facilities Authority, Refunding RB, St. Louis College of Pharmacy Project, 5.50%, 05/01/43	80	85,798

		851,130

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (continued) April 30, 2018	BlackRock Strategic Municipal Trust (BSD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Nebraska — 1.5%
Central Plains Nebraska Energy Project, RB, Gas Project No. 3:
5.25%, 09/01/37	$260	$285,688
5.00%, 09/01/42	455	495,345
County of Douglas Nebraska Hospital Authority No. 2, Refunding RB, Health Facilities, Immanuel Obligation Group, 5.63%, 01/01/40	720	748,037

		1,529,070
Nevada — 1.1%
County of Clark Nevada, GOL, Stadium Improvement, Series A, 5.00%, 06/01/43(c)	970	1,105,936

New Jersey — 12.6%
Casino Reinvestment Development Authority, Refunding RB:
5.25%, 11/01/39	320	339,050
5.25%, 11/01/44	610	646,448
County of Essex New Jersey Improvement Authority, RB, AMT, 5.25%, 07/01/45(b)	340	343,155
County of Middlesex New Jersey Improvement Authority, RB, Heldrich Center Hotel, Sub-Series B, 6.25%, 01/01/37(g)(h)	645	6,773
New Jersey EDA, RB, AMT:
Continental Airlines, Inc. Project, 5.13%, 09/15/23	1,090	1,176,622
Continental Airlines, Inc. Project, 5.25%, 09/15/29	145	157,319
Goethals Bridge Replacement Project, Private Activity Bond, 5.38%, 01/01/43	500	544,815
New Jersey EDA, Refunding RB, Series BBB, 5.50%, 06/15/31	775	875,285
New Jersey EDA, Refunding, Special Assessment Bonds, Kapkowski Road Landfill Project, 5.75%, 04/01/31	705	780,710
New Jersey State Turnpike Authority, RB:
Series A, 5.00%, 07/01/22(a)	1,020	1,133,444
Series A, 5.00%, 01/01/43	605	655,463
Series E, 5.25%, 01/01/19(a)	1,355	1,385,311
New Jersey Transportation Trust Fund Authority, RB:
Federal Highway Reimbursement Revenue Notes, Series A, 5.00%, 06/15/28	500	551,845
Transportation Program, Series AA, 5.00%, 06/15/45	415	434,708
Transportation System, Series A, 5.50%, 06/15/41	575	599,857
Transportation System, Series B, 5.25%, 06/15/36	790	821,474
Rutgers — The State University of New Jersey, Refunding RB, Series L, 5.00%, 05/01/43	165	181,738
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.00%, 06/01/36	330	363,769
Series A, 5.00%, 06/01/46	1,065	1,149,849
Series A, 5.25%, 06/01/46	410	455,358
Sub-Series B, 5.00%, 06/01/46	265	278,043

		12,881,036
New York — 7.8%
City of New York New York Transitional Finance Authority Future Tax Secured, RB, Fiscal 2012, Sub-Series E-1, 5.00%, 02/01/42	770	831,538
Counties of Buffalo & Erie New York Industrial Land Development Corp., Refunding RB, The Charter School for Applied Technologies Project, Series A, 5.00%, 06/01/35	500	526,835
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A, 6.25%, 06/01/41(b)	600	624,840
County of Westchester New York Healthcare Corp., RB, Senior Lien, Series A, 5.00%, 11/01/44	281	298,103
Metropolitan Transportation Authority, RB, Series B, 5.25%, 11/15/38	750	846,060

Security	Par (000)	Value
New York (continued)
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 07/15/49	$385	$407,249
3 World Trade Center Project, Class 1, 5.00%, 11/15/44(b)	1,365	1,433,987
3 World Trade Center Project, Class 2, 5.15%, 11/15/34(b)	105	114,245
3 World Trade Center Project, Class 2, 5.38%, 11/15/40(b)	265	288,633
New York Transportation Development Corp., ARB, LaGuardia Airport Terminal B Redevelopment Project, Series A, AMT, 5.25%, 01/01/50	1,000	1,081,240
New York Transportation Development Corp., Refunding RB, American Airlines, Inc., AMT, 5.00%, 08/01/20	250	263,115
Niagara Area Development Corp., Refunding RB, Solid Waste Disposal Facility, Covanta Energy Project, Series A, AMT, 5.25%, 11/01/42(b)	330	330,198
Port Authority of New York & New Jersey, ARB, Special Project, JFK International Air Terminal LLC Project, Series 8:
6.00%, 12/01/36	410	448,979
6.00%, 12/01/42	395	431,925

		7,926,947
North Carolina — 0.7%
North Carolina Medical Care Commission, RB, Health Care Facilities, Duke University Health System, Series A, 5.00%, 06/01/19(a)	440	454,947
North Carolina Medical Care Commission, Refunding RB, 1st Mortgage, Retirement Facilities Whitestone Project, Series A, 7.75%, 03/01/21(a)	185	212,633

		667,580
Ohio — 1.3%
Buckeye Tobacco Settlement Financing Authority, RB, Asset-Backed, Senior Turbo Term, Series A-2, 5.88%, 06/01/47	140	139,999
County of Franklin Ohio, RB, Health Care Facilities Improvement, OPRS Communities Obligation Group, Series A, 6.13%, 07/01/40	210	228,881
County of Montgomery Ohio, Refunding RB, Catholic Health:
5.00%, 05/01/19(a)	310	319,449
Series A, 5.00%, 05/01/39	575	585,873

		1,274,202
Oklahoma — 1.8%
Oklahoma Development Finance Authority, RB:
OU Medicine Project, Series B, 5.25%, 08/15/48	390	426,964
Provident Oklahoma Education Resources, Inc., Cross Village Student Housing Project, Series A, 5.25%, 08/01/57	765	815,704
Tulsa County Industrial Authority, Refunding RB, Montereau, Inc. Project, 5.25%, 11/15/45	585	641,248

		1,883,916
Oregon — 0.9%
County of Clackamas Oregon School District No. 12 North Clackamas, GO, CAB, Series A, 0.00%, 06/15/38(d)	395	170,565
State of Oregon Facilities Authority, RB, Student Housing, CHF-Ashland, Southern Oregon University Project (AGM), 5.00%, 07/01/44	715	770,262

		940,827
Pennsylvania — 3.1%
City of Philadelphia Pennsylvania Hospitals & Higher Education Facilities Authority, RB, Temple University Health System, Series A, 5.63%, 07/01/42	200	216,164

44	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2018	BlackRock Strategic Municipal Trust (BSD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Pennsylvania (continued)
Commonwealth Financing Authority, RB, Tobacco Master Settlement Payment, 5.00%, 06/01/32	$300	$336,855
County of Montgomery Higher Education & Health Authority, Refunding RB, Thomas Jefferson University, Series A, 4.00%, 09/01/49(c)	410	403,497
Pennsylvania Economic Development Financing Authority, RB:
AMT, 5.00%, 06/30/42	650	695,780
Aqua Pennsylvania, Inc. Project, Series B, 5.00%, 11/15/40	600	623,940
Pennsylvania Economic Development Financing Authority, Refunding RB, National Gypsum Co., AMT, 5.50%, 11/01/44	480	504,576
Pennsylvania Turnpike Commission, RB, Series A, 5.00%, 12/01/44	345	375,384

		3,156,196
Puerto Rico — 1.1%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds:
5.50%, 05/15/39	255	248,788
5.63%, 05/15/43	920	879,805

		1,128,593
Rhode Island — 2.8%
Rhode Island Student Loan Authority, Refunding RB, Senior-Series A, AMT, 3.50%, 12/01/34(c)	410	409,139
Tobacco Settlement Financing Corp., Refunding RB, Series B:
4.50%, 06/01/45	830	838,499
5.00%, 06/01/50	1,580	1,618,726

		2,866,364
South Carolina — 2.8%
State of South Carolina Ports Authority, ARB:
5.25%, 07/01/40	1,040	1,102,098
AMT, 5.25%, 07/01/55	405	447,387
State of South Carolina Public Service Authority, RB, Santee Cooper, Series A, 5.50%, 12/01/54	1,220	1,331,618

		2,881,103
Tennessee — 0.4%
City of Chattanooga Health Educational & Housing Facility Board, RB, Catholic Health Initiatives, Series A, 5.25%, 01/01/45	430	456,772

Texas — 12.9%
Central Texas Regional Mobility Authority, Refunding RB:
Senior Lien, 6.25%, 01/01/21(a)	680	750,482
Sub-Lien, 5.00%, 01/01/33	115	124,053
City of Dallas Texas Waterworks & Sewer System Revenue, Refunding RB, 5.00%, 10/01/20(a)	220	234,936
City of Houston Texas Airport System, Refunding ARB:
Senior Lien, Series A, 5.50%, 07/01/39	485	487,832
United Airlines, Inc. Terminal E Project, AMT, 5.00%, 07/01/29	135	146,040
City of Houston Texas Combined Utility System Revenue, Refunding RB, Combined 1st Lien, Series A (AGC):
6.00%, 05/15/19(a)	2,585	2,693,208
6.00%, 11/15/35	145	151,222
Clifton Higher Education Finance Corp., RB, Idea Public Schools, 6.00%, 08/15/43	230	260,898
County of Harris Texas Cultural Education Facilities Finance Corp., RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B, 7.00%, 01/01/23(a)	145	174,187
County of Harris Texas-Houston Sports Authority, Refunding RB, CAB, Senior Lien, Series A (NPFGC) (AGM), 0.00%, 11/15/38(d)	4,750	1,792,460

Security	Par (000)	Value
Texas (continued)
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Projects, Series A, 0.00%, 09/15/37(d)	$4,485	$1,968,332
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Scott & White Healthcare(a):
6.00%, 08/15/20	95	103,358
6.00%, 08/15/20	1,175	1,279,751
La Vernia Higher Education Finance Corp., RB, Kipp, Inc., Series A, 6.38%, 08/15/19(a)	500	527,750
North Texas Tollway Authority, RB, CAB, Special Project System, Series B, 0.00%, 09/01/31(a)(d)	640	271,181
San Antonio Water System, Refunding RB, Junior Lien, Series A, 5.00%, 05/15/48(c)	765	869,729
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
Blueridge Transportation Group, AMT, 5.00%, 12/31/55	450	483,116
LBJ Infrastructure Group LLC, 7.00%, 06/30/40	500	548,690
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	275	295,647

		13,162,872
Virginia — 2.2%
Ballston Quarter Community Development Authority, Tax Allocation Bonds, Series A:
5.00%, 03/01/26	165	169,924
5.13%, 03/01/31	320	332,058
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OpCo LLC Project, AMT:
5.25%, 01/01/32	250	271,650
6.00%, 01/01/37	1,320	1,468,935

		2,242,567
Washington — 1.0%
Port of Seattle Washington, RB, Intermediate Lien, Series C, AMT, 5.00%, 04/01/40	235	253,408
Washington Health Care Facilities Authority, RB, Catholic Health Initiatives, Series A, 5.75%, 01/01/45	715	779,457

		1,032,865
Wyoming — 1.0%
County of Sweetwater Wyoming, Refunding RB, Idaho Power Co. Project, Remarketing, 5.25%, 07/15/26	975	1,014,751

Total Municipal Bonds — 123.3% (Cost — $118,102,496)		125,798,937

Municipal Bonds Transferred to Tender Option Bond Trusts — 45.5%(i)

California — 9.0%
California Educational Facilities Authority, RB, University of Southern California, Series B, 5.25%, 10/01/18(a)(j)	855	867,060
City & County of San Francisco California Public Utilities Commission, RB, Water Revenue, Series B, 5.00%, 11/01/19(a)	2,970	3,109,986
City of Los Angeles California Department of Airports, ARB, Los Angeles International Airport, Series B, AMT, 5.00%, 05/15/46	2,000	2,216,840
Sacramento Area Flood Control Agency, Refunding, Consolidated Capital Assessment District No. 2, Series A, 5.00%, 10/01/43	2,160	2,461,550
San Diego California Community College District, GO, Election of 2002, 5.25%, 08/01/19(a)	553	576,907

		9,232,343

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (continued) April 30, 2018	BlackRock Strategic Municipal Trust (BSD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Colorado — 1.9%
Colorado Health Facilities Authority, RB, Catholic Health, Series C-7 (AGM), 5.00%, 05/01/18(a)	$780	$780,000
County of Adams Colorado, COP, Refunding, 4.00%, 12/01/45	1,180	1,205,411

		1,985,411
Georgia — 1.0%
County of Dalton Whitfield Joint Development Authority, RB, Hamilton Health Care System Obligation, 4.00%, 08/15/48	1,025	1,024,949

Idaho — 1.3%
Idaho State Building Authority, RB, State Office Campus Project, Series A, 4.00%, 09/01/48	1,330	1,371,795

Illinois — 2.1%
State of Illinois Toll Highway Authority, RB, Series C, 5.00%, 01/01/38	1,997	2,188,999

Massachusetts — 0.8%
Massachusetts School Building Authority, RB, Senior, Series B, 5.00%, 10/15/41	720	775,297

New Hampshire — 0.7%
New Hampshire Health & Education Facilities Authority, RB, Dartmouth College, 5.25%, 06/01/19(a)(j)	645	667,991

New York — 10.0%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Series FF-2, 5.50%, 06/15/40	510	530,460
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 02/15/47(j)	500	545,726
Metropolitan Transportation Authority, Refunding RB, Series C-1, 5.25%, 11/15/56	2,000	2,253,015
New York Liberty Development Corp., ARB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	3,375	3,676,900
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51(j)	2,030	2,246,306
Port Authority of New York & New Jersey, Refunding ARB, 194th Series, 5.25%, 10/15/55	810	906,555

		10,158,962
North Carolina — 0.9%
North Carolina Capital Facilities Finance Agency, Refunding RB, Duke University Project, Series B, 5.00%, 10/01/55	800	891,344

Pennsylvania — 4.1%
County of Westmoreland Pennsylvania Municipal Authority, Refunding RB, (BAM), 5.00%, 08/15/38	1,034	1,150,036
Pennsylvania Turnpike Commission, RB, Sub-Series A, 5.50%, 12/01/42	1,379	1,570,571
Pennsylvania Turnpike Commission, Refunding RB, Sub Series B-2 (AGM), 5.00%, 06/01/35	1,280	1,432,448

		4,153,055
Rhode Island — 1.5%
Rhode Island Health & Educational Building Corp., RB, Series A, 4.00%, 09/15/47	1,532	1,549,402

Texas — 5.2%
City of San Antonio Texas Electric and Gas Systems, RB, Junior Lien, 5.00%, 02/01/43	780	841,610
County of Harris Texas, RB, Toll Road, Senior Lien, Series A:
5.00%, 08/15/19(a)(j)	1,214	1,255,759
5.00%, 08/15/38(j)	928	960,547

Security	Par (000)	Value
Texas (continued)
County of Harris Texas Metropolitan Transit Authority, Refunding RB, Series A, 5.00%, 11/01/41	$1,080	$1,165,752
University of Texas, Refunding RB, Financing System, Series B, 5.00%, 08/15/43	975	1,071,502

		5,295,170
Utah — 1.2%
City of Riverton Utah, RB, IHC Health Services, Inc., 5.00%, 08/15/41	1,155	1,197,526

Virginia — 3.4%
Hampton Roads Transportation Accountability Commission, RB, Transportation Fund, Senior Lien, Series A, 5.50%, 07/01/57(j)	1,413	1,670,279
University of Virginia, Refunding RB, General, 5.00%, 06/01/18(a)	1,785	1,789,262

		3,459,541
Washington — 2.4%
State of Washington, GO, Various Purposes, Series E, 5.00%, 02/01/19(a)	2,400	2,455,816

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 45.5% (Cost — $45,454,672)		46,407,601
Total Long-Term Investments — 168.8% (Cost — $163,557,168)		172,206,538

	Shares
Short-Term Securities — 2.1%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 1.48%(k)(l)	2,080,792	2,080,792

Total Short-Term Securities — 2.1% (Cost — $2,080,792)		2,080,792

Total Investments — 170.9% (Cost — $165,637,960)		174,287,330
Liabilities in Excess of Other Assets — (1.8)%		(1,903,048)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (27.0)%		(27,489,417)
VMTP Shares, at Liquidation Value — (42.1)%		(42,900,000)

Net Assets Applicable to Common Shares — 100.0%		$101,994,865

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(c)	When-issued security.
(d)	Zero-coupon bond.
(e)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
(f)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(g)	Issuer filed for bankruptcy and/or is in default.
(h)	Non-income producing security.
(i)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.
(j)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire between May 7, 2018 to February, 15, 2031, is $5,025,173. See Note 4 of the Notes to Financial Statements for details.
(k)	Annualized 7-day yield as of period end.

46	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2018	BlackRock Strategic Municipal Trust (BSD)

(l)	During the year ended April 30, 2018, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated	Shares Held at 04/30/17	Net Activity	Shares Held at 04/30/18	Value at 04/30/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	512,707	1,568,085	2,080,792	$2,080,792	$4,790	$(51)	$—

(a)	Includes net capital gain distributions, if applicable.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts:
10-Year U.S. Treasury Note	16	06/20/18	$1,914	$11,047
Long U.S. Treasury Bond	22	06/20/18	3,165	(64)
5-Year U.S. Treasury Note	6	06/29/18	681	3,460

				$14,443

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$14,507	$—	$14,507

Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$—	$—	$64	$—	$64

(a)	Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended April 30, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$335,143	$—	$335,143

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$136,026	$—	$136,026

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$8,364,150

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (continued) April 30, 2018	BlackRock Strategic Municipal Trust (BSD)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$172,206,538	$—	$172,206,538
Short-Term Securities	2,080,792	—	—	2,080,792

	$2,080,792	$172,206,538	$—	$174,287,330

Derivative Financial Instruments(b)
Assets:
Interest rate contracts	$14,507	$—	$—	$14,507
Liabilities:
Interest rate contracts	(64)	—	—	(64)

	$14,443	$—	$—	$14,443

(a)	See above Schedule of Investments for values in each state or political subdivision.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(27,378,308)	$—	$(27,378,308)
VMTP Shares at Liquidation Value	—	(42,900,000)	—	(42,900,000)

	$—	$(70,278,308)	$—	$(70,278,308)

During the year ended April 30, 2018, there were no transfers between levels.

See notes to financial statements.

48	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

April 30, 2018

	BKN	BTA	BKK	BFK	BSD

ASSETS
Investments at value — unaffiliated(a)	$430,125,463	$276,690,952	$304,502,706	$1,037,146,920	$172,206,538
Investments at value — affiliated(b)	—	2,374,394	—	4,633,327	2,080,792
Cash	—	—	—	22,885	3,643
Cash pledged for futures contracts	275,050	102,600	—	390,800	66,600
Receivables:
Interest — unaffiliated	5,247,390	3,793,085	4,321,566	15,819,063	2,438,852
TOB Trust	2,480,000	—	—	6,430,000	—
Investments sold	215,064	927,031	350,000	8,999,216	617,116
Capital gain distributions	1,598	591	446	1,739	446
Dividends — affiliated	1,039	1,505	63	3,761	1,129
Prepaid expenses	22,404	19,625	12,344	33,511	19,857

Total assets	438,368,008	283,909,783	309,187,125	1,073,481,222	177,434,973

ACCRUED LIABILITIES
Bank overdraft	2,300,458	—	691,420	—	—
Payables:
Investments purchased	5,338,781	6,375,159	—	17,728,828	4,408,296
Income dividends	979,594	731,512	32,636	2,622,633	416,557
Investment advisory fees	122,750	135,955	128,274	496,369	85,498
TOB Trust	—	—	—	26,017,269	—
Variation margin on futures contracts	68,531	24,563	—	92,844	15,438
Trustees’ and Officer’s fees	65,689	21,309	48,364	244,420	15,540
Administration fees	52,632	—	—	—	—
Interest expense and fees	158,721	118,485	—	501,093	111,109
Other accrued expenses	140,297	109,666	131,864	217,360	109,362

Total accrued liabilities	9,227,453	7,516,649	1,032,558	47,920,816	5,161,800

OTHER LIABILITIES
TOB Trust Certificates	41,042,892	36,024,677	—	128,156,032	27,378,308
VRDP Shares, at liquidation value of $100,000 per share, net of deferred offering costs(c)(d)(e)	—	75,581,563	—	—	—
VMTP Shares, at liquidation value of $100,000 per share(c)(d)(e)	125,900,000	—	—	270,800,000	42,900,000

Total other liabilities	166,942,892	111,606,240	—	398,956,032	70,278,308

Total liabilities	176,170,345	119,122,889	1,032,558	446,876,848	75,440,108

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$262,197,663	$164,786,894	$308,154,567	$626,604,374	$101,994,865

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF
Paid-in capital(e)(f)(g)	$238,727,657	$157,211,617	$296,398,576	$590,887,916	$97,219,801
Undistributed net investment income	1,257,009	1,195,617	7,619,711	4,130,122	359,527
Accumulated net realized loss	(1,219,695)	(5,614,520)	(1,123,158)	(14,918,703)	(4,248,276)
Net unrealized appreciation (depreciation)	23,432,692	11,994,180	5,259,438	46,505,039	8,663,813

NET ASSETS	$262,197,663	$164,786,894	$308,154,567	$626,604,374	$101,994,865

Net asset value, offering and redemption price per share	$15.26	$12.28	$15.23	$13.98	$13.96

(a) Investments at cost — unaffiliated	$406,691,168	$264,716,639	$299,243,268	$990,684,352	$163,557,168
(b) Investments at cost — affiliated	$—	$2,374,394	$—	$4,633,327	$2,080,792
(c) Preferred Shares outstanding	1,259	760	—	2,708	429
(d) Preferred Shares authorized	5,862	Unlimited	Unlimited	Unlimited	Unlimited
(e) Par value per Preferred Share and Common Share	$0.01	$0.001	$0.001	$0.001	$0.001
(f) Common Shares outstanding	17,185,859	13,422,247	20,236,628	44,831,340	7,308,025
(g) Common Shares authorized	199,994,138	Unlimited	Unlimited	Unlimited	Unlimited

See notes to financial statements.

FINANCIAL STATEMENTS	49

Statements of Operations

Year Ended April 30, 2018

	BKN	BTA	BKK	BFK	BSD

INVESTMENT INCOME
Interest — unaffiliated	$18,218,380	$12,634,948	$10,738,265	$47,114,539	$7,871,901
Dividends — affiliated	35,357	9,503	42,016	70,670	4,790

Total investment income	18,253,737	12,644,451	10,780,281	47,185,209	7,876,691

EXPENSES
Investment advisory	1,502,421	1,676,839	1,607,748	6,376,149	1,043,880
Administration	643,895	—	—	—	—
Professional	65,235	63,446	61,079	112,969	57,873
Accounting services	59,987	20,004	50,674	74,987	31,640
Transfer agent	31,104	21,266	51,193	42,998	24,456
Trustees and Officer	29,147	17,609	32,879	73,621	10,975
Custodian	20,888	15,466	16,088	40,851	9,724
Printing	10,934	10,054	11,388	14,496	9,376
Registration	9,452	9,416	9,416	17,520	9,422
Remarketing fees on Preferred Shares	—	7,599	6,095	—	—
Liquidity fees	—	7,742	—	—	—
Rating agency	40,995	26,986	13,936	41,242	40,007
Miscellaneous	32,956	27,984	33,057	47,199	25,598

Total expenses excluding interest expense, fees and amortization of offering costs	2,447,014	1,904,411	1,893,553	6,842,032	1,262,951
Interest expense, fees and amortization of offering costs(a)	3,270,533	2,000,271	66,164	8,008,669	1,321,850

Total expenses	5,717,547	3,904,682	1,959,717	14,850,701	2,584,801
Less fees waived and/or reimbursed by the Manager	(4,258)	(894)	(3,836)	(221,355)	(452)

Total expenses after fees waived and/or reimbursed	5,713,289	3,903,788	1,955,881	14,629,346	2,584,349

Net investment income	12,540,448	8,740,663	8,824,400	32,555,863	5,292,342

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(541,053)	1,664,109	(1,119,485)	(698,651)	376,971
Investments — affiliated	381	(34)	481	195	(497)
Futures contracts	1,191,335	368,715	—	1,700,189	335,143
Capital gain distributions from investment companies — affiliated	1,598	591	446	1,739	446

	652,261	2,033,381	(1,118,558)	1,003,472	712,063

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(671,742)	(2,211,155)	(5,373,942)	(11,546,723)	(2,399,453)
Investments — affiliated	—	—	—	(518)	—
Futures contracts	396,572	267,635	—	738,771	136,026

	(275,170)	(1,943,520)	(5,373,942)	(10,808,470)	(2,263,427)

Net realized and unrealized gain (loss)	377,091	89,861	(6,492,500)	(9,804,998)	(1,551,364)

DIVIDENDS AND DISTRIBUTIONS TO AMPS SHAREHOLDERS FROM
Net investment income	—	—	(70,385)	—	—
Net realized gain	—	—	(348)	—	—

Total distributions to AMPS Shareholders	—	—	(70,733)	—	—

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$12,917,539	$8,830,524	$2,261,167	$22,750,865	$3,740,978

(a)	Related to TOB Trusts, VRDP Shares and/or VMTP Shares.

See notes to financial statements.

50	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BKN		BTA
	Year Ended April 30,		Year Ended April 30,
	2018	2017	2018	2017

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$12,540,448	$13,575,089	$8,740,663	$9,024,374
Net realized gain (loss)	652,261	6,651,060	2,033,381	(458,237)
Net change in unrealized appreciation (depreciation)	(275,170)	(25,898,336)	(1,943,520)	(8,045,449)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	12,917,539	(5,672,187)	8,830,524	520,688

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
From net investment income	(12,625,711)	(14,536,949)	(8,789,035)	(8,825,127)
From net realized gain	(2,644,921)	(4,468,632)	—	—

Decrease in net assets resulting from distributions to Common Shareholders	(15,270,632)	(19,005,581)	(8,789,035)	(8,823,127)

CAPITAL SHARE TRANSACTIONS
Reinvestment of common distributions	—	225,984	—	—

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase (decrease) in net assets applicable to Common Shareholders	(2,353,093)	(24,451,784)	41,489	(8,304,439)
Beginning of year	264,550,756	289,002,540	164,745,405	173,049,844

End of year	$262,197,663	$264,550,756	$164,786,894	$164,745,405

Undistributed net investment income, end of year	$1,257,009	$844,465	$1,195,617	$1,287,105

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	51

Statements of Changes in Net Assets  (continued)

	BKK		BFK
	Year Ended April 30,		Year Ended April 30,
	2018	2017	2018	2017

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$8,824,400	$11,035,514	$32,555,863	$36,097,100
Net realized gain (loss)	(1,118,558)	120,430	1,003,472	(1,289,865)
Net change in unrealized appreciation (depreciation)	(5,373,942)	(13,305,853)	(10,808,470)	(40,236,848)
Distributions to AMPS Shareholders:
Net investment income	(70,385)	(255,962)	—	—
Net realized gain	(348)	(1,310)	—	—

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	2,261,167	(2,407,181)	22,750,865	(5,429,613)

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
From net investment income	(9,806,670)	(10,879,211)	(34,410,142)	(37,855,232)
From net realized gain	(59,354)	(195,668)	—	—

Decrease in net assets resulting from distributions to Common Shareholders	(9,866,024)	(11,074,879)	(34,410,142)	(37,855,232)

CAPITAL SHARE TRANSACTIONS
Reinvestment of common distributions	—	—	216,622	829,791

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total decrease in net assets applicable to Common Shareholders	(7,604,857)	(13,482,060)	(11,442,655)	(42,455,054)
Beginning of year	315,759,424	329,241,484	638,047,029	680,502,083

End of year	$308,154,567	$315,759,424	$626,604,374	$638,047,029

Undistributed net investment income, end of year	$7,619,711	$9,530,239	$4,130,122	$6,133,659

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

52	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	BSD
	Year Ended April 30,
	2018	2017

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$5,292,342	$5,672,293
Net realized gain (loss)	712,063	(100,446)
Net change in unrealized appreciation (depreciation)	(2,263,427)	(5,888,556)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	3,740,978	(316,709)

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
From net investment income	(5,596,859)	(5,742,708)

CAPITAL SHARE TRANSACTIONS
Reinvestment of common distributions	23,478	22,963

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total decrease in net assets applicable to Common Shareholders	(1,832,403)	(6,036,454)
Beginning of year	103,827,268	109,863,722

End of year	$101,994,865	$103,827,268

Undistributed net investment income, end of year	$359,527	$750,841

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	53

Statements of Cash Flows

Year Ended April 30, 2018

	BKN	BTA	BFK	BSD

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$12,917,539	$8,830,524	$22,750,865	$3,740,978
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments	132,532,104	120,883,005	82,849,291	58,026,678
Purchases of long-term investments	(146,425,938)	(125,564,415)	(88,555,933)	(59,215,113)
Net proceeds from sales (purchases) of short-term securities	6,239,569	(787,987)	747,283	(1,567,982)
Amortization of premium and accretion of discount on investments and other fees	(1,253,900)	518,054	2,266,375	71,483
Net realized gain (loss) on investments	540,672	(1,664,075)	698,456	(376,474)
Net unrealized loss on investments	671,742	2,211,155	11,547,241	2,399,453
(Increase) Decrease in Assets:
Cash pledged for futures contracts	567,000	387,000	1,103,000	176,000
Receivables:
Interest — unaffiliated	(398,859)	75,134	261,201	4,002
Dividends — affiliated	617	(698)	(279)	(809)
Capital gain distributions — affiliated	(1,598)	(591)	(1,739)	(446)
Prepaid expenses	(6,329)	(8,097)	(3,799)	(8,017)
Increase (Decrease) in Liabilities:
Payables:
Investment advisory fees	1,607	482	(25,767)	531
Interest expense and fees	78,718	57,744	121,515	54,344
Administration fees	634	—	—	—
Trustees’ and Officer’s	1,992	745	(3,176)	429
Variation margin on futures contracts	20,047	(4,015)	6,877	1,501
Other accrued expenses	(12,849)	9,386	(13,399)	1,960

Net cash provided by operating activities	5,472,768	4,943,351	33,748,012	3,308,518

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Proceeds from TOB Trust Certificates	10,409,525	5,405,842	9,506,133	3,954,142
Repayments of TOB Trust Certificates	(2,629,648)	(1,393,387)	(8,324,560)	(1,560,306)
Proceeds from Loan for TOB Trust Certificates	459,647	463,086	—	—
Repayments of Loan for TOB Trust Certificates	(459,647)	(544,284)	—	—
Cash dividends paid to Common Shareholders	(15,356,561)	(8,789,035)	(34,483,955)	(5,631,740)
Increase (decrease) in bank overdraft	2,103,916	(100,778)	(422,745)	(66,971)
Amortization of deferred offering costs	—	15,205	—	—

Net cash used for financing activities	(5,472,768)	(4,943,351)	(33,725,127)	(3,304,875)

CASH
Net increase in cash	—	—	22,885	3,643
Cash at beginning of year	—	—	—	—

Cash at end of year	$—	$—	$22,885	$3,643

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for interest expense	$3,191,815	$1,927,322	$7,887,154	$1,267,506

NON-CASH FINANCING ACTIVITIES
Capital shares issued in reinvestment of distributions paid to Common Shareholders	—	—	216,622	23,478

See notes to financial statements.

54	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BKN
	Year Ended April 30,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$15.39	$16.83	$16.09	$15.34	$16.35

Net investment income(a)	0.73	0.79	0.88	0.90	0.94
Net realized and unrealized gain (loss)	0.02	(1.12)	0.77	0.80	(0.99)

Net increase (decrease) from investment operations	0.75	(0.33)	1.65	1.70	(0.05)

Distributions to Common Shareholders(b)
From net investment income	(0.73)	(0.85)	(0.91)	(0.95)	(0.96)
From net realized gain	(0.15)	(0.26)	—	—	—

Total distributions to Common Shareholders	(0.88)	(1.11)	(0.91)	(0.95)	(0.96)

Net asset value, end of year	$15.26	$15.39	$16.83	$16.09	$15.34

Market price, end of year	$13.57	$14.59	$16.94	$15.60	$14.86

Total Return Applicable to Common Shareholders(c)
Based on net asset value	5.34%	(1.84)%	10.92%	11.43%	0.41%

Based on market price	(1.20)%	(7.55)%	15.15%	11.52%	(1.28)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.12%	1.84%	1.46%	1.46%	1.55%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.11%	1.84%	1.46%	1.45%	1.55%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees and amortization of offering costs(d)	0.90%	0.90%	0.89%	0.90%	0.92%

Net investment income to Common Shareholders	4.64%	4.87%	5.48%	5.61%	6.45%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$262,198	$264,551	$289,003	$276,308	$263,298

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$125,900	$125,900	$125,900	$125,900	$125,900

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$308,259	$310,128	$329,549	$319,467	$309,133

Borrowings outstanding, end of year (000)	$41,043	$30,783	$31,286	$28,685	$23,585

Portfolio turnover rate	31%	36%	28%	37%	29%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.
(d)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

FINANCIAL HIGHLIGHTS	55

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BTA
	Year Ended April 30,
	2018		2017		2016	2015	2014
Net asset value, beginning of year	$12.27		$12.89		$12.51	$12.02	$12.85

Net investment income(a)	0.65		0.67		0.68	0.69	0.71
Net realized and unrealized gain (loss)	0.01		(0.63)		0.40	0.52	(0.80)

Net increase (decrease) from investment operations	0.66		0.04		1.08	1.21	(0.09)

Distributions to Common Shareholders from net investment income(b)	(0.65)		(0.66)		(0.70)	(0.72)	(0.74)

Net asset value, end of year	$12.28		$12.27		$12.89	$12.51	$12.02

Market price, end of year	$11.20		$11.66		$12.28	$11.41	$11.29

Total Return Applicable to Common Shareholders(c)
Based on net asset value	5.76%		0.53%		9.51%	10.86%	0.28%

Based on market price	1.50%		0.28%		14.39%	7.65%	(3.17)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses(d)	2.33	%(e)	2.00	%(e)	1.59%	1.47%	1.52%

Total expenses after fees waived and/or reimbursed and paid indirectly(d)	2.33	%(e)	2.00	%(e)	1.59%	1.47%	1.44%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees and amortization of offering costs(d)	1.14	%(e)	1.13	%(e)	1.11%	1.11%	1.03%

Net investment income to Common Shareholders	5.21%		5.32%		5.45%	5.52%	6.19%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$164,787		$164,745		$173,050	$167,933	$161,269

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$76,000		$76,000		$76,000	$—	$—

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$316,825		$316,770		$327,697	$—	$—

Borrowings outstanding, end of year (000)	$36,025		$32,093		$25,970	$84,867	$89,036

Portfolio turnover rate	44%		43%		29%	8%	27%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.
(d)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(e)	The total expense ratio after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees were as follows:

Year Ended April 30,
2018	2017
1.47%	1.52%

56	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BKK
	Year Ended April 30,
	2018		2017		2016		2015		2014
Net asset value, beginning of year	$15.60		$16.27		$16.30		$16.22		$16.85

Net investment income(a)	0.44		0.55		0.57		0.61		0.74
Net realized and unrealized gain (loss)	(0.33)		(0.66)		(0.03)		0.14		(0.55)
Distributions to AMPS Shareholders:
From net investment income	(0.00	)(b)	(0.01)		(0.01)		(0.00	)(b)	(0.01)
From net realized gain	(0.00	)(b)	(0.00	)(b)	—		—		—

Net increase (decrease) from investment operations	0.11		(0.12)		0.53		0.75		0.18

Distributions to Common Shareholders:(c)
From net investment income	(0.48)		(0.54)		(0.56)		(0.67)		(0.81)
From net realized gain	(0.00	)(b)	(0.01)		(0.00	)(b)	—		—

Total distributions to Common Shareholders	(0.48)		(0.55)		(0.56)		(0.67)		(0.81)

Net asset value, end of year	$15.23		$15.60		$16.27		$16.30		$16.22

Market price, end of year	$15.16		$15.73		$16.14		$16.25		$16.61

Total Return Applicable to Common Shareholders(d)
Based on net asset value	0.76%		(0.78)%		3.39%		4.67%		1.17%

Based on market price	(0.54)%		0.85%		2.87%		1.90%		4.91%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses(e)	0.62%		0.67%		0.69%		0.72%		0.84%

Total expenses after fees waived and/or reimbursed and paid indirectly(e)	0.62%		0.67%		0.69%		0.72%		0.84%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees, and amortization of offering costs(e)(f)(g)	0.60%		0.65%		0.68%		0.71%		0.84%

Net investment income(e)	2.81%		3.43%		3.54%		3.75%		4.61%

Distributions to AMPS Shareholders	0.02%		0.08%		0.03%		0.02%		0.05%

Net investment income to Common Shareholders	2.79%		3.35%		3.51%		3.73%		4.56%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$308,155		$315,759		$329,241		$329,810		$328,163

Preferred Shares outstanding at $25,000 liquidation preference, end of year (000)	$—		$11,328		$34,578		$53,700		$67,950

Asset coverage per Preferred Share at $25,000 liquidation preference, end of year	$—		$721,856		$263,065		$178,543		$145,738

Borrowings outstanding, end of year (000)	$—		$3,750		$3,750		$3,750		$3,750

Portfolio turnover rate	9%		8%		4%		11%		8%

(a)	Based on average Common Shares outstanding.
(b)	Amount is greater than $(0.005) per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.
(e)	Does not reflect the effect of distributions to AMPS Shareholders.
(f)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.
(g)	The total expense ratio after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees were as follows:

Year Ended April 30,
2018	2017	2016	2015	2014
0.62%	0.64%	0.66%	0.69%	0.79%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	57

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BFK
	Year Ended April 30,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$14.24	$15.20	$14.91	$14.27	$15.40

Net investment income(a)	0.73	0.81	0.87	0.88	0.93
Net realized and unrealized gain (loss)	(0.22)	(0.92)	0.32	0.67	(1.15)

Net increase (decrease) from investment operations	0.51	(0.11)	1.19	1.55	(0.22)

Distributions to Common Shareholders from net investment income(b)	(0.77)	(0.85)	(0.90)	(0.91)	(0.91)

Net asset value, end of year	$13.98	$14.24	$15.20	$14.91	$14.27

Market price, end of year	$12.78	$14.00	$15.44	$14.32	$13.57

Total Return Applicable to Common Shareholders(c)
Based on net asset value	3.74%	(0.78)%	8.57%	11.43%	(0.72)%

Based on market price	(3.54)%	(3.96)%	14.76%	12.54%	(5.59)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.31%	1.99%	1.61%	1.60%	1.71%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.27%	1.98%	1.61%	1.60%	1.71%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees and amortization of offering costs(d)	1.03%	1.06%	1.03%	1.04%	1.07%

Net investment income to Common Shareholders	5.06%	5.45%	5.85%	5.91%	6.81%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$626,604	$638,047	$680,502	$667,063	$638,577

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$270,800	$270,800	$270,800	$270,800	$270,800

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$331,390	$335,616	$351,293	$346,330	$335,811

Borrowings outstanding, end of year (000)	$128,156	$146,562	$128,554	$122,688	$126,073

Portfolio turnover rate	9%	13%	7%	10%	20%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.
(d)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

58	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BSD
	Year Ended April 30,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$14.21	$15.04	$14.76	$14.11	$15.28

Net investment income(a)	0.72	0.78	0.82	0.83	0.86
Net realized and unrealized gain (loss)	(0.20)	(0.82)	0.31	0.70	(1.14)

Net increase (decrease) from investment operations	0.52	(0.04)	1.13	1.53	(0.28)

Distributions to Common Shareholders from net investment income(b)	(0.77)	(0.79)	(0.85)	(0.88)	(0.89)

Net asset value, end of year	$13.96	$14.21	$15.04	$14.76	$14.11

Market price, end of year	$12.65	$13.67	$15.02	$14.00	$13.26

Total Return Applicable to Common Shareholders(c)
Based on net asset value	3.89%	(0.19)%	8.32%	11.50%	(0.94)%

Based on market price	(2.15)%	(3.85)%	14.05%	12.54%	(4.99)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.46%	2.08%	1.72%	1.72%	1.87%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.46%	2.08%	1.72%	1.72%	1.87%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees and amortization of offering costs(d)	1.20%	1.15%	1.15%	1.16%	1.21%

Net investment income to Common Shareholders	5.05%	5.28%	5.61%	5.67%	6.40%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$101,995	$103,827	$109,864	$107,849	$103,069

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$42,900	$42,900	$42,900	$42,900	$42,900

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$337,750	$342,022	$356,093	$351,395	$340,253

Borrowings outstanding, end of year (000)	$27,378	$24,984	$20,839	$19,309	$20,939

Portfolio turnover rate	34%	45%	11%	10%	22%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.
(d)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

FINANCIAL HIGHLIGHTS	59

Notes to Financial Statements

1.	ORGANIZATION

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Trusts”, or individually as a “Trust”:

Trust Name	Herein Referred To As	Organized	Diversification Classification
BlackRock Investment Quality Municipal Trust, Inc.	BKN	Maryland	Diversified
BlackRock Long-Term Municipal Advantage Trust	BTA	Delaware	Non-diversified
BlackRock Municipal 2020 Term Trust	BKK	Delaware	Diversified
BlackRock Municipal Income Trust	BFK	Delaware	Diversified
BlackRock Strategic Municipal Trust	BSD	Delaware	Diversified

The Board of Trustees of the Trusts are collectively referred to throughout this report as the “Board of Trustees” or the “Board,” and the trustees thereof are collectively referred to throughout this report as “Trustees”. The Trusts determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.

The Trusts, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of closed-end funds referred to as the Closed-End Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income and non-cash dividend income are recorded on the ex-dividend date. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis.

Segregation and Collateralization: In cases where a Trust enters into certain investments (e.g., futures contracts) or certain borrowings (e.g., TOB Trust transactions) that would be treated as “senior securities” for 1940 Act purposes, a Trust may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowings to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Trusts may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Distributions to Preferred Shareholders are accrued and determined as described in Note 10.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Trust’s Board, the independent Trustees (“Independent Trustees”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust, if applicable. Deferred compensation liabilities are included in the Trustees’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan.

Recent Accounting Standards: In November 2016, the Financial Accounting Standards Board issued Accounting Standards Update “Restricted Cash” which will require entities to include the total of cash, cash equivalents, restricted cash, and restricted cash equivalents in the beginning and ending cash balances in the Statements of Cash Flows. The guidance will be applied retrospectively and is effective for fiscal years beginning after December 15, 2017, and interim periods within those years. Management is evaluating the impact, if any, of this guidance on the Trusts’ presentation in the Statements of Cash Flows.

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Trusts.

Indemnifications: In the normal course of business, a Trust enters into contracts that contain a variety of representations that provide general indemnification. A Trust’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Trust, which cannot be predicted with any certainty.

60	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Trusts’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Trusts would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trusts determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of each Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Trust’s assets and liabilities:

•	Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Trust has the ability to access

•	Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•	Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: Certain Trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A trust

NOTES TO FINANCIAL STATEMENTS	61

Notes to Financial Statements  (continued)

may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a trust may be required to pay more at settlement than the security is worth. In addition, a trust is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a trust assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a trust’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Municipal Bonds Transferred to TOB Trusts: Certain Trusts leverage their assets through the use of “TOB Trust” transactions. The Trusts transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third party investors, and residual inverse floating rate interests (“TOB Residuals”), which are issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a Trust provides the Trust with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The Trusts may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which a Trust has contributed bonds. If multiple BlackRock advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates are remarketed by a Remarketing Agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

The TOB Trust may be collapsed without the consent of a Trust, upon the occurrence of a termination event, as defined in the TOB Trust agreement. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. Upon certain termination events, TOB Trust Certificates holders will be paid before the TOB Residuals holders (i.e., the Trusts) whereas in other termination events, TOB Trust Certificates holders and TOB Residuals holders will be paid pro rata.

While a Trust’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they restrict the ability of a Trust to borrow money for purposes of making investments. Each Trust’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a Trust. A Trust typically invests the cash received in additional municipal bonds.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a trust’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a Trust’s payable to the holder of the TOB Trust Certificates as reported in the Statements of Assets and Liabilities as TOB Trust Certificates approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a Trust on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, the Trusts incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of deferred offering costs in the Statements of Operations.

	Interest Expense	Liquidity Fees	Other Expenses	Total
BKN	$362,080	$155,704	$59,861	$577,645
BTA	366,716	156,085	43,291	566,092
BKK	43,251	19,276	3,637	66,164
BFK	1,592,912	656,211	245,216	2,494,339
BSD	286,499	117,428	43,745	447,672

For the year ended April 30, 2018, the following table is a summary of each Trust’s TOB Trusts:

	Underlying Municipal Bonds Transferred to TOB Trusts (a)	Liability for TOB Trust Certificates (b)	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts
BKN	$68,950,245	$41,042,892	1.77% — 1.90%	$33,327,000	1.73%
BTA	60,180,618	36,024,677	1.76% — 2.39%	33,620,336	1.68
BKK	—	—	—	3,636,986	1.82
BFK	211,921,754	128,156,032	1.76% — 1.95%	147,787,458	1.69
BSD	46,407,601	27,378,308	1.76% — 1.95%	26,241,329	1.71

(a)

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit

62	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the Trusts, as TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the Trusts, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts.
(b)	TOB Trusts may be structured on a non-recourse or recourse basis. When a Trust invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility to allow the TOB Trust to repurchase TOB Trust Certificates. The Liquidity Provider will be reimbursed from the liquidation of bonds held in the TOB Trust. If a Trust invests in a TOB Trust on a recourse basis, a Trust enters into a reimbursement agreement with the Liquidity Provider where a Trust is required to reimburse the Liquidity Provider for any shortfall between the amount paid by the Liquidity Provider and proceeds received from liquidation of municipal bonds held in the TOB Trust (the “Liquidation Shortfall”). As a result, if a Trust invests in a recourse TOB Trust, a Trust will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a Trust at April 30, 2018, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a Trust at April 30, 2018.

For the year ended April 30, 2018, the following table is a summary of each Trust’s Loan for TOB Trust Certificates:

	Loans Outstanding at Period End	Range of Interest Rates on Loans at Period End	Average Loans Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on Loans
BKN	$—	—%	$5,037	0.78%
BTA	—	—	23,277	0.79

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Trusts and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: Each Trust entered into an Investment Advisory Agreement with the Manager, the Trusts’ investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of each Trust’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Trust.

For such services, each Trust, except for BTA, pays the Manager a monthly fee at an annual rate equal to a percentage of the average weekly value of each Trust’s managed assets. For such services, BTA pays the Manager a monthly fee at an annual rate equal to a percentage of the average weekly value of the Trust’s net assets.

	BKN	BTA	BKK	BFK	BSD
Investment advisory fees	0.35%	1.00%	0.50%	0.60%	0.60%

For purposes of calculating these fees, “managed assets” mean the total assets of the Trust minus the sum of its accrued liabilities (other than the aggregate indebtedness constituting financial leverage).

For purposes of calculating this fee, “net assets” mean the total assets of BTA minus the sum of its accrued liabilities (which includes liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). It is understood that the liquidation preference of any outstanding preferred shares (other than accumulated dividends) and TOB Trusts is not considered a liability in determining a Trust’s net asset value.

Administration Fees: BKN has an Administration Agreement with the Manager. The administration fee paid monthly to the Manager is computed at an annual rate of 0.15% of the Trust’s average weekly managed assets.

NOTES TO FINANCIAL STATEMENTS	63

Notes to Financial Statements  (continued)

Waivers: Effective July 1, 2017, the Manager voluntarily agreed to waive a portion of its investment advisory fees as a percentage of its average daily net assets for BFK at an annual rate of 0.024%. BFK waived $212,451 which is included in fees waived and/or reimbursed by the Manager in the Statements of Operations.

With respect to each Trust, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended April 30, 2018, the amounts waived were as follows:

	BKN	BTA	BKK	BFK	BSD
Amounts waived	$4,258	$894	$3,836	$8,904	$452

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Trust’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2018. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Trusts’ Independent Trustees.

Trustees and Officers: Certain Trustees and/or officers of the Trusts are trustees and/or officers of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

7.	PURCHASES AND SALES

For the year ended April 30, 2018, purchases and sales of investments, excluding short-term securities, were as follows:

	BKN	BTA	BKK	BFK	BSD
Purchases	$151,763,145	$127,938,380	$27,368,378	$106,281,251	$60,884,381
Sales	132,647,168	121,072,690	42,108,596	91,848,507	58,381,698

8.	INCOME TAX INFORMATION

It is each Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Trust’s U.S. federal tax returns generally remains open for each of the four years ended April 30, 2018. The statutes of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Trusts as of April 30, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Trusts’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to amortization methods on fixed income securities, non-deductible expenses, the expiration of capital loss carryforwards, the retention of tax-exempt income and distributions received from a regulated investment company were reclassified to the following accounts:

	BKN	BTA	BKK	BFK	BSD
Paid-in capital	$(2,786)	$(4,836,930)	784,000	$(2,455,638)	$(2,381,683)
Undistributed net investment income	497,807	(43,116)	(857,873)	(149,258)	(86,797)
Accumulated net realized loss	(495,021)	4,880,046	73,873	2,604,896	2,468,480

The tax character of distributions paid was as follows:

		BKN	BTA	BKK	BFK	BSD
Tax-exempt income(a)	4/30/2018	$14,936,934	$10,195,640	$9,876,404	$39,892,104	$6,454,905
	4/30/2017	$16,733,037	$9,915,552	$11,135,095	$42,194,553	$6,427,674
Ordinary income(b)	4/30/2018	12,451	12,371	23	32,369	16,133
	4/30/2017	666,297	36	78	5,679	3,367
Long-term capital gains(c)	4/30/2018	3,014,135	—	60,330	—	—
	4/30/2017	3,802,388	—	196,978	—	—

Total	4/30/2018	$17,963,520	$10,208,011	$9,936,757	$39,924,473	$6,471,038

	4/30/2017	$21,201,722	$9,915,588	$11,332,151	$42,200,232	$6,431,041

(a)	The Trusts designate these amounts paid during the fiscal year ended April 30, 2018 as exempt-interest dividends.
(b)	Ordinary income consists primarily of taxable income recognized from market discount. Additionally, all ordinary income distributions are comprised of interest related dividends and are eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.
(c)	The Trusts designate these amounts paid during the fiscal year ended April 30, 2018 as 20% rate long-term capital gain dividends.

64	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

As of period end, the tax components of accumulated net earnings (losses) were as follows:

	BKN	BTA	BKK	BFK	BSD
Undistributed tax-exempt income	$841,543	$634,088	7,446,661	$2,222,821	$146,490
Undistributed ordinary income	2,143	13,189	350	2,066	3,015
Capital loss carryforwards	(340,042)	(4,990,734)	(1,123,140)	(12,111,183)	(3,903,244)
Net unrealized gains(a)	22,966,362	11,918,734	5,432,120	45,602,754	8,528,803

	$23,470,006	$7,575,277	$11,755,991	$35,716,458	$4,775,064

(a)	The differences between book-basis and tax-basis net unrealized gains were attributable primarily to the tax deferral of losses on wash sales, amortization methods of premiums and discounts on fixed income securities, the accrual of income on securities in default, the realization for tax purposes of unrealized gains/losses on certain futures contracts, the timing and recognition of partnership income, treatment of residual interests in tender option bond trusts and the deferral of compensation to Trustees.

As of April 30, 2018, the Trusts had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires April 30,	BKN	BTA	BKK	BFK	BSD
No expiration date(a)	$340,042	$4,039,497	$1,123,140	$12,111,183	$925,118
2019	—	951,237	—	—	2,978,126

	$340,042	$4,990,734	$1,123,140	$12,111,183	$3,903,244

(a)	Must be utilized prior to losses subject to expiration.

During the year ended April 30, 2018, the Trusts listed below utilized the following amounts of their respective capital loss carryforward:

BTA	$2,275,512
BFK	950,277
BSD	848,212

As of April 30, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	BKN	BTA	BKK	BFK	BSD
Tax cost	$366,052,894	$231,099,020	$299,024,794	$867,782,622	$138,365,598

Gross unrealized appreciation	$26,120,004	$12,979,292	$6,725,246	$55,692,590	$9,532,364
Gross unrealized depreciation	(3,090,327)	(1,037,644)	(1,247,334)	(9,850,997)	(988,940)

Net unrealized appreciation	$23,029,677	$11,941,648	$5,477,912	$45,841,593	8,543,424

The Tax Cuts and Jobs Act (the “Act”) was enacted on December 22, 2017. Certain provisions of the Act were effective upon enactment with the remainder becoming effective for tax years beginning after December 31, 2017. Although the Act does not amend any provisions directly related to the qualification or taxation of regulated investment companies (“RICs”), the Act does change the taxation of entities in which some RICs invest, the tax treatment of income derived from those entities and the taxation of RIC shareholders. While management does not anticipate significant impact to the Trusts or to their shareholders, there is uncertainty in the application of certain provisions in the Act. Specifically, provisions in the Act may increase the amount of or accelerate the recognition of taxable income and may limit the deductibility of certain expenses by RICs. Until full clarity around these provisions is obtained, the impact on the Trusts’ financial statements, if any, cannot be fully determined.

9.	PRINCIPAL RISKS

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease a Trust’s ability to buy or sell bonds. As a result, a Trust may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If a Trust needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, certain Trusts invest in securities or other instruments and may enter into certain transactions, and such activities subject each Trust to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations.

Each Trust may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Trust to reinvest in lower yielding securities. Each Trust may also be exposed to reinvestment risk, which is the risk that income from each Trust’s portfolio will decline if each Trust invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Trust portfolio’s current earnings rate.

The Trusts may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Trusts reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Trust.

NOTES TO FINANCIAL STATEMENTS	65

Notes to Financial Statements  (continued)

There is no assurance that BKK will achieve its investment objective and BKK may return less than $15.00 per share. As BKK approaches its scheduled termination date, it is expected that the maturity of BKK’s portfolio securities will shorten, which is likely to reduce BKK’s income and distributions to shareholders.

A Trust structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

Should short-term interest rates rise, the Trusts’ investments in the TOB Trusts may adversely affect the Trusts’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Trusts’ NAVs per share.

The SEC and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Trusts’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to rules governing TOB Trusts may adversely impact the municipal market and the Trusts, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB Trust market and the overall municipal market is not yet certain.

Counterparty Credit Risk: The Trusts may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded options futures, there is less counterparty credit risk to the Trusts since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trusts.

Concentration Risk: BTA invests a substantial amount of its assets in issuers located in a single state or limited number of states. This may subject BTA to the risk that economic, political or social issues impacting a particular state or group of states could have an adverse and disproportionate impact on the income from, or the value or liquidity of BTA’s portfolios. Investment percentages in specific states or U.S. territories are presented in the Schedules of Investments.

Certain Trusts may invest in securities that are rated below investment grade quality (sometimes called “junk bonds”), which are predominantly speculative, have greater credit risk and generally are less liquid and have more volatile prices than higher quality securities.

Certain Trusts invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise.

10.	CAPITAL SHARE TRANSACTIONS

BTA, BKK, BFK, and BSD are authorized to issue an unlimited numbers of shares, all of which were initially classified as Common Shares. BKN is authorized to issue 200 million shares, all of which were initially classified as Common Shares. The par value for each Trust’s Common Shares is $0.001, except for BKN, which is $0.01. The par value for each Trust’s Preferred Shares outstanding is $0.001, except for BKN, which is $0.01. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.

Common Shares

For the years shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

Year Ended April 30,	BKN	BFK	BSD
2018	—	14,913	1,618
2017	13,193	54,813	1,503

For the years ended April 30, 2018 and April 30, 2017, shares issued and outstanding remained constant for BTA and BKK.

As of April 30, 2018, BlackRock Holdco 2, Inc., an affiliate of the Trusts, owned 8,028 shares of BKK.

66	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Preferred Shares

Each Trust’s Preferred Shares rank prior to the Trust’s Common Shares as to the payment of dividends by the Trust and distribution of assets upon dissolution or liquidation of a Trust. The 1940 Act prohibits the declaration of any dividend on a Trust’s Common Shares or the repurchase of a Trust’s Common Shares if a Trust fails to maintain asset coverage of at least 200% of the liquidation preference of the Trust’s outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, a Trust is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with the Trust’s Preferred Shares or repurchasing such shares if a Trust fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the ratings agencies rating the Preferred Shares.

The holders of Preferred Shares have voting rights equal to the voting rights of the holders of Common Shares (one vote per share) and will vote together with holders of Common Shares (one vote per share) as a single class on certain matters. However, the holders of Preferred Shares, voting as a separate class, are also entitled to elect two Trustees to the Board of each Trust. The holders of Preferred Shares are also entitled to elect the full Board of Directors if dividends on the Preferred Shares are not paid for a period of two years. The holders of Preferred Shares are also generally entitled to a separate class vote to amend the Preferred Share governing documents. In addition, the 1940 Act requires the approval of the holders of a majority of any outstanding Preferred Shares, voting as a separate class, to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Trust’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VRDP Shares

BTA has issued Series W-7 VRDP Shares, $100,000 liquidation preference per share, in a privately negotiated offering. The VRDP Shares were offered to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The VRDP Shares include a liquidity feature and are currently in a special rate period, each as described below.

As of period end, the VRDP Shares outstanding for BTA were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
BTA	10/29/15	760	$76,000,000	11/01/45

Redemption Terms: BTA is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, BTA is required to begin to segregate liquid assets with the Trust’s custodian to fund the redemption. In addition, BTA is required to redeem certain of its outstanding VRDP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the VRDP Shares may also be redeemed, in whole or in part, at any time at the option of BTA. The redemption price per VRDP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends.

Liquidity Feature: BTA entered into a fee agreement with the liquidity provider that requires an upfront commitment and a per annum liquidity fee payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations.

The fee agreement between BTA and the liquidity provider is scheduled to expire on October 29, 2018 unless renewed or terminated in advance.

In the event the fee agreement is not renewed or is terminated in advance, and BTA does not enter into a fee agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the fee agreement. In the event of such mandatory purchase, BTA is required to redeem the VRDP Shares six months after the purchase date. Immediately after such mandatory purchase, BTA is required to begin to segregate liquid assets with its custodian to fund the redemption. There is no assurance BTA will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

Remarketing: BTA may incur remarketing fees of 0.10% on the aggregate principal amount of all the Trust’s VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. During any special rate period (as described below), BTA may incur no remarketing fees.

Dividends: Dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed. Upon issuance and as of period end, the VRDP Shares were assigned a long-term rating of AAA from Fitch.

For the year ended April 30, 2018, the annualized dividend rate for the VRDP Shares was 1.87%.

Special Rate Period: On October 29, 2015, BTA commenced an approximate three-year term scheduled to expire on October 24, 2018 (the “special rate period”) with respect to its VRDP Shares, during which the VRDP Shares will not be subject to any remarketing and the dividend rate will be based on a predetermined methodology. The implementation of the special rate period resulted in a mandatory tender of the VRDP Shares prior to the commencement of the special rate period. The mandatory tender event was not the result of a failed remarketing. The short-term ratings on the VRDP Shares of BTA were withdrawn by Moody’s, Fitch and/or S&P at the commencement of the special rate period. Prior to October 24, 2018, the holder of the VRDP Shares and BTA may mutually agree to extend the special rate period. If the special rate period is not extended, the VRDP Shares will revert to remarketable securities upon the termination of the special rate period and will be remarketed and available for purchase by qualified institutional investors.

NOTES TO FINANCIAL STATEMENTS	67

Notes to Financial Statements  (continued)

During the special rate period, the liquidity and fee agreements will remain in effect and the VRDP Shares will remain subject to mandatory redemption by BTA on the maturity date. The VRDP Shares will not be remarketed or subject to optional or mandatory tender events during the special rate period. During the special rate period, BTA will be required to comply with the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares as is required when the VRDP Shares are not in a special rate period. BTA will pay a nominal fee at the annual rate of 0.01% to the liquidity provider and remarketing agent during the special rate period. BTA will also pay dividends monthly based on the sum of the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index rate and a percentage per annum based on the long-term ratings assigned to the VRDP Shares.

If the BTA redeems the VRDP Shares prior to end of the special rate period and the VRDP Shares have long-term ratings above A1/A+ and its equivalent by all ratings agencies then rating the VRDP Shares, then such redemption may be subject to a redemption premium payable to the holder of the VRDP Shares based on the time remaining in the special rate period, subject to certain exceptions for redemptions that are required to comply with minimum asset coverage requirements.

For the year ended April 30, 2018, VRDP Shares issued and outstanding of BTA remained constant.

VMTP Shares

BKN, BFK and BSD (collectively, the “VMTP Trusts”) have issued Series W-7 VMTP Shares, $100,000 liquidation preference per share, in privately negotiated offerings and sale of VMTP Shares exempt from registration under the Securities Act. The VMTP Shares are subject to certain restrictions on transfer, and VMTP Trusts may also be required to register the VMTP Shares for sale under the Securities Act under certain circumstances. In addition, amendments to the VMTP governing documents generally require the consent of the holders of VMTP Shares.

For the year ended April 30, 2018, the VMTP Shares outstanding of each Trust were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Term Redemption Date
BKN	12/16/11	1,259	$125,900,000	01/02/19
BFK	12/16/11	2,708	270,800,000	01/02/19
BSD	12/16/11	429	42,900,000	01/02/19

Redemption Terms: Each VMTP Trust is required to redeem its VMTP Shares on the term redemption date, unless earlier redeemed or repurchased or unless extended. In June 2015, the term redemption dates for BKN, BFK and BSD were extended until January 2, 2019. There is no assurance that the term of a Trust’s VMTP Shares will be extended further or that a Trust’s VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months prior to the term redemption date, each VMTP Trust is required to begin to segregate liquid assets with the Trusts’ custodian to fund the redemption. In addition, each VMTP Trust is required to redeem certain of its outstanding VMTP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, a Trust’s VMTP Shares may be redeemed, in whole or in part, at any time at the option of each VMTP Trust. The redemption price per VMTP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends and applicable redemption premium. If the VMTP Trusts redeem the VMTP Shares prior to the term redemption date and the VMTP Shares have long-term ratings above A1/A+ or its equivalent by the ratings agencies then rating the VMTP Shares, then such redemption may be subject to a prescribed redemption premium (up to 3% of the liquidation preference) payable to the holder of the VMTP Shares based on the time remaining until the term redemption date, subject to certain exceptions for redemptions that are required to comply with minimum asset coverage requirements.

Dividends: Dividends on the VMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index. The fixed spread is determined based on the long-term preferred share rating assigned to the VMTP Shares by the ratings agencies then rating the VMTP Shares. At the date of issuance, the VMTP Shares were assigned long-term ratings of Aaa from Moody’s and AAA from Fitch. Subsequent to the issuance of the VMTP Shares, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of period end, the VMTP Shares were assigned a long-term rating of Aa1 from Moody’s under its new rating methodology. The VMTP Shares continue to be assigned a long-term rating of AAA from Fitch. The dividend rate on the VMTP Shares is subject to a step-up spread if the Trusts fail to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and complying with certain asset coverage and leverage requirements.

For the year ended April 30, 2018, the average annualized dividend rates for the VMTP Shares were as follows:

	BKN	BFK	BSD
Rate	2.14%	2.04%	2.04%

For the year ended April 30, 2018, VMTP Shares issued and outstanding of each VMTP Trust remained constant.

Offering Costs: BKN, BTA, BFK and BSD incurred costs in connection with the issuance of VRDP and VMTP Shares, which were recorded as a direct deduction from the carrying value of the related debt liability and will be amortized over the life of the VRDP and VMTP Shares with the exception of upfront fees paid to the liquidity provider which were amortized over the life of the liquidity agreement. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

Financial Reporting: The VRDP and VMTP Shares are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the VRDP and VMTP Shares, is recorded as a liability in the Statements of Assets and Liabilities net of deferred offering costs. Unpaid dividends are included in interest expense and

68	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP and VMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP and VMTP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP and VMTP Shares are generally classified as tax-exempt income for tax-reporting purposes. Dividends and amortization of deferred offering costs on VRDP and VMTP Shares are included in interest expense, fees and amortization of offering costs in the Statements of Operations:

	Dividends Accrued	Deferred Offering Costs Amortization
BKN	$2,692,888	$ —
BTA	1,418,974	15,205
BFK	5,514,330	—
BSD	874,178	—

AMPS

The AMPS were redeemable at the option of BKK, in whole or in part, on any dividend payment date at their liquidation preference per share plus any accumulated and unpaid dividends whether or not declared. The AMPS were also subject to mandatory redemption at their liquidation preference plus any accumulated and unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of BKK, as set forth in BKK’s Statement of Preferences (the “Governing Instrument”) were not satisfied.

Dividends on seven-day AMPS were cumulative at a rate which was reset every seven days, based on the results of an auction. If the AMPS failed to clear the auction on an auction date, BKK was required to pay the maximum applicable rate on the AMPS to holders of such shares for successive dividend periods until such time as the shares were successfully auctioned. The maximum applicable rate on the AMPS was as footnoted in the table below. The low, high and average dividend rates on the AMPS for BKK for the period were as follows:

	Series	Low	High	Average
BKK	F-7	1.26%	1.59%	1.39%
	M-7	1.25	1.61	1.40
	W-7	1.25	1.61	1.40

From February 13, 2008 to the redemption dates listed below, the AMPS of BKK failed to clear any of their auctions. As a result, the AMPS dividend rates were reset to the maximum applicable rate, which ranged from 1.25% to 1.61% for the year ended April 30, 2018. A failed auction was not an event of default for the Fund, but it had negative impact on the liquidity of AMPS. A failed auction occurs when there are more sellers of a fund’s AMPS than buyers.

BKK paid commissions of 0.15% on the aggregate principal amount of all shares that failed to clear their auctions and 0.25% on the aggregate principal amount of all shares that successfully cleared their auctions. Certain broker dealers have individually agreed to reduce commissions for failed auctions. The commissions paid to these broker dealers are included in remarketing fees on Preferred Shares in the Statements of Operations.

As of period end, BKK did not have any AMPS outstanding.

During the year ended April 30, 2018, BKK announced the following redemptions of AMPS at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date:

	Series	Redemption Date	Shares Redeemed	Aggregate Principal
BKK	F-7	12/04/17	56	$1,400,000
	M-7	11/28/17	56	1,400,000
	W-7	11/30/17	56	1,400,000
	F-7	06/05/17	36	900,000
	M-7	06/06/17	36	900,000
	W-7	06/08/17	36	900,000
	F-7	08/21/17	59	1,475,000
	M-7	08/22/17	59	1,475,000
	W-7	08/17/17	59	1,475,000

During the year ended April 30, 2017, BKK announced the following redemptions of AMPS at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date:

	Series	Redemption Date	Shares Redeemed	Aggregate Principal
BKK	F-7	10/31/16	94	$2,350,000
	M-7	11/01/16	94	2,350,000
	W-7	10/27/16	94	2,350,000
	F-7	01/09/17	80	2,000,000
	M-7	01/10/17	80	2,000,000
	W-7	01/05/17	80	2,000,000

NOTES TO FINANCIAL STATEMENTS	69

Notes to Financial Statements  (continued)

Series	Redemption Date	Shares Redeemed	Aggregate Principal
F-7	02/21/17	136	$3,400,000
M-7	02/21/17	136	3,400,000
W-7	02/23/17	136	3,400,000

11.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

	Common Dividend Per Share		Preferred Shares (c)
	Paid (a)	Declared (b)	Shares	Series	Declared
BKN	$0.0570	$0.0570	VMTP	W-7	$260,285
BTA	0.0545	0.0545	VRDP	W-7	146,149
BKK	0.0395	0.0395
BFK	0.0585	0.0585	VMTP	W-7	559,851
BSD	0.0570	0.0570	VMTP	W-7	88,691

(a)	Net investment income dividend paid on June 1, 2018 to Common Shareholders of record on May 15, 2018.
(b)	Net investment income dividend declared on June 1, 2018 payable to Common Shareholders of record on June 15, 2018.
(c)	Dividends declared for period May 1, 2018 to May 31, 2018.

On June 6, 2018, the Board approved a change in the fiscal year end of BlackRock Municipal 2020 Term Trust from April 30 to December 31. The change will be effective December 31, 2018.

70	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of BlackRock Investment Quality Municipal Trust, Inc., BlackRock Long-Term Municipal Advantage Trust, BlackRock Municipal 2020 Term Trust, BlackRock Municipal Income Trust, and BlackRock Strategic Municipal Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of BlackRock Investment Quality Municipal Trust, Inc., BlackRock Long-Term Municipal Advantage Trust, BlackRock Municipal 2020 Term Trust, BlackRock Municipal Income Trust, and BlackRock Strategic Municipal Trust (the “Funds”), including the schedules of investments, as of April 30, 2018, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended; the related statements of cash flows for BlackRock Investment Quality Municipal Trust, Inc., BlackRock Long-Term Municipal Advantage Trust, BlackRock Municipal Income Trust, and BlackRock Strategic Municipal Trust for the year then ended; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of April 30, 2018, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, the statements of cash flows for BlackRock Investment Quality Municipal Trust, Inc., BlackRock Long-Term Municipal Advantage Trust, BlackRock Municipal Income Trust, and BlackRock Strategic Municipal Trust present fairly the results of cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

June 20, 2018

We have served as the auditor of one or more BlackRock investment companies since 1992.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	71

Automatic Dividend Reinvestment Plan

Pursuant to each Trust’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains and other distributions reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Trust’s Common Shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After BKN, BTA, BFK and BSD declare a dividend or determine to make a capital gain or other distributions, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Trusts (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Trust’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

After BKK declares a dividend or determines to make a capital gain or other distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts by the purchase of outstanding shares on the open market or on BKK’s primary exchange (“open market purchases”). BKK will not issue any new shares under the Reinvestment Plan.

You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting the Reinvestment Plan Agent, at the address set forth below.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of distributions will be paid by each Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open market purchases in connection with the reinvestment of all distributions. The automatic reinvestment of all distributions will not relieve participants of any U.S. federal, state or local income tax that may be payable on such dividends or distributions.

Each Trust reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, each Trust reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at http://www.computershare.com/blackrock, or in writing to Computershare, P.O. Box 505000, Louisville, KY 40233, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 462 South 4th Street, Suite 1600, Louisville, KY 40202.

72	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

Independent Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen (d)	Public Company and Other Investment Company Directorships Held During Past Five Years
Richard E. Cavanagh 1946	Chair of the Board and Trustee (Since 2007)	Director, The Guardian Life Insurance Company of America since 1998; Board Chair, Volunteers of America (a not-for-profit organization) since 2015 (board member since 2009); Director, Arch Chemical (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	75 RICs consisting of 75 Portfolios	None
Karen P. Robards 1950	Vice Chair of the Board and Trustee (Since 2007)	Principal of Robards & Company, LLC (consulting and private investing) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Investment Banker at Morgan Stanley from 1976 to 1987.	75 RICs consisting of 75 Portfolios	Greenhill & Co., Inc.; AtriCure, Inc. (medical devices) from 2000 until 2017
Michael J. Castellano 1946	Trustee (Since 2011)	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015 and since 2017; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) since 2015.	75 RICs consisting of 75 Portfolios	None
Cynthia L. Egan 1955	Trustee (Since 2016)	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	75 RICs consisting of 75 Portfolios	Unum (insurance); The Hanover Insurance Group (insurance); Envestnet (investment platform) from 2013 until 2016
Frank J. Fabozzi 1948	Trustee (Since 2007)	Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Visiting Professor, Princeton University from 2013 to 2014 and since 2016; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011.	75 RICs consisting of 75 Portfolios	None
R. Glenn Hubbard 1958	Trustee (Since 2007)	Dean, Columbia Business School since 2004; Faculty member, Columbia Business School since 1988.	75 RICs consisting of 75 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance)
W. Carl Kester 1951	Trustee (Since 2007)	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008, Deputy Dean for Academic Affairs from 2006 to 2010, Chairman of the Finance Unit, from 2005 to 2006, Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	75 RICs consisting of 75 Portfolios	None
Catherine A. Lynch 1961	Trustee (Since 2016)	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	75 RICs consisting of 75 Portfolios	None

TRUSTEE AND OFFICER INFORMATION	73

Trustee and Officer Information  (continued)

Interested Trustees (a)(e)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen (d)	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Trustee (Since 2018)	Senior Managing Director of BlackRock, Inc. since 2010; oversees BlackRock's Strategic Partner Program and Strategic Product Management Group; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock's Human Capital Committee; Global Head of BlackRock's Retail and iShares® businesses from 2012 to 2016; Head of BlackRock’s Global Client Group from 2009 to 2012; Chairman of BlackRock’s international businesses from 2007 to 2010.	128 RICs consisting of 311 Portfolios	None
John M. Perlowski 1964	Trustee (Since 2014); President and Chief Executive Officer (Since 2011)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	128 RICs consisting of 311 Portfolios	None
(a) The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

(b) Each Independent Trustee will serve until his or her successor is elected and qualifies, or until his or her earlier death, resignation, retirement or removal, or until December 31 of the year in which he or she turns 75. The maximum age limitation may be waived as to any Trustee by action of a majority of the Trustees upon finding of good cause therefor.

(c) Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Trustees as joining the Board in 2007, each Trustee first became a member of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; W. Carl Kester, 1995 and Karen P. Robards, 1998.

(d) For purposes of this chart, "RICs" refers to investment companies registered under the 1940 Act and "Portfolios" refers to the investment programs of the BlackRock-advised funds. The Closed-End Complex is comprised of 75 RICs consisting of 75 portfolios. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Equity-Bond Complex and the BlackRock Equity-Liquidity Complex.

(e) Mr. Fairbairn and Mr. Perlowski are both "interested persons," as defined in the 1940 Act, of the Trusts based on their positions with BlackRock and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Equity-Bond Complex and the BlackRock Equity-Liquidity Complex. Interested Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Trustee by action of a majority of the Trustees upon a finding of good cause therefor.

74	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Jonathan Diorio 1980	Vice President (Since 2015)	Managing Director of BlackRock, Inc. since 2015; Director of BlackRock, Inc. from 2011 to 2015; Director of Deutsche Asset & Wealth Management from 2009 to 2011.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Janey Ahn 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017; Assistant Secretary of the funds in the Closed-End Complex from 2008 to 2012.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
(b) Officers of the Trust serve at the pleasure of the Board.

Effective December 31, 2017, Jerrold B. Harris retired as a Trustee of the Trusts.

Effective February 16, 2018, Barbara G. Novick resigned, and Robert Fairbairn was appointed, as an interested Trustee of the Trusts.

As of the date of this report, the portfolio managers of BKN are Michael Kalinoski, Walter O’Connor and Christian Romaglino. Mr. Romaglino joined BKN’s portfolio management team effective February 1, 2018. Mr. Romaglino has been a Director of BlackRock, Inc. since 2017; a Portfolio Manager for the Municipal Mutual Fund Desk within BlackRock’s Global Fixed Income Group since 2017; and a Portfolio Manager at Brown Brothers Harriman from 2007 to 2017.

Investment Adviser	VRDP Liquidity Provider
BlackRock Advisors, LLC	Bank of America, N.A.
Wilmington, DE 19809	New York, NY 10036

Custodian and Accounting Agent	VRDP Remarketing Agent
State Street Bank and Trust Company	BofAML Securities, Inc.
Boston, MA 02111	New York, NY 10036

Transfer Agent	VRDP Tender and Paying Agent and VMTP Redemption and Paying Agent
Computershare Trust Company, N.A.	The Bank of New York Mellon
Canton, MA 02021	New York, NY 10286

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Boston, MA 02116

Legal Counsel
Skadden, Arps, Slate, Meagher & Flom LLP
Boston, MA 02116

Address of the Trusts
100 Bellevue Parkway
Wilmington, DE 19809

TRUSTEE AND OFFICER INFORMATION	75

Additional Information

Trust Certification

The Trusts are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

Each Trust’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of distributions, the Trusts may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the distributions paid by the Trusts for any particular month may be more or less than the amount of net investment income earned by the Trusts during such month. The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Trusts’ investment objectives or policies or to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders or in the principal risk factors associated with investment in the Trusts. Except as disclosed on page 76, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trusts’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Trusts’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 882-0052; and (2) on the SEC’s website at http://www.sec.gov.

76	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ADDITIONAL INFORMATION	77

Glossary of Terms Used in this Report

Currency

CHF	Swiss Franc
COP	Colombian Peso

Portfolio Abbreviations

AGC	Assured Guarantee Corp.
AGM	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax (subject to)
ARB	Airport Revenue Bonds
BAM	Build America Mutual Assurance Co.
CAB	Capital Appreciation Bonds
COP	Certificates of Participation
EDA	Economic Development Authority
EDC	Economic Development Corp.
GARB	General Airport Revenue Bonds
GO	General Obligation Bonds
GTD	Guaranteed
HDA	Housing Development Authority
HFA	Housing Finance Agency
IDA	Industrial Development Authority
ISD	Independent School District
LRB	Lease Revenue Bonds
M/F	Multi-Family
NPFGC	National Public Finance Guarantee Corp.
PILOT	Payment in Lieu of Taxes
PSF	Permanent School Fund
RB	Revenue Bonds
S/F	Single-Family
SAN	State Aid Notes
VRDN	Variable Rate Demand Notes

78	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Trusts have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

CEMUNI5-4/18-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to clarify an inconsistency as to whom persons covered by the code should report suspected violations of the code. The amendment clarifies that such reporting should be made to BlackRock Advisors, LLC’s (“Investment Adviser” or “BlackRock”) General Counsel, and retains the alternative option of anonymous reporting following “whistleblower” policies. Other non-material changes were also made in connection with this amendment. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-882-0052, option 4.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano

Frank J. Fabozzi

W. Carl Kester

Catherine A. Lynch

Karen P. Robards

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been a principal of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Municipal 2020 Term Trust	$30,100	$30,664	$0	$3,500	$12,900	$12,852	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,274,000	$2,129,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,274,000 and $2,129,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Municipal 2020 Term Trust	$12,900	$16,352

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored or advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,274,000	$2,129,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants

(a)	The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C.

78c(a)(58)(A)):

Michael Castellano

Frank J. Fabozzi

Catherine A. Lynch

W. Carl Kester

Karen P. Robards

(b)	Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a)(1) As of the date of filing this Report:

The registrant is managed by a team of investment professionals comprised of Phillip Soccio, CFA, Director at BlackRock, and Theodore R. Jaeckel, Jr., CFA, Managing Director at

BlackRock. Each is a member of BlackRock’s municipal tax-exempt management group. Each is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and selection of its investments. Messrs. Soccio and Jaeckel have been members of the registrant’s portfolio management team since 2011 and 2006, respectively.

Portfolio Manager	Biography
Phillip Soccio	Director of BlackRock since 2009; Vice President of BlackRock from 2005 to 2008.
Theodore R. Jaeckel, Jr.	Managing Director of BlackRock since 2006; Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 2005 to 2006; Director of MLIM from 1997 to 2005.

(a)(2) As of April 30, 2018:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Phillip Soccio, CFA	20	0	0	0	0	0
	$5.77 Billion	$0	$0	$0	$0	$0
Theodore R. Jaeckel, Jr.	38	0	0	0	0	0
	$22.54 Billion	$0	$0	$0	$0	$0

(iv)  Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc. or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that a portfolio manager may be managing certain hedge fund and/or long only accounts, or may be part of a team managing certain hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of this fund are not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of April 30, 2018:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of April 30, 2018.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Fund and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are: a combination of market-based indices (e.g., Standard & Poor’s Municipal Bond Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($275,000 for 2018). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4)  Beneficial Ownership of Securities – As of April 30, 2018:

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Phillip Soccio	None
Theodore R. Jaeckel, Jr.	None

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Municipal 2020 Term Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Municipal 2020 Term Trust

Date: July 5, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Municipal 2020 Term Trust

Date: July 5, 2018

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Municipal 2020 Term Trust

Date: July 5, 2018